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                           A CABLE FRANCHISE AGREEMENT

                        BETWEEN FAIRFAX COUNTY, VIRGINIA

                 AND MEDIA GENERAL CABLE OF FAIRFAX COUNTY, INC.










       Approved by the Fairfax County Board of Supervisors on May 11, 1998



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                            CABLE FRANCHISE AGREEMENT
                            FAIRFAX COUNTY, VIRGINIA

                                                                           PAGE
1  DEFINITIONS...............................................................9

   (a)      Affiliate........................................................9

   (b)      Basic Cable Service..............................................9

   (c)      Board............................................................9

   (d)      Cable Act........................................................9

   (e)      Cable Ordinance..................................................9

   (f)      Cable Service...................................................10

   (g)      Cable System....................................................10

   (h)      Communications Administrator....................................10

   (i)      Channel.........................................................10

   (j)      County..........................................................11

   (k)      Demarcation Point...............................................11

   (l)      Educational Access Channel or Educational Channel...............11

   (m)      Equitable Price.................................................11

   (n)      Fair Market Value...............................................11

   (o)      Federal Communications Commission or FCC........................12

   (p)      Franchise.......................................................12

   (q)      Franchise Agreement or Agreement................................12

   (r)      Franchise Area..................................................12

   (s)      Franchise Fee...................................................12

   (t)      Governmental Access Channel or Governmental Channel.............12

   (u)      Grantee.........................................................12

   (v)      Grantee's Cable System..........................................12

   (w)      Gross Revenues..................................................12

   (x)      Home Subscriber Network or HSN..................................14

   (y)      Institutional Network or I-Net..................................14


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   (z)      Leased Access Channel or Commercial Access Channel..............14

   (aa)     Net Income......................................................14

   (bb)     Normal Operating Conditions.....................................15

   (cc)     Department of Consumer Affairs..................................15

   (dd)     PEG.............................................................15

   (ee)     Person..........................................................15

   (ff)     Public Access Channel...........................................15

   (gg)     Prior Franchises................................................16

   (hh)     Public Rights-of-Way............................................16

   (ii)     Rate Regulated Services.........................................16

   (jj)     Security Deposit................................................16

   (kk)     Service Tier....................................................16

   (ll)     Subscriber......................................................17

   (mm)     System Upgrade..................................................17

   (nn)     User............................................................17

   (oo)     Video Programming...............................................17

2  GRANT OF AUTHORITY; LIMITS AND RESERVATIONS..............................17

   (a)      Grant of Authority..............................................17

   (b)      Area Served.....................................................18

   (c)      Term............................................................18

   (d)      Grant Not Exclusive.............................................19

   (e)      Franchise Agreement Subject to Other Laws.......................19

   (f)      Franchise Agreement Subject to Exercise of Police Powers........19

   (g)      Material Alteration.............................................20

   (h)      Approval and Effective Date.....................................20

   (i)      Effect of Acceptance............................................20

   (j)      Claims Related to Prior Franchises..............................21

   (k)      No Waiver.......................................................22

   (l)      Amendment of Franchise Agreement................................23

3  TRANSFERS................................................................23


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   (a)      County Approval Required........................................23

   (b)      Subsequent Approvals............................................24

   (c)      Approval Does Not Constitute Waiver.............................24

   (d)      Definitions.....................................................24

   (e)      Notification of Certain Transactions............................25

4  PROVISION OF CABLE SERVICE...............................................25

   (a)      Availability of Cable Service...................................25

   (b)      Line Extension Requirements.....................................26

   (c)      Continuity of Service...........................................26

5  CONSTRUCTION AND MAINTENANCE.............................................28

   (a)      Construction Schedule...........................................28

   (b)      Construction Standards..........................................29

   (c)      System Tests and Inspections....................................39

   (d)      Publicizing Proposed Construction Work..........................41

   (e)      System Maintenance..............................................42

6  SYSTEM FACILITIES, EQUIPMENT AND SERVICES................................42

   (a)      System Characteristics..........................................42

   (b)      Current System..................................................46

   (c)      Integration of Advancements in Technology.......................47

   (d)      System Upgrade..................................................47

   (e)      System Design Submission Process................................48

   (f)      HSN Upgrade Schedule............................................49

   (g)      Periodic Progress Reporting.....................................49

   (h)      Leased Access Channels..........................................50

   (i)      Interconnection.................................................50

   (j)      Emergency Alert System..........................................51

   (k)      Uses of System..................................................52

   (l)      Home Wiring.....................................................52

   (m)      Antenna Towers..................................................52

   (n)      Periodic Performance Evaluation.................................53

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   (o)      Tenth-Year Anniversary Review...................................53

7  CHANNELS AND FACILITIES FOR PUBLIC, EDUCATIONAL AND GOVERNMENTAL USE.....57

   (a)      Access Channels.................................................57

   (b)      Access Channel Assignment.......................................59

   (c)      Capital Grants for Access Facilities............................60

   (d)      Return Feed From Facilities.....................................61

   (e)      Use of PEG Channels, Facilities and Equipment...................62

   (f)      Cable Drops and Outlets for Government Facilities...............64

   (g)      Backup Facilities and Equipment.................................65

   (h)      Editorial Control...............................................66

   (i)      Payments by Grantee to PEG Users................................66

   (j)      Carriage of PEG Programming.....................................67

   (k)      Institutional Network...........................................67

   (l)      Costs and Payments Not Franchise Fees...........................68

8  FRANCHISE FEE............................................................68

   (a)      Payment to County...............................................68

   (b)      Supporting Information..........................................68

   (c)      Late Payments...................................................68

   (d)      Audit...........................................................68

   (e)      No Limitation on Taxing Authority...............................70

   (f)      No Accord and Satisfaction......................................71

   (g)      Acceptance Fee..................................................71

9  REPORTS AND RECORDS......................................................71

   (a)      Books and Records...............................................71

   (b)      Communication with Regulatory Agencies..........................72

   (c)      Annual Report...................................................73

   (d)      Quarterly Report................................................75

   (e)      Special Reports.................................................76

   (f)      Additional Information..........................................77

   (g)      Records Required................................................77

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   (h)      Waiver of Reporting Requirements................................78

10 INSURANCE, SURETY, AND INDEMNIFICATION...................................78

   (a)      Insurance Required..............................................78

   (b)      Endorsements....................................................79

   (c)      Qualifications of Insurers......................................79

   (d)      Policies Available for Review...................................79

   (e)      Additional Insureds; Prior Notice of Policy Modification........80

   (f)      Indemnification.................................................80

   (g)      No Limit of Liability...........................................82

   (h)      County to Assume No Liability...................................82

11 PERFORMANCE GUARANTEES AND REMEDIES......................................83

   (a)      Performance Bond................................................83

   (b)      Security Deposit................................................85

   (c)      Rights Cumulative...............................................86

   (d)      Remedies........................................................86

   (e)      Liquidated Damages..............................................87

   (f)      Shortening, Revocation, or Termination of Franchise.............90

   (g)      Condemnation....................................................93

12 MISCELLANEOUS PROVISIONS.................................................93

   (a)      Binding Acceptance..............................................93

   (b)      Severability....................................................93

   (c)      Preemption......................................................93

   (d)      Equal Treatment.................................................94

   (e)      Compliance With Applicable Laws.................................94

   (f)      Force Majeure...................................................94

   (g)      Governing Law...................................................95

   (h)      Notices.........................................................95

   (i)      Time of Essence.................................................95

   (j)      Captions and Headings...........................................95

   (k)      No Oral Modifications...........................................96

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   (l)      Rights and Remedies.............................................96

   (m)      Obligations to Continue Throughout Term.........................98

   (n)      Cooperation in Obtaining and Implementing Grants................98

   (o)      Prohibition Against Discrimination..............................98

   (p)      Connections to the Cable System; Use of Antennas................98

   (q)      Police Powers of the County.....................................99

   (r)      Grantee Bears Its Own Costs.....................................99

   (s)      County Bears Its Own Costs......................................99

   (t)      Rights of Third Parties.........................................99

   (u)      Appendices......................................................99

   (v)      Entire Agreement...............................................100

APPENDIX 1:  LINE EXTENSION POLICY...........................................1

APPENDIX 2:  I-NET APPENDIX..................................................1

APPENDIX 3:  PEG ORIGINATION SITE APPENDIX...................................1

APPENDIX 4:  I-NET SITE APPENDIX.............................................1

APPENDIX 5:  SECURITY DEPOSIT  APPENDIX......................................1

APPENDIX 6:  SECURITY AGREEMENT..............................................1

APPENDIX 7:  GUARANTEE OF PERFORMANCE........................................1

APPENDIX 8:  ACCEPTANCE OF FRANCHISE BY THE GRANTEE..........................1


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                      CABLE TELEVISION FRANCHISE AGREEMENT
                        BETWEEN FAIRFAX COUNTY, VIRGINIA
                 AND MEDIA GENERAL CABLE OF FAIRFAX COUNTY, INC.


         THIS CABLE FRANCHISE AGREEMENT (the "Franchise Agreement") is entered into by and between Fairfax County, Virginia ("County"), and Media General Cable of Fairfax County, Inc., a Virginia Corporation ("Media General") as of June 1, 1998 (the "Effective Date").

         WHEREAS, Media General has asked the County to renew Media General's nonexclusive Franchises (the "Prior Franchises") to own, construct, reconstruct, install, maintain, operate, dismantle, test, upgrade, repair, use, and remove a Cable System (as hereinafter defined) in the County; and

         WHEREAS, the construction, installation, reconstruction, maintenance, operation, dismantling, testing, upgrade, repair, use, and removal of such a system involves the occupation of and placement of private commercial facilities along, under, over, above, through or across the Public Rights-of-Way or public land within the County; and

         WHEREAS, the County has reviewed Media General's performance under the Prior Franchises and the quality of service during the term of the Prior Franchises, has identified the future cable-related needs and interests of the County and its citizens, has considered the financial, technical and legal qualifications of Media General, has determined whether Media General's plans for constructing, operating and maintaining its Cable System are adequate, and has determined that the foregoing meet the requirements of 47 U.S.C. ss. 546 in a full public proceeding affording due process to all parties; and

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         WHEREAS,  the  County  has  relied on Media  General's  representations contained in this Franchise Agreement and has considered the information that Media General has presented to it; and

         WHEREAS, based on Media General's representations in this Franchise Agreement, the Board has determined that, subject to the terms and conditions set forth herein and the provisions of Chapter 9 of the Code of the County of Fairfax, known as the Fairfax County Cable Communications Ordinance (the "Cable Ordinance" or "Ordinance"), the grant of a new nonexclusive Franchise to Media General, to supersede the Prior Franchises, is consistent with the public interest; and

         WHEREAS, the County and Media General have reached agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the County's grant of a new Franchise to Media General; Media General's promise to provide Cable Service to residents of the County pursuant to and consistent with the Cable Ordinance; the terms and conditions set forth herein, the promises and undertakings herein, and other good and valuable consideration, the receipt and the adequacy of which are hereby acknowledged;

         THE SIGNATORIES DO HEREBY AGREE AS FOLLOWS:

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1        DEFINITIONS.

         When not inconsistent with the context, words used in the present tense include the future tense; words in the plural number include the singular number, and words in the singular number include the plural number; and the masculine gender includes the feminine gender. The words "shall" and "will" are mandatory, and "may" is permissive. Unless otherwise expressly stated, words not defined herein or in the Cable Ordinance shall be given the meaning set forth in Va. Code ss. 15.2-2108 or, if not in conflict, Title 47 of the United States Code, as amended, and if not defined therein, their common and ordinary meaning.

         (a) Affiliate: Any Person who owns or controls, is owned or controlled by, or is under common ownership or control with the Grantee.

         (b) Basic Cable Service: The HSN service tier which includes the following: at least (i) all domestic television broadcast signals carried in fulfillment of the requirements of 47 U.S.C. ss.ss. 534 and 535 (except any signal secondarily transmitted by satellite carrier beyond the local service area of such station, regardless of how such signal is ultimately received by the Grantee's Cable System); (ii) any public, educational, and governmental access programming required by the Franchise Agreement to be provided to Subscribers as basic service; and (iii) any additional video programming signals or service added to basic service by the Grantee.

         (c) Board: The Board of Supervisors of the County of Fairfax, Virginia.

         (d) Cable Act: Title VI of the Communications Act of 1934 (47 U.S.C.ss.521, et seq.) and any amendments thereto.

         (e) Cable Ordinance: Chapter 9 of the Code of the County of Fairfax.

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         (f) Cable Service:  (A) the one-way  transmission to subscribers of (i)
video programming, or (ii) other programming service, and (B) subscriber interaction, if any, which is required for the selection or use of such video programming or other programming service.

         (g) Cable System: A facility, consisting of a set of closed transmission paths and associated signal generation, reception, and control equipment that is designed to provide cable service which includes video programming and which is provided to multiple subscribers within a community, but such term does not include (A) a facility that serves only to retransmit the television signals of one or more television broadcast stations; (B) a facility that serves subscribers without using any public right-of-way; (C) a facility of a common carrier which is subject, in whole or in part, to the provisions of Title II of the Communications Act of 1934, except that such facility shall be considered a cable system (other than for purposes of 47 U.S.C. ss. 541(c)) to the extent such facility is used in the transmission of video programming directly to subscribers, unless the extent of such use is solely to provide interactive on-demand services; (D) an open video system that complies with 47 U.S.C. ss. 573; or (E) any facilities of any electric utility used solely for operating its electric utility system.

         (h) Communications Administrator: The present or succeeding employee of Fairfax County designated as the Cable Television Administrator or as the Communications Administrator who shall have the duties prescribed in the Cable Ordinance and as otherwise prescribed by the Board.

         (i) Channel: A portion of the electromagnetic frequency spectrum that is used in Grantee's Cable System and that is capable of delivering a video signal as that term is defined by the FCC as of the Effective Date of this Agreement.

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         (j) County:  The County of Fairfax, Virginia.

         (k) Demarcation Point: For purposes of the HSN, a Demarcation Point for cable drops in existence as of the Effective Date shall be the point of interconnection of Grantee's Cable System with customer-provided equipment or wiring as of the Effective Date; for cable drops installed after the Effective Date, it shall be a point agreed upon by the Grantee and the County up to twelve inches inside the building wall and consistent with Grantee's direction of approach to the building, consistent with the FCC's rules as of the Effective Date of this Agreement or as later amended. For purposes of the I-Net, a Demarcation Point shall have the meaning given that term in Appendix 2. For purposes of PEG upstream feeds, a Demarcation Point shall be the point at which the equipment owned by the PEG origination site operator interconnects with Grantee's wiring and electronics.

         (l) Educational Access Channel or Educational Channel: Any Channel required by this Franchise Agreement to be provided by Grantee to the County on the HSN for educational use.

         (m) Equitable Price: Fair Market Value adjusted downward for the harm to the County or Subscribers, if any, resulting from the Grantee's breach of this Agreement or violation of the Cable Ordinance which resulted in the revocation of the Franchise, and as further adjusted to account for any other equitable factors that may be considered consistent with 47 U.S.C. ss. 547.

         (n) Fair Market Value: The price which property will bring when it is offered for sale by one who desires, but is not obligated, to sell it, and is bought by one who is under no necessity of having it.

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         (o) Federal  Communications  Commission or FCC: That Federal  agency as presently constituted by the Communications Act of 1934, as amended, its designee, or any successor agency.

         (p) Franchise: The franchises granted pursuant to this Agreement.

         (q) Franchise Agreement or Agreement: This contract and any amendments, exhibits or appendices hereto.

         (r) Franchise Area: The North and South County Franchise areas, as defined in Section 9-7-1 of the Cable Ordinance, and any area added thereto during the term of the Franchise that is served by the Grantee as of the Effective Date of this Agreement or which the Grantee agrees to serve.

         (s)  Franchise  Fee:  This term shall have the  meaning  given to it in
Section 8(a) herein.

         (t) Governmental Access Channel or Governmental Channel: Any Channel required by this Franchise Agreement to be provided by Grantee to County on the HSN and set aside by the Grantee for government use.

         (u) Grantee: Media General Cable of Fairfax County, Inc., a Virginia corporation, and its lawful and authorized successors, assigns, and transferees.

         (v) Grantee's Cable System: The Cable System of the Grantee in the County, which shall be subject to either the Prior Franchises or the Franchise, as the context requires.

         (w) Gross Revenues: Any and all cash, credits, property or consideration of any kind or nature that constitute revenue in accordance with Generally Accepted Accounting Principles and that arise from, are attributable to, or are in any way derived directly or indirectly by the Grantee or its

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Affiliates,  or by any other entity that is a cable operator of Grantee's  Cable
System, from the operation of the Grantee's Cable System to provide Cable Services, except as hereinafter specifically excluded. Consistent with the foregoing, the following, without limitation, shall be included in Gross Revenues to the extent derived from the operation of the Grantee's Cable System to provide Cable Services in the County: monthly fees collected from Subscribers for any basic, optional, premium, per-channel, per-program service, or cable
programming   service;    installation,    disconnection,    reconnection,   and
change-in-service fees; fees, payments, or other consideration received from programmers for carriage of programming on Grantee's Cable System; revenues from rentals or sales of converters or other equipment; studio rental; fees from third party unaffiliated programmers for leased access programming; production equipment, rental fees and personnel fees; advertising revenues (except as otherwise provided hereinafter); revenues from the sale or carriage of other Cable Services; and revenues from home shopping and bank-at-home channels. Gross revenues shall not include any taxes on services furnished by a Grantee which are imposed directly on any Subscriber or User by the Commonwealth of Virginia, the County, or other governmental unit and which are collected by the Grantee on behalf of said governmental unit. A Franchise fee is not such a tax. Gross Revenues shall not include (i) any consideration paid by the County to the Grantee for the Institutional Network as set forth in Appendix 2 hereto, or any expense reimbursement paid by the County or its agents, or by PEG users, to the Grantee; (ii) any compensation awarded to Grantee based on the County's condemnation of property of Grantee; (iii) any uncollected receipts (i.e., "bad debt"), provided, however, that all or any part of any such actual bad debt that is written off but subsequently collected shall be included in Gross Revenues in the period collected; (iv) revenues from program guides; (v) revenues from tower

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leases.  With respect to advertising  revenues derived from the operation of the
Grantee's Cable System to provide Cable Services, the term Gross Revenues shall include thirty-five percent of the revenues paid by an advertiser to any Affiliate of Grantee; provided, however, that any amounts includable as Gross Revenues that are received by an Affiliate or any other entity that is a cable operator of Grantee's Cable System shall not be counted as Gross Revenues to the extent that such amounts are also received directly by the Grantee, to ensure that no such revenue is counted twice.

         (x) Home Subscriber Network or HSN: The broadband communications network of Grantee's Cable System serving residential Subscribers in the Franchise Area. The HSN shall include all facilities and equipment provided by Grantee that are designed to provide Cable Service to residential Subscribers, including, but not limited to, converters and other terminal equipment.

         (y)   Institutional   Network  or  I-Net:  An   institutional   network
constructed for the County's use which is not generally available to Subscribers and which is more specifically described in Section 7 herein.

         (z) Leased Access Channel or Commercial Access Channel: Any Channel on the Grantee's Cable System designated or dedicated for use by a Person unaffiliated with the Grantee pursuant to 47 U.S.C. ss. 532.

         (aa) Net Income: The amount remaining after deducting from gross revenues all of the actual, direct and indirect, expenses associated with operating the Grantee's Cable System, including the Franchise Fee, interest, depreciation and all taxes, all as determined in accordance with Generally Accepted Accounting Principles.

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         (bb) Normal Operating Conditions:  Those conditions that are within the control of the Grantee. Conditions that are not within the control of the Grantee include, but are not limited to, natural disasters, civil disturbances,
power  outages,   telephone  network  outages,  weather  or  traffic  conditions impairing construction or normal operation activities, vandalism, accidents for which Grantee is not primarily responsible, sabotage, and the action or inaction of any governmental unit. Consistent with the foregoing, conditions that are within  the  control  of  Grantee  include,  but are  not  limited  to,  special
promotions,   pay-per-view   events,  rate  increases,   regular  or  reasonably
anticipatable peak or seasonal demand periods, and maintenance or upgrade of Grantee's Cable System.

         (cc) Department of Consumer Affairs: The Fairfax County Department of Telecommunications and Consumer Services or any successor agency that is designated by the Board to perform the functions of that Department.

         (dd) PEG: Public, educational, and governmental.

         (ee)  Person:  An  individual,  partnership,  association,  joint stock
company,   organization,   corporation,  or  any  lawful  successor  thereto  or
transferee thereof, but such term does not include the County.

         (ff) Public Access Channel: Any Channel required by this Franchise Agreement to be provided by Grantee to County on the HSN and set aside by the Grantee for use by the general public who are residents of the Franchise Area, including groups and individuals, and which is available for such use on a non-discriminatory basis.

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         (gg) Prior  Franchises:  The cable television  franchises for the North and South County areas as defined in the Cable Ordinance accepted by Media General Cable of Fairfax County, Inc., on September 30, 1982.

         (hh) Public Rights-of-Way: The surface, the air space above the surface, and area below the surface of any public street, highway, lane, path, alley, sidewalk, boulevard, drive, concourse, bridge, tunnel, park, parkway, waterway, dock, bulkhead, wharf, pier, public water or public easements, or other public way within the County, which consistent with the purposes for which it was dedicated, may be used for the purpose of installing and maintaining a Cable System.

         (ii) Rate Regulated Services: All services subject to rate regulation by the County pursuant to applicable law, including Basic Cable Service, all equipment provided by Grantee to a Subscriber's home which is used to receive Basic Cable Service, regardless of whether such equipment is used to receive other regulated or unregulated services, and the installation of all equipment which is used to receive Basic Cable Service. Such equipment shall include, but is not limited to: (i) converter boxes; (ii) remote control units; and (iii) connections for additional television receivers.

         (jj) Security Deposit: The funds deposited by Media General pursuant to
Section 11 (b) of this Agreement.

         (kk) Service Tier: A category of Cable Service or other services provided by the Grantee's Cable System consisting of one or more video programming services that are offered as a package and for which a separate rate is charged by the Grantee.

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         (ll)  Subscriber : Any member of the general  public who contracts with
Grantee to receive or otherwise lawfully receives (except for resale) Grantee's Basic Service and/or any one or more of such other Cable Services as may be provided on the HSN.

         (mm) System Upgrade: A major improvement or enhancement in the technology or service capabilities made by the Grantee to Grantee's Cable System, as more fully described in Section 6 herein.

         (nn) User: A Person or organization using a PEG Channel or equipment and facilities for purposes of producing or transmitting material, as contrasted with the receipt thereof in the capacity of a Subscriber.

         (oo)  Video   Programming:   Programming   provided  by,  or  generally
considered comparable to programming provided by, a television broadcast station.


2        GRANT OF AUTHORITY; LIMITS AND RESERVATIONS


         (a) Grant of Authority. Subject to the terms and conditions of this Agreement and the Cable Ordinance, the County hereby grants the Grantee the right to own, install, construct, reconstruct, operate, maintain, dismantle, test, upgrade, repair, use and remove a Cable System along, under, over, above, through or across or in any manner connected with the Public Rights-of-Way or public land within the Franchise Area, for the sole purpose of providing Cable Service. This Franchise shall grant no authority for the Grantee to use the County's Public Rights-of-Way or public land for any purposes other than the provision of Cable Service, except to the extent other services may be provided pursuant to Section 7 herein or as hereinafter expressly provided. The consideration provided by Grantee under this Agreement shall be the only consideration due or required from the Grantee to the County for the right to use and occupy the Public Rights-of-Way and public land. No reference herein to a Public Right-of-Way shall be deemed to be a representation or guarantee by the County that its interest or other right to control the use of such property is sufficient to permit the Grantee's use for specific purposes, and the Grantee shall be deemed to gain only those rights to use that are within the County's power to convey. No privilege or power of eminent domain is bestowed by this grant or by this Agreement. This Agreement does not confer any rights other than as expressly provided herein or as implied under federal, state or local law.

         (b)      Area Served.

               (1) The Franchise is granted for the Franchise Area defined herein.

               (2) The Grantee shall build Grantee's Cable System so that it is able to provide service to all Subscribers and potential Subscribers passed by the Grantee's Cable System as of the Effective Date of this Agreement and to other areas in accordance with the line extension policy attached hereto as Appendix 1 (the "Line Extension Policy"). It must build Grantee's Cable System so that it can extend service to all residents geographically located within the Franchise Area, including residents located in areas which may be added to the County's jurisdiction in the future subject to the Line Extension Policy, in accordance with the provisions of this Agreement, unless this requirement is waived in writing by the County.

         (c) Term. The Franchise and this Franchise Agreement shall extend for a term of fifteen years, commencing on the date accepted below by the Grantee, unless the Franchise is earlier revoked or its term shortened as provided herein or in the Cable Ordinance, or unless the Franchise is renewed or extended by mutual agreement, including but not limited to an extension pursuant to Section 6 (o) herein.

         (d) Grant Not Exclusive. The Franchise and the right it grants to use and occupy the Public Rights-of-Way and public land shall not be exclusive. The County reserves the right to grant other franchises, as consistent with state and federal law, for other uses of the Public Rights-of-Way and public land, or any portions thereof, to any Person, or to make any such use itself, at any time during the term of this Franchise Agreement, with or without a franchise, but in no event inconsistent with the rights granted herein.

         (e) Franchise Agreement Subject to Other Laws. This Franchise Agreement is subject to and shall be governed by all applicable provisions of federal, state, and local law.

         (f) Franchise Agreement Subject to Exercise of Police Powers. All rights and privileges granted herein are subject to the exercise of the police powers of the County and its rights under applicable laws and regulations to reasonably exercise its police powers to their full extent and to regulate the Grantee and the construction, operation and maintenance of the Grantee's Cable System, including, but not limited to, the right to adopt and enforce additional ordinances and regulations as the County shall find necessary in the exercise of its police powers, the right to adopt and enforce applicable zoning, building, permitting and safety ordinances and regulations, the right to adopt and enforce ordinances and regulations relating to equal employment opportunities, and the right to adopt and enforce ordinances and regulations containing Public Rights-of-Way, telecommunications, utility and cable television consumer protection and service standards and rate regulation provisions.

         (g) Material Alteration. Notwithstanding Section 2(i)(1) or 2(i)(4) herein, if the Grantee's rights, benefits, obligations or duties specified in this Agreement are materially altered as the result of changes in County ordinances that are incorporated by reference or otherwise, then this Agreement shall be promptly amended so that the rights, benefits, obligations and duties of Grantee set forth in this Agreement as of the Effective Date are preserved or restored to the maximum extent possible, with such amendment to be effective as of the date of the material alteration. In the event that the parties are unable to agree upon an amendment, the scope of any amendment shall be determined by a court of competent jurisdiction.

         (h) Approval and Effective Date. Subject to the conditions set forth in Paragraph 2 of Section A of Appendix H to the Fairfax County Code, this Franchise Agreement shall become effective on June 1, 1998.

         (i) Effect of Acceptance. By accepting the Franchise and executing this Franchise Agreement, the Grantee:

               (1) accepts and agrees to comply with the Fairfax County Code, including each provision of the Cable Ordinance and this Agreement, and waives its claim or right to claim as is required by Fairfax County Code ss. 9-9-8;

               (2) acknowledges and accepts the County's legal right to grant the Franchise, to enter into this Franchise Agreement, and to enact and enforce ordinances and regulations related to the Franchise;

               (3) agrees that the Franchise was granted pursuant to processes and procedures consistent with applicable law; and

               (4) agrees that the County retains the absolute right to terminate this Agreement for any material violation by the Grantee of any substantive provision of Chapter 9 of the Code of the County of Fairfax or any term or condition hereof, which violation has not (i) been substantially corrected by Grantee within sixty days of receiving written notice from the County of such violation, or (ii) in the case of a violation which reasonably requires more than sixty days to correct, Grantee has undertaken substantive corrective action within sixty days of receiving written notice from the County of such violation and subsequently completes any necessary corrective action in a timely manner.

         (j) Claims Related to Prior Franchises.

               (1) The Grantee shall remain liable for payments of all franchise fees owed to the County, and operating grants owed to the County and other parties, under the Prior Franchises that are accrued but unpaid prior to the Effective Date. The grant of the Franchise shall have no effect on the Grantee's duty under the Prior Franchises to indemnify or insure the County against acts and omissions occurring during the period that the Prior Franchises were in effect; to return any overcharges that are determined to be due to Subscribers for the period that the Prior Franchises were in effect; and to correct any construction violations for which (i) written notice identifying the nature and location of the violation with sufficient specificity to allow the Grantee to correct the violation has been given to Grantee prior to the Effective Date of this Agreement and (ii) the violation has not been cured by the Effective Date of this Agreement.

               (2) Except as provided in paragraph (1) above or in Section 7(k)(3) herein, as of the Effective Date of this Franchise Agreement, the Prior Franchises are superseded and are of no further force and effect, and the County and the Grantee mutually release each other from any claims each had, has or may have against the other under the Prior Franchises.

         (k) No Waiver.

               (1) The failure of the County on one or more occasions to exercise a right or to require compliance or performance under this Franchise Agreement, the Cable Ordinance or any other applicable law shall not be deemed to constitute a waiver of such right or a waiver of compliance or performance by the County, nor to excuse the Grantee from complying or performing, unless such right or such compliance or performance has been specifically waived in writing by the Communications Administrator or designee.

               (2) The failure of the Grantee on one or more occasions to exercise a right or to require compliance or performance under this Franchise Agreement, the Cable Ordinance or any other applicable law shall not be deemed to constitute a waiver of such right or a waiver of compliance or performance by the Grantee, nor to excuse the County from complying or performing, unless such right or such compliance or performance has been specifically waived in writing by the Grantee.

               (3) No waiver by the County of any breach or violation of any provision of this Franchise Agreement or the Cable Ordinance shall be deemed to be a waiver or a continuing waiver by the County of any subsequent breach or violation of the same or any other provision. Neither the granting of the Franchise, nor any provision herein, nor any action by the County hereunder shall constitute a waiver of or a bar to the exercise of any police right or power of the County, including without limitation, the right of eminent domain.

               (4) No waiver by the Grantee of any breach or violation of any provision of this Franchise shall be deemed to be a waiver or a continuing waiver by the Grantee of any subsequent breach or violation of the same or any other provision. By its execution of this Franchise Agreement, the Grantee does not waive any rights it may have under federal or state law, in the event that the County grants a franchise or other authorization to any other multichannel video programming provider after the Effective Date, as the result of a grant of such franchise or other authorization.

        (l) Amendment of Franchise Agreement. This Agreement may only be amended by mutual written consent of the County and the Grantee, including but not limited to such consent and/or court order pursuant to
            Section 2(g) or 6(o) hereof.


3 TRANSFERS


         (a)  County Approval Required.

               (1) A Franchise shall be a privilege that is held in the public trust, and personal to the Grantee. The Grantee's obligations under this Agreement involve personal services whose performance involves personal credit, trust and confidence in the Grantee.

               (2) No Transfer (as hereinafter defined) of the Franchise, the Grantee or the Grantee's Cable System, or control over the same (including, but not limited to, Transfer by forced or voluntary sale, merger, consolidation, receivership, or any other means) shall occur unless the requirements of ss. 9-5-13 of the Cable Ordinance are satisfied. Any Transfer which does not comport with the requirements of ss. 9-5-13 of the Cable Ordinance shall be deemed to impair the County's assurance of due performance.

         (b) Subsequent Approvals. The approval of a Transfer in one instance shall not render unnecessary approval of any subsequent Transfer.

         (c) Approval Does Not Constitute Waiver. Approval by the County of a Transfer does not constitute a waiver or release of the rights of either the Grantee or the County under this Agreement or the Cable Ordinance, whether arising before or after the date of the Transfer, nor does such approval constitute a waiver or release of the rights of the County and the public in and to the Public Rights-of-Way or public land, or a release of any police powers.

         (d) Definitions.

               (1) Transfer: Any transaction in which: (A) any ownership or other right, title, or interest in the Grantee, Grantee's Cable System, or any Person that is a cable operator of Grantee's Cable System, that would be cognizable pursuant to 47 C.F.R. ss. 73.3555 (Notes 1, 2, and 3) is transferred, sold, assigned, directly or indirectly; or (B) there is any change or acquisition of control of the Grantee that would be cognizable pursuant to 47 C.F.R. ss. 73.3555 (Notes 1, 2, and 3); or (C) the rights and/or obligations held by the Grantee under its Franchise are transferred, directly or indirectly, to another party (provided that nothing herein shall be construed to restrict Grantee from entering into any contracts with third parties for management, construction or other services related to Grantee's Cable System as long as such contracts do not result in a change of control as defined in 47 C.F.R. ss.
73.3555 (Notes 1, 2, and 3)); or (D) any change or substitution occurs in the managing general partners of the Grantee, where applicable.

               (2) "Control" for purposes of this definition is not limited to majority stock ownership, but includes actual working control in whatever manner exercised as determined by the rules and policies of the FCC.

               (3) Notwithstanding the foregoing, no Transfer of control shall be deemed to have occurred as long as the D. Tennant Bryan Media Trust retains control of the Grantee as determined by FCC rules and policies as interpreted by the FCC.

         (e) Notification of Certain Transactions . Grantee will notify the County if at any time there is a mortgage or security interest granted on substantially all of the assets of Grantee's Cable System, and will provide the County with copies of all loan documents with respect to such transaction as soon as such documents become publicly available and, if such documents do not become publicly available within ten business days after loan closing, will make such documents available for inspection pursuant to Section 9(a)(1) herein within ten business days after loan closing.


4 PROVISION OF CABLE SERVICE


         (a) Availability of Cable Service. The Grantee shall make Cable Service available on the HSN in accordance with the terms of this Franchise Agreement to all residences, businesses and other structures within the Franchise Area, including multiple dwelling unit buildings, whose owners or occupants request Cable Service, except for multiple dwelling unit buildings and other locations to which the Grantee cannot legally obtain access; provided, however, that Grantee may refuse to provide Cable Service (i) when it is unable pursuant to normal industry practice to obtain necessary programming, real property or other access rights, or (ii) when its prior service, payment, or theft of service history with a Person has been unfavorable, or (iii) pursuant to a written waiver by the Communications Administrator or designee.

         (b) Line Extension Requirements. Service drops to residential Subscribers shall be governed by the Line Extension Policy attached hereto as Appendix 1. The line extension policy for commercial properties is based on published commercial rates for construction and installation costs.

         (c) Continuity of Service.

               (1) It is the right of all Subscribers in the Franchise Area to receive all available Cable Services they request from the Grantee as long as their financial and other obligations to the Grantee are satisfied; provided, however, that Grantee may refuse to provide Cable Service when (i) it is unable pursuant to normal industry practice to obtain necessary programming, real property or access rights, (ii) when its prior service, payment, or theft of service history with a Person has been unfavorable, or (iii) pursuant to written waiver by the Communications Administrator or designee.

               (2) The Grantee shall operate Grantee's Cable System pursuant to this Franchise without interruption, except as otherwise provided in this Franchise Agreement. Following the expiration or revocation of its Franchise, the Grantee shall, at the County's request, as trustee for its successor in interest, operate Grantee's Cable System for a temporary period (the "Transition

Period") as necessary to maintain service to Subscribers, and shall cooperate with the County to assure an orderly transition from it to the County or another franchise holder.

               (3) During the Transition Period, the Grantee shall not sell any of Grantee's Cable System assets, nor make any physical, material, administrative or operational change that would tend to degrade the quality of service to Subscribers, decrease Gross Revenues, or materially increase expenses without the express permission, in writing, of the County or its assigns.

               (4) The County may seek legal and/or equitable relief to enforce the provisions of this Section.

               (5) The Transition Period shall be no longer than the reasonable period required to arrange for an orderly transfer of cable service to the County or to another franchise holder, unless mutually agreed to by the Grantee and the County. During the Transition Period, the Grantee and the County will continue to be obligated to comply with the terms and conditions of this Agreement and applicable laws and regulations.

               (6) For its management services during the Transition Period, the Grantee shall be entitled to receive as compensation the Net Income generated during the Transition Period.

               (7) If the Grantee abandons Grantee's Cable System during the Franchise term, or fails to operate Grantee's Cable System in accordance with the terms of this Agreement during any Transition Period, the County, at its option, may operate Grantee's Cable System, designate another entity to operate Grantee's Cable System temporarily until the Grantee restores service under conditions acceptable to the County or until the Franchise is revoked and a new grantee selected by the County is providing service, or obtain an injunction requiring the Grantee to continue operations.

               (8) The County shall be entitled to injunctive relief under the preceding paragraph if:

                    (A) The Grantee fails to provide Cable Service in accordance with this Franchise Agreement or the Cable Ordinance for a portion of the Franchise affecting over ten percent of the County's subscribers for one week, unless the County authorizes a longer interruption of service or the failure is due to force majeure as characterized in Section 12 herein; or

                    (B) The Grantee, for any period, willfully and without cause refuses to provide Cable Service in accordance with this Franchise Agreement and the Cable Ordinance for a portion of the Franchise Area affecting over ten percent of the County's residents.


5 CONSTRUCTION AND MAINTENANCE


         (a) Construction Schedule

               (1) The Grantee shall construct and activate Grantee's Cable System in accordance with the requirements of the Fairfax County Code and the specifications contained in this Agreement.

               (2) The Grantee agrees that it will make no charge or claim whatsoever to the County, for hindrance or delay of the work, from any cause during the progress of the same, but this limitation shall not prevent the Grantee from making a charge or claim asserting that the County has unreasonably withheld any permit required for the construction or activation of Grantee's Cable System.

         (b) Construction Standards.

               (1) The  construction,  operation,  maintenance,  and  repair  of
Grantee's Cable System shall be substantially in accordance in all material respects with all applicable sections of the following standards and regulations, to the extent that such standards and regulations remain in effect and are applicable to Grantee's Cable System or to the construction, operation, maintenance and repair of a Cable System: the Occupational Safety and Health Act of 1970, as amended; the most current edition of the National Electrical Safety Code and National Electrical Code; Obstruction Marking and Lighting, AC 70/7460 i.e., Federal Aviation Administration; Construction, Marking and Lighting of Antenna Structures, Federal Communications Commission Rules Part 17; AT&T Manual of Construction Procedures (Blue Book); the Virginia Uniform Statewide Building Code; conditions embodied in Virginia Department of Transportation permits; County-mandated Department of Environmental Management permits and procedures; the National Cable Television Association Standards of Good Engineering Practices; Grantee's Construction Procedures Manual; any common shared easement or joint trenching arrangements to which the Grantee is a party; and other applicable federal, state, or local laws and regulations that may apply to the operation, construction, maintenance, or repair of a Cable System, including, without limitation, local zoning and construction codes and laws and accepted industry practices, all as hereafter may be amended or adopted. In the event of a conflict among codes and standards, accepted cable industry practices shall control (except insofar as such practices, if followed, would result in a Cable System that could not meet express requirements of federal, state or local law, or in instances in which such practices are expressly preempted by other standards). Consistent with the foregoing, the County may ensure that work continues to be performed in an orderly and workmanlike manner, reflecting any changes that may occur over the Franchise term.

               (2) In the event of any deregulation of technical or other standards for construction, installation, operation or maintenance of Grantee's Cable System, such standards or regulations shall be suspended. To the extent permitted by applicable law, the County reserves the right to adopt and impose such standards as it may deem necessary or appropriate, after notice to Grantee and opportunity for Grantee to participate.

               (3) All wires, cable lines, and other transmission lines, equipment, and structures shall be installed and located consistent with cable industry practices, and where feasible without additional cost to Grantee, in such a manner as to cause minimum interference with the rights and convenience of property owners (including the County) and users of the Public Rights-of-Way and other public property. The County may from time to time issue reasonable rules and regulations, after notice to Grantee and opportunity for Grantee to participate, concerning the construction, operation and repair of Grantee's Cable System as appropriate to ensure compliance with this Section.

               (4) Without limiting the foregoing, antennae and their supporting structures (towers) shall be designed in accordance with the Virginia Uniform Statewide Building Code as amended, and shall be painted, lighted, erected, and maintained in accordance with all applicable rules and regulations of the Federal Aviation Administration and all other applicable state or local laws, codes, and regulations, all as hereafter may be amended or adopted.

               (5) Without limiting the foregoing, all of the Grantee's plant and equipment, including, but not limited to, the antennae site, headend and distribution system, towers, house connections, structures, poles, wires, cable, coaxial cable, fiber optic cable, fixtures, and apparatuses shall be installed, located, erected, constructed, reconstructed, replaced, removed, repaired, maintained, and operated in accordance with good engineering practices, performed by experienced and properly trained maintenance and construction personnel.

               (6) The Grantee shall maintain all wires, conduits, cables, and other real and personal property and facilities comprising Grantee's Cable System in good condition, order and repair. Consistent with subsection (1) above, all safety practices required by law shall be used during construction, maintenance, and repair of Grantee's Cable System. The Grantee shall at all times employ ordinary care and shall install and maintain in use commonly accepted methods and devices for preventing failures and accidents.

               (7) No construction, upgrade, rebuild, reconstruction, maintenance, or relocation of Grantee's Cable System, or any part thereof, within any Public Rights-of-Way or public land shall be commenced unless permits have been obtained from proper officials, except that in case of emergency, the Grantee may carry out such work to the extent necessary pending the issuance of such permits, as long as the Grantee acts to secure such permits as soon as possible. The County shall pay the County fees associated with such permits.

               (8) Prior to commencing any (i) significant alteration of the cable plant, (ii) other work that would require a construction permit, or (iii) any work on other public property, the Grantee shall provide the County with 24 hours' prior notice of such work, when possible, so that the County may perform appropriate inspections to ascertain compliance with applicable construction codes and standards. If 24 hours' prior notice cannot be furnished, the Grantee shall provide the County with the maximum amount of notice feasible under the circumstances. If prior notice cannot be provided before commencing such work in the Public Rights-of-Way or other public property, the Grantee shall notify the County as soon as possible thereafter. For purposes of this provision, notice shall where appropriate include the tax map location of the work proposed or performed, and the date such work will begin.

               (9) Except in emergency situations, neither the Grantee nor any other Person acting as agent for Grantee shall open or otherwise disturb or damage any street, sidewalk, driveway, Public Rights-of-Way or public land, public property or private property for any purpose whatsoever without obtaining required authorization to do so, and shall, at its own cost and expense, restore, repair and replace any property disturbed, damaged or in any way injured by or on account of its activities substantially to its condition immediately prior to the disturbance, damage or injury (including appropriate landscape restoration); provided, however, that with respect to landscape restoration efforts, Grantee shall not be responsible for the maintenance and watering thereof, and Grantee shall not be required to resod lawns where reseeding would, within a reasonable period of time, restore the lawn substantially to its condition immediately prior to the disturbance. Grantee shall not be required to repave all or a substantial portion of a driveway if patching would be consistent with normal road repair requirements. Under Normal

Operating Conditions, such repair or restoration shall be completed at the later of thirty days from the date the damage is incurred or thirty days from when the work causing such damage is completed. Any restoration of private property by Grantee shall be done in accordance with Grantee's contractual obligation to affected landowners. The Grantee shall guarantee such restoration (other than landscaping restoration) for at least one year against defective materials and workmanship. In the event of a failure by the Grantee to complete any work required for the protection or restoration of the Public Rights-of-Way, public land, or any other property as required by this subsection , within the time specified in this Franchise Agreement, the County, following adequate written notice and a reasonable opportunity to cure, may cause such work to be done, and the County shall submit an itemized list of such costs to Grantee as well as any materials reasonably requested by Grantee to verify such costs. Following the Grantee's receipt of such itemized list and supporting materials, the Grantee shall reimburse the County the cost thereof within thirty days, or the County may recover such costs through the performance bond provided by Grantee.

               (10) The Grantee agrees to submit disputes or disagreements between itself and a Subscriber to the County's Department of Consumer Affairs, or to such other similar service as may, from time to time, be offered by the County, for mediation and, to the extent permitted by law, for independent arbitration pursuant to the Virginia Uniform Arbitration Act.

               (11) The Grantee shall cooperate with all gas, electric, telephone, water, sewer and other utilities in the placement of facilities, equipment, or fixtures, to minimize the costs and disruption caused by any construction activities.

               (12) The Grantee shall seek to shore up, sling, support, protect and make good, as directed, all water pipes, gas pipes, service pipes, sewers and sewer connections, conduits, ducts, manholes, drains, vaults, buildings, tracks or other structures, or sub-structures of public utility companies, and all service lines and structures, including sub-structures of private abutting owners, that are located within the lines of Grantee's Cable System construction that may be liable to disturbance or injury during the progress of the construction. All necessary supports and all labor and material necessary to reconnect and restore all such structures that become disturbed or damaged to substantially their original condition shall be provided by the Grantee at its own cost and expense.

               (13) If the County becomes aware of any relocation projects that may require the Grantee to protect, support, temporarily disconnect, relocate, or remove any of Grantee's property, then the County shall promptly notify the Grantee of the extent and likelihood of any such projects. Upon reasonable notice in accordance with the preceding sentence (except in the case of emergency repairs), the Grantee shall, by a time specified by the County, protect, support, temporarily disconnect, relocate, or remove any of its property when reasonably required by the County by reason of traffic conditions; public safety; Public Rights-of-Way or public land construction; Public Rights-of-Way or public land maintenance or repair (including resurfacing or widening); change of Public Rights-of-Way or public land grade; construction, installation or repair of sewers, drains, water pipes, power lines, signal lines, tracks, or any other type of government-owned communications system, public work or improvement or any government-owned utility. Grantee shall be entitled to reimbursement of its costs and expenses.

               (14) If the Grantee abandons any portion of Grantee's Cable System located in Public Rights-of-Way or on public land (i.e., permanently deactivates and leaves it in place), the County may require that such plant be removed at the Grantee's expense, at any time (i) if necessary, to make room for other facilities or (ii) if required by sound engineering practices, or (iii) to remove potential safety hazards. If Grantee requests to leave such an underground portion of Grantee's Cable System in place, the County shall grant such request upon a showing by the Grantee that its existing arrangements are safe and consistent with accepted underground utility practices as well as any other obligations it may have (such as pole attachment agreements).

               (15) If any Person that is authorized to place facilities in the Public Rights-of-Way or on public land requests the Grantee to remove, relocate, protect, support, or temporarily disconnect its facilities to accommodate the construction, operation or repair of the facilities of such other Person at any time during the term of the Agreement, then the Grantee shall, upon request and reasonable notice from such party and consistent with applicable law, remove, relocate, protect, or alter the Grantee's Cable System, or any part thereof, and such Person shall reimburse the Grantee for the Grantee's costs and expenses; provided, however, that Grantee may require such payment in advance when its prior payment history with the requesting Person has been unfavorable.

               (16) In the event of an emergency, or where the Grantee's Cable System creates or is contributing to an imminent danger to health, safety, or property, or an unauthorized use of property, the Grantee shall remove or relocate any or all parts of Grantee's Cable System at the request of the County. If the Grantee fails to comply with the County's request, the County may remove or relocate any or all parts of the Grantee's Cable System upon reasonable notice to Grantee. If Grantee's compliance with the County's request pursuant to this subsection results in the breach of any of Grantee's obligations under this Agreement, and Grantee has so notified the County before complying with the County's request, Grantee shall not be liable for its failure to satisfy such obligations.

               (17) The Grantee shall, on the request of any Person holding a valid building moving permit issued by the County, or on request of the County, temporarily raise or lower its wires to permit the moving of buildings. The expense of such temporary removal or raising or lowering of wires shall be paid by the Person requesting the same, and the Grantee shall have the authority to require such payment in advance, except in the case where the requesting person is the County, in which case the Grantee will invoice the County, and the County will pay, following completion of work. The Grantee shall be given reasonable advance notice in writing to arrange for such temporary wire changes.

               (18) The Grantee shall have the authority to trim trees and shrubs, at its own expense, so as to prevent the branches of such trees or shrubs from coming in contact with the facilities, wires and cables of the Grantee.

               (19) The Grantee shall use, with the owner's permission, existing poles, conduits and other facilities whenever feasible and consistent with the design of Grantee's Cable System. The Grantee may not erect or emplace poles, conduits, or other facilities in Public Rights-of-Way or on public land without obtaining appropriate permits. Any permits from the County shall not be unreasonably withheld and shall be free of charge to the Grantee.

               (20) Grantee's Cable System's cable and facilities may be constructed overhead where poles now exist and electric or telephone lines or both are now overhead, but where no overhead poles exist all cables and facilities, excluding passive or active electronics of Grantee's Cable System that may be housed in low-profile, above-ground pedestals, shall be constructed underground. Whenever and wherever a property owner causes or requests electric lines and telephone lines to be moved from overhead to underground placement, all Grantee's Cable System cables shall likewise be moved underground and the cost of movement of its cable shall be paid for by the requesting party. Whenever and wherever the County causes or requests electric lines and telephone lines to be moved from overhead to underground placement, all Grantee's Cable System cables shall likewise be moved underground, and the County shall pay for the cost of movement of such cable. Except as federal law may otherwise require, in any area where the Grantee would be entitled to install a drop above-ground, the Grantee shall provide a homeowner with the option of having the drop installed underground, and may charge the homeowner the difference between the actual cost of the above-ground installation and the actual cost of the underground installation. Notwithstanding the foregoing, all underground new or replacement wiring installed after the Effective Date of this Agreement on County public land not part of the Public Rights-of-Way must be located in conduit composed of concrete or in PVC pipe or polyethylene pipe, or may be directly buried if enclosed in armored cable. New buried cable and facilities shall be capable of location using locating devices commonly available at the time of installation.

               (21) The Grantee shall make available to other users of the Public Rights-of-Way and public land at a reasonable, non-discriminatory rental rate any of its excess conduits, so long as such conduits are in excess of any current or any future projected needs of operation of Grantee or its affiliates.

               (22) The Grantee shall be a member of the regional notification center for subsurface installations, which shall field mark the locations of its underground facilities upon request.

               (23) Prior to erection or placement of any towers, poles, or conduits, the Grantee shall first submit to the County a description of Grantee's Cable System facilities proposed to be erected or installed as set forth in Section 6(e) of this Agreement, indicating the proposed location of such facilities.

               (24) Any contractor or subcontractor used for work or construction, installation, operation, maintenance, or repair of Grantee's Cable System equipment must be properly licensed under the laws of the Commonwealth of Virginia and all local ordinances, where applicable, and each contractor or subcontractor shall have the same obligations with respect to its work as the Grantee would have if the work were performed by the Grantee. The Grantee shall seek to employ contractors, subcontractors and employees to perform work for it who are trained and experienced. The Grantee shall be responsible for ensuring that the work of contractors and subcontractors is performed consistent with the Franchise and applicable laws, regulations, policies and procedures, shall be fully responsible for all acts or omissions of contractors or subcontractors and shall be responsible for promptly correcting acts or omissions by any contractor or subcontractor.

               (25) The County does not guarantee the accuracy of any maps showing the horizontal or vertical location of existing substructures.

               (26) Prior to the beginning of any construction under the Franchise, but in any case within six months after the Effective Date of this
Agreement, the Grantee shall update its Construction Procedures Manual (the "Manual"), addressing matters including but not limited to changes in technology and construction, maintenance procedures, and acceptance practices and procedures for cutover to any new portions of Grantee's Cable System. The updated Manual shall include, without limitation, procedures for building aerial and underground plant and the acceptance criteria for the HSN and the I-Net proposal. The Grantee shall provide the County with a copy of the updated Manual forty-five days before beginning construction. Grantee shall also provide the County with a current copy of the Manual at execution of this Agreement and shall provide the County with copies of any updates as such updates are added to the Manual.

               (27) Except for emergency maintenance or repairs, the Grantee shall provide reasonable notice to residents in any construction area prior to first entering onto their property to perform any work in conjunction with system construction or rebuild, and shall provide reasonable notice to affected residents in advance of any work which will involve excavation, or replacement of poles. The Grantee shall provide affected residents with a local name and phone number they can call to discuss the Grantee's actions.

         (c) System Tests and Inspections.

               (1) The Grantee shall perform all tests necessary to demonstrate compliance with the requirements of the Franchise, and to ensure that the HSN system components are operating as expected. All tests shall be conducted in accordance with federal rules and any relevant edition of the National Cable
Television  Association's  "Recommended  Practices  for  Measurements  on  Cable
Television Systems," or if no relevant edition exists, such other appropriate manual as the Grantee may propose and the County approve. In the event that the FCC's technical performance standards are repealed or are no longer applicable to the Grantee's Cable System, such standards shall remain in force and effect until the Communications Administrator or his designee and the Grantee agree to new standards.

               (2) The Grantee shall conduct tests as follows:

                    (A) proof of performance tests on each newly constructed or rebuilt segment prior to Subscriber connection or activation, but not later than ninety days after any newly constructed or substantially rebuilt segment is made available for service to Subscribers;

                    (B) proof of performance tests on the Grantee's Cable System at least once every six months or as required by FCC rules, whichever is more often, except as federal law otherwise limits the Grantee's obligation; and

                    (C) special proof of performance tests of Grantee's Cable System or a segment thereof when Subscriber or User complaints indicate tests are warranted.

               (3) The County may make independent performance tests of Grantee's Cable System, but shall not alter the operation of Grantee's Cable System without the Grantee's approval. The Grantee shall cooperate with the County in conducting such tests. Such independent tests shall be at the County's expense.

               (4) The County shall have the right to witness and/or review all tests on newly constructed or rebuilt segments of Grantee's Cable System. The Grantee shall provide the County with at least two business days' notice of, and opportunity to observe, any tests performed on Grantee's Cable System, except in emergency situations.

               (5) Tests shall be supervised by the Grantee's engineer, who shall sign all records of tests provided to the County.

               (6) The County may conduct inspections of construction areas and Subscriber installations, including but not limited to inspections to assess compliance with the Grantee's construction and installation requirements. The County shall notify the Grantee of any violations found during the course of inspections, identifying the locations with particularity and stating the specific nature of the violation. The Grantee must bring violations as specified in the notice that are within Grantee's control into compliance as follows: (i) safety violations must be made safe within forty-eight hours of receiving notice of the violation; (ii) Virginia Department of Transportation violations must be brought into compliance within five days of receiving notice of the violation; and all other violations must be brought into compliance within thirty days of receiving notice of the violation. After the specified time period, the Grantee must submit a report to the County describing the steps it has taken to bring itself into compliance. Inspection does not relieve the Grantee of its obligation to build in compliance with all provisions of the Franchise.

               (7) A written report of test results under Section 5(c)(2) shall be filed with the County within seven days of each test. Such reports shall, at a minimum, contain the information specified in the Fairfax County Code.

               (8)  If any test under Section 5(c)(2) indicates that any part or component of Grantee's Cable System distribution network fails to meet applicable requirements, the Grantee, without requirement of additional notice or request from County, shall take corrective action, retest, advise the County of the action taken and results achieved, and supply the County with copies of the results within thirty days from the date corrective action was completed.

         (d) Publicizing Proposed Construction Work. The Grantee shall notify the general public prior to commencing any proposed construction that will significantly disturb or disrupt public property or Public Rights-of-Way or public land or have the potential to present a danger or affect the safety of the public generally. Where possible, the Grantee shall publicize proposed construction work at least one week prior to commencement of that work by notifying those residents and others in the immediate vicinity of where work is to be done and most likely to be affected by the work in at least one of the following ways: by telephone, in person, by mail, by distribution of door hangers or flyers to residences, by publication in local newspapers, or in any other manner reasonably calculated to provide adequate notice. Notice to affected Persons must include the name and local telephone number of a Grantee representative who is qualified to answer questions concerning proposed construction. In addition, before entering onto any Person's property for proposed construction work in connection with the rebuild for the System Upgrade of Grantee's Cable System, the Grantee shall contact the property owner or (in the case of residential property) the resident at least two days in advance, when possible.

         (e) System Maintenance. The Grantee shall, when practicable, schedule and conduct maintenance on Grantee's Cable System so that interruption of service is minimized and occurs during periods of minimum Subscriber use of Grantee's Cable System. The Grantee shall provide reasonable prior notice to Subscribers and the County before interrupting service for planned maintenance or construction, except where such interruption is expected to be one hour or less in duration. Such notice shall be provided by methods reasonably calculated to give Subscribers actual notice of the planned interruption.


6 SYSTEM FACILITIES, EQUIPMENT AND SERVICES


         (a) System Characteristics. The HSN generally shall have at least the following characteristics:

               (1) modern design when built, utilizing an architecture that will permit additional improvements necessary for high quality and reliable service throughout the Franchise term;

               (2) protection against outages due to power failures, so that back-up power is available at a minimum for at least 24 hours at each headend, four hours at each hub, and conforming to industry standards, but in no event rated for less than two hours, at each power supply site;

               (3) facilities and equipment of good and durable quality, generally used in high-quality, reliable, systems of similar design;

               (4) a system that conforms to or exceeds all applicable FCC technical performance standards, as amended from time to time, and any other technical performance standards lawfully established by the County, and that substantially conforms in all material respects to applicable sections of the following standards and regulations to the extent such standards and regulations remain in effect and are consistent with accepted cable industry procedures for
(i) technical standards applicable to Cable Systems or (ii) guidelines for physical plant construction and maintenance applicable to Cable Systems:

                    (A) Occupational Safety and Health Administration (OSHA) Safety and Health Standards;

                    (B) National Electrical Code;

                    (C) National Electrical Safety Code (NESC);

                    (D) National Cable Television Association Standards of Good Engineering Practices.

                    (E) Obstruction Marking and Lighting, AC 70/7460 i.e., Federal Aviation Administration;

                    (F)   Constructing,   Marking   and   Lighting   of  Antenna
Structures, Federal Communications Commission Rules, Part 17;

                    (G) AT&T Manual of Construction Procedures (Blue Book);

                    (H) County and State Utility Construction Requirements;

                    (I) the Virginia Uniform Statewide Building Code;

                    (J)  Virginia   Department  of   Transportation   rules  and
regulations;

                    (K)  any  common   shared   easement   or  joint   trenching
arrangements to which the Grantee is a party; and

                    (L) the Grantee's Construction Procedures Manual.

               (5) facilities and equipment sufficient to cure violations of FCC technical standards and to ensure that Grantee's Cable System remains in compliance with the standards specified in paragraph (4);

               (6) such facilities and equipment as necessary to maintain, operate, and evaluate Grantee's Cable System to comply with FCC technical standards, as such standards may be amended from time to time;

               (7) status monitoring capability in new equipment obtained after the Effective Date to monitor the cable system's performance, including signal level and distortion parameters, and, among other things, alert the Grantee when and where back-up power supplies are being used, which capability shall be activated and used on or before the completion of the System Upgrade as specified in subsections 6(d) and 6(f), provided that, if the Grantee can demonstrate that such activation or use would be technically or economically infeasible, the County will waive the requirement of such activation or use until it is technically and economically feasible;

               (8) all facilities and equipment designed to be capable of continuous twenty-four hour daily operation in accordance with FCC standards except as caused by a force majeure condition;

               (9) all facilities and equipment designed, built and operated in such a manner as to comply with all applicable FCC requirements regarding (i) consumer electronic equipment and (ii) interference with the reception of off-the-air signals by a subscriber;

               (10) all facilities and equipment designed, built and operated in such a manner as to protect the safety of Grantee's Cable System workers and the public;

               (11) sufficient trucks, tools, testing equipment, monitoring devices and other equipment and facilities and trained and skilled personnel required to enable the Grantee to substantially comply with applicable law, including applicable customer service requirements and including requirements for responding to system outages;

               (12) all facilities and equipment required to properly test the system and conduct an ongoing and active program of preventive maintenance and quality control and to be able to quickly respond to customer complaints and resolve system problems;

               (13) design capable of interconnecting with other broadband communications networks (including but not limited to wireless systems) as set forth in Section 6(i) of this Agreement;

               (14) antenna supporting structures (towers) designed in accordance with the Virginia Uniform Statewide Building Code, as amended, painted, lighted, erected and maintained in accordance with all applicable rules and regulations of the Federal Aviation Administration, the Federal Communications Commission, and all other applicable codes and regulations;

               (15) facilities and equipment at the headend allowing the Grantee to transmit or cablecast signals in substantially the form received, without substantial alteration or deterioration. For example, the headend should include equipment that will transmit color video signals received at the headend in color, stereo audio signals received at the headend in stereo, and a signal received with a secondary audio track with both audio tracks. Similarly, all closed-captioned programming retransmitted on the HSN shall include the closed-captioned signal in a manner that renders that signal available to Subscriber equipment used to decode the captioning;

               (16) Grantee shall provide adequate security provisions in its Subscriber site equipment to permit parental control over the use of Grantee's Cable Service. Such a system will at a minimum offer as an option that a Person ordering programming must provide a personal identification number provided by the Grantee only to a Subscriber. Provided, however, that the Grantee shall bear no responsibility for the exercise of parental controls and shall incur no liability for any Subscriber's or viewer's exercise or failure to exercise such controls.

         (b) Current System. The Grantee is authorized and required to operate Grantee's Cable System as it exists on the date hereof, including without limitation the existing Institutional Network, and to provide service substantially equivalent to its existing service, within its Franchise Area as of the Effective Date of this Agreement, until such time as the HSN and Institutional Network are upgraded, as provided herein.

         (c) Integration of Advancements in Technology. During the franchise term, the Grantee shall maintain and improve its existing facilities in accordance with accepted cable industry practices.

         (d) System Upgrade. The Grantee shall complete a System Upgrade in accordance with the schedule set forth in subsection 6(f) providing at least the following characteristics:

               (1) no microwave links in the distribution system from the headend, except as a backup to wireline systems;

               (2) replacement of the current AML microwave link with fiber, in order to achieve reliable downstream transmission and a two-way system with acceptable noise and distortion properties;

               (3) redundant routing between each hub site and headend of the upgraded Grantee's Cable System;

               (4) segmentation of the system so that sufficient capacity is available for interactive services;

               (5) Hybrid fiber-coaxial ("HFC") architecture, with fiber-optic cable at least to the feeder, so that no more than an average of 2,000 homes passed per dual coaxial cable are served from any fiber node (except that if Grantee uses single cable in any locations, there shall be no more than an average of 1,000 homes passed per fiber node), and with the return path activated on both cables where dual cables are used;

               (6) designed and built to no more than ten coaxial amplifiers (excluding any such amplifier that serves only a single subscriber) per coaxial cable in each cascade from the node;

               (7) a capacity rating of at least 550 MHz for all active components obtained on or after the Effective Date of this Agreement and at least 450 MHz for active components obtained prior to the Effective Date of this Agreement, and a rating of at least 750 MHz for all passive components obtained on or after the Effective Date;

               (8) computer-controlled audio leveling equipment, capable of sampling and controlling the entire audio frequency spectrum for each channel and of sampling over time, provided that Grantee reserves the right to discontinue use of this equipment if such equipment adversely affects the operation of Grantee's Cable System.

         (e) System Design Submission Process. At least two weeks prior to the date construction of any upgrade of a segment of Grantee's Cable System is scheduled to commence, the Grantee shall submit to the County a system design and construction plan for that segment, which shall be subject to change and include at least the following elements:

               (1) Design type, trunk and feeder design, and location of hubs, nodes, and amplifiers;

               (2) Distribution system equipment to be used;

               (3) Locations  and design  types for standby  power.

                   The system design will be shown on construction-scale maps. To the extent that the Grantee revises its plan prior to construction, the Grantee shall submit a revised plan. The Grantee's submission of such plans and maps shall not operate to waive any rights of Grantee, and neither the County's receipt of such plans and maps and comments thereon, nor any comments it provides to the Grantee, shall operate to waive any rights of the County.

         (f) HSN Upgrade Schedule

               (1) Subject to the conditions set forth in Section 6(g)(2) herein, the Grantee shall begin construction of the HSN System Upgrade within one year after the Effective Date of the Franchise Agreement, and shall complete construction within forty-eight months after the Effective Date of the Franchise Agreement, in order to minimize disruption of any Public Rights-of-Way or public land. The Grantee's construction of the HSN and the I-Net shall proceed together as described in Appendix 2, and the Grantee and the County shall coordinate planning for I-Net construction pursuant to Appendix 2 hereto.

               (2) The Grantee's construction plan and System Upgrade shall be developed without regard to income level of any portions of the Franchise Area.

               (3) All construction shall be performed in accordance with applicable provisions of the Cable Ordinance and this Agreement, except where specifically waived in writing by the Communications Administrator or his designee.

         (g) Periodic Progress Reporting.

               (1) Following the commencement of construction of the System Upgrade or any similar major construction, every three months until the construction is completed, the Grantee shall meet with the County and provide an update on the progress of the System Upgrade according to the Grantee's then-current general plan, unless the County waives such meeting. Upon request, the Grantee shall provide detailed written reports to the County on the Grantee's progress in construction.

               (2) Delays in the System Upgrade. The Grantee shall not be excused from the timely performance of its obligation to begin and complete any System Upgrade within the times specified herein, except for the following occurrences:

                    (A) Any "force majeure" situation, as described in Section 12 herein;

                    (B) Failure or delay by the County, VDOT or any governmental instrumentality, agency or any utility to issue any permits or permission upon a timely request submitted by the Grantee or its contractor representative and tender (except as to a County permit) of any required permit fee;

                    (C) Delays beyond the control of the Grantee that the Grantee could not reasonably have anticipated regarding the availability, shipment and arrival of necessary equipment, cables, electronics or hardware, protracted underground excavation, easement availability, or any other valid factor fully explained and reasonably justified in writing to the Communications Administrator or his designee.

         (h) Leased Access Channels. The Grantee shall provide leased access channels as required by federal law.

         (i) Interconnection.

               (1) The Grantee shall design Grantee's Cable System so that it is capable of interconnecting with other broadband communications networks (including but not limited to wireless systems) at suitable locations as determined by the Grantee. Interconnection capabilities shall be provided for the exchange of all PEG signals designated in Section 7 herein carried on the HSN. Interconnection of systems may be made by direct cable connection, microwave link, satellite or other appropriate methods.

               (2) At the request of the Communications Administrator, the Grantee shall, to the extent permitted by applicable law and its contractual obligations to third parties, use every reasonable effort to negotiate an interconnection agreement with any other franchised Cable System in Fairfax County for the PEG channels on the HSN. Grantee will continue to interconnect with the Cable System in the Reston franchise area.

               (3) Grantee will continue to interconnect the I-Net with the institutional network of the franchised Cable System in the Reston franchise area as long as there is such a Reston institutional network. Any County I-Net connections to other broadband networks will be the County's sole responsibility and done at the County's expense, but the Grantee will assist in any such effort as reasonably requested.

               (4)  The   Grantee   shall   notify  the  County   prior  to  any
interconnection of Grantee's Cable System with other broadband communications networks.

               (5) The Grantee shall in good faith cooperate with the County in implementing interconnection of PEG Cable Service with communications systems beyond the boundaries of the County.

         (j) Emergency Alert System.

               (1) The Grantee shall install and thereafter maintain for use by the County an Emergency Alert System ("EAS").

               (2) This EAS shall at all times be operated in compliance with FCC requirements. Subject to the foregoing, the EAS shall be remotely activated by telephone and shall allow a representative of the County to override the audio and video on all channels on the Grantee's Cable System that may lawfully be overridden (subject to any contractual or other rights of local broadcasters) without the assistance of the Grantee, for emergency broadcasts from a location designated by the County in the event of a civil emergency or for reasonable tests.

               (3) The County will provide reasonable notice to the Grantee prior to any test use of the EAS. The Grantee shall cooperate with the County in any such test to the maximum extent feasible.

         (k) Uses of System. Grantee will notify the County of all active uses of the Grantee's Cable System as promptly as possible after the institution of such uses.

         (l) Home Wiring. Grantee shall comply with all applicable FCC requirements, including any notice requirements, with respect to home wiring. Prior to a customer's termination of Cable Service, the Grantee will not restrict the ability of a Subscriber to remove, replace, rearrange or maintain any cable wiring located within the interior space of the Subscriber's dwelling unit, so long as such actions are consistent with FCC standards. The Grantee may require a reasonable indemnity and release of liability in favor of the Grantee from a Subscriber for wiring that is installed by such Subscriber.

         (m) Antenna Towers

               (1) The Grantee may continue to maintain, repair and use antennas and antenna towers at certain sites belonging to the County, pursuant to the terms of the agreements under which the Grantee leases such sites from the County, including any payments to the County and any extensions of the lease term specified in such agreements, as long as the Grantee continues to use such sites for delivery of Cable Service, including the normal or backup microwave distribution of programming to hubs and/or mobile radio used by the Grantee's employees or subcontractors on business related to Grantee's Cable System. Such existing leases for such towers shall be extended through the term of this Agreement. Compensation received by the County for such antenna leases shall not be considered a franchise fee.

               (2) To the extent that the Grantee uses such antenna towers on County sites for commercial purposes not directly related to Grantee's Cable System or the provision of Cable Service, such towers and the Grantee's use and occupancy of such towers shall be subject to all County policies, laws and regulations in effect from time to time relating to such towers, including any compensation and collocation requirements; provided, however, that the County shall not be due any compensation with respect to existing tenants of the Grantee on antenna towers on County sites as of the Effective Date, and provided further that any collocation requirements shall not interfere with the rights of such existing tenants.

         (n) Periodic Performance Evaluation. The County may schedule periodic review sessions to evaluate the performance of the Grantee. The Grantee shall cooperate with the County in any such evaluation to the maximum extent feasible.

         (o) Tenth-Year Anniversary Review.

               (1) The provisions of this Section 6(o) shall not apply if, at the time of the review as specified in Section 6(o)(3) or at any time subsequent to such review, the Grantee is subject to effective competition as defined in 47 U.S.C. ss. 543(l).

               (2) As used in this Section 6(o), the term Economically and Technically Feasible and Viable shall mean Cable Services capable of being provided: (i) through technology which has been demonstrated in actual applications (not simply through tests or experiments) to operate in a workable manner; and (ii) in a manner which has a reasonable likelihood of generating acceptable returns on investment for the Grantee's Cable System over the remaining term of the Franchise that are at a rate that is in no event less than the overall rate of return then earned by Grantee's Cable System.

               (3) To the extent authorized pursuant to this Section 6(o), the County may conduct a service review (the "Review") that shall commence not earlier than the 10th anniversary of the Effective Date of this Franchise Agreement. The sole purpose of such Review shall be to ascertain whether the Cable Services offered by Grantee or proposed to be offered by Grantee during the remaining term of the Franchise conform with Cable Services generally available on Cable Systems in communities substantially similar to the County.

               (4) The Review conducted by the County pursuant to this section shall be confined solely to a review of the Cable Services generally available in substantially similar communities on the home subscriber network of the Cable Systems of such communities. Based upon the County's evaluation of cable related needs and interests of Fairfax County residents and the County's assessment that it is Economically and Technically Feasible and Viable for the Grantee to satisfy such needs and interests, the County shall issue a determination specifying with particularity (i) the Cable Services that Grantee is not then providing or has not proposed to provide within a reasonable time frame, and
(ii) the basis for the County's determination that it is Economically and Technically Feasible and Viable for the Grantee to provide the Cable Services specified. Grantee shall reasonably cooperate with the County in conducting the Review.

               (5) Upon receipt of the County's written report of its initial determinations, Grantee shall submit a response within 120 days. Such response shall identify which Cable Services specified in the County's initial review report are Economically and Technically Feasible and Viable for Grantee to provide, including any changes in technology that Grantee deems necessary to support such Cable Services and any plans or timetables for the implementation of any such Cable Services. Such response shall further identify any Cable Services specified in the County's report that Grantee determines are not Economically and Technically Feasible and Viable for Grantee to provide.

               (6) To the extent that Grantee and County are in agreement with respect to all of the Cable Services specified in the County's report on its initial determinations, the Grantee and County shall amend this Franchise Agreement as required to reflect the provision of such Cable Services.

               (7) If, after receiving Grantee's response, the County determines to seek amendment to the Franchise to encompass one or more Cable Services that Grantee determines are not Economically and Technically Feasible and Viable for Grantee to provide, the County shall commence an administrative proceeding to determine whether the Cable Services which the County desires the Grantee to provide, but the Grantee is not willing to provide as requested, are in fact necessary to meet the cable-related needs and interests of the County's residents and are Economically and Technically Feasible and Viable for the Grantee to provide.

               (8) Any such proceeding shall be public, shall be conducted upon adequate notice to Grantee, and the Grantee and the County shall be afforded fair opportunity for full participation, including the right to introduce evidence (including evidence related to issues of cable-related needs and interests of the County's resident and whether the Cable Services requested are Economically and Technically Feasible and Viable), to require the production of evidence, and to question witnesses. A transcript shall be made of the proceeding.

               (9) At the completion of the proceeding, the County shall issue a written order (the "Review Assessment Order") specifying each additional Cable Service that the County deems appropriate to meet the cable related needs and interests of Fairfax County residents, (ii) the reasons why the provision of each Cable Service specified in (i) is Economically and Technically Feasible and Viable, and (iii) the extent to which each such Cable Services is being provided by any other multi-channel video programming distributor then serving subscribers in the County. Such written order shall be based upon the record of the administrative proceeding and shall state the reasons for its decision.

               (10) Upon receipt of the County's Review Assessment Order, Grantee shall have the following options: (i) Grantee may agree to comply with the Review Assessment Order, in which event the parties shall amend this Franchise Agreement accordingly; (ii) Grantee may accept such Review Assessment Order under protest and seek relief from all or any part of such Review Assessment Order pursuant to 47 U.S.C. ss. 545(b), and in that event, any timetables or construction schedules specified in the Review Assessment Order shall be deemed tolled until the issuance of a determination on the merits of a petition filed by Grantee pursuant to Section 545(b) by the Court of original jurisdiction and any appeals taken therefrom; or (iii) if, after the passage of 120 days after its receipt of the Review Assessment Order, Grantee has not exercised either option (i) or (ii) above, then the County may notify the Grantee that the County wishes to commence proceedings to renew the Franchise, and such action shall be deemed to be a request by the Grantee to commence renewal proceedings pursuant to 47 U.S.C. ss. 546, in which event the Franchise term will be deemed to expire 36 months from the date of such notice.

               (11) If Grantee accepts the Review Assessment Order or otherwise agrees to provide additional Cable Services, the term of this Franchise Agreement shall be extended for such additional period of years (commencing with the normal expiration date of this Franchise Agreement) as the parties shall mutually agree, but in no event less than five years.


7 CHANNELS AND FACILITIES FOR PUBLIC, EDUCATIONAL AND GOVERNMENTAL USE

         (a) Access Channels

               (1) Grantee will provide the County with up to eighteen PEG channels in the aggregate, though Grantee reserves the right to utilize for its own purposes any portion of such channels not utilized for PEG purposes.

               (2) The Grantee shall make available to all Subscribers residing within Fairfax County in those areas where Grantee has authority to provide service at least the following video Channels for public, educational and governmental use, which Channels shall be in addition to any capacity provided on the Institutional Network pursuant to Section 7(k):

                  (A) Public access: 4

                  (B) Fairfax County Public Schools: 3

                  (C) George Mason University: 1

                  (D) Northern Virginia Community College: 1

                  (E)  University  of  Virginia  and/or   Virginia   Polytechnic
Institute: 1

                  (F) Shared channel for institutions of higher education: 1

                  (G) County governmental access: 3 County governmental access channels shall be allocated to specific uses or agencies by the County.

                  (H) Reserved for educational and/or governmental access use as allocated by County: 4. The County shall not implement its use of three of these four Channels until the County has switched over the Fairfax Training Network to the I-Net as provided in Appendix 2.

               (3) The Grantee shall have an obligation to provide playback, training, outreach, administrative support and production assistance to public access Users, which obligation shall be discharged so long as (A) a valid and binding contract is maintained for the provision of such services with the Fairfax Cable Access Corporation, (B) a valid and binding contract for the provision of such services is maintained with some other public access management corporation, (C) rights over such public access management are undertaken pursuant to the provisions of Section 7(a)(4) and the Grantee provides the Public Access Grant (as hereinafter defined), together with any interest the Grantee may have or obtain in any existing assets of the public access management corporation that were purchased with funds provided by the Public Access Grant, to such management organization or to the County pursuant to Section 7(i)(1) herein, or (D) any other means, in the sole discretion of the County, that fulfills this obligation.

               (4) If the County, in its sole discretion, finds unsatisfactory a contract for access services entered into pursuant to the preceding subsection
(3), or the performance under such a contract, then the County may, in its sole discretion, undertake such management itself and the Grantee's obligations pursuant to Section 7(a)(3) shall be entirely discharged by providing the Public Access Grant, together with any interest the Grantee may have or obtain in any existing assets of the public access management corporation that were purchased with funds provided by the Public Access Grant, directly to the County, which may in turn reassign such Public Access Grant such assets, and any other assets that the County may otherwise acquire from any such public access management corporation, to any third-party manager at the County's discretion.

               (5) Except as provided in Section 7(e)(3), each PEG Channel shall be transmitted on the HSN in standard 6 MHz, unscrambled NTSC format so that every Subscriber can receive and display the PEG signals using the same converters and signal equipment that is used for other Basic Service Channels.

               (6) If the Grantee makes changes to Grantee's Cable System that require improvements to access facilities and equipment, Grantee shall provide any necessary additional headend and distribution facilities or equipment within thirty days so that PEG facilities and equipment may be used as intended with respect to the up to eighteen PEG channels specified in Section 7(a)(2) and any channels reserved by PEG Users pursuant to Section 7(e)(3), including, among other things, so that live and taped programming can be cablecast efficiently to Subscribers.

         (b) Access Channel Assignment

               (1) Each PEG Channel shall be delivered over the HSN with transmission quality the same as or better than the transmission quality of any other Channel on Basic Cable Service.

               (2) The Grantee shall not arbitrarily or capriciously change access channel assignments, and the Grantee shall seek to minimize the number of such changes; provided, however, that the Grantee may change access channel assignments as it deems appropriate so long as (i) the Grantee gives the access channel programmer ninety days' notice of such change, and (ii) the Grantee provides, free of charge, public announcements of such changes that shall include (A) to the extent Grantee has advertising availability, advertising such PEG channel changes on advertising inserts on local channels carrying non-satellite programming for up to two minutes per day in prime time on such local channels for the thirty days prior to such change, and (B) providing prominent notice of such changes in at least two issues of Grantee's monthly cable guide magazine prior to such change.

         (c) Capital Grants for Access Facilities

               (1) The Grantee shall provide capital grants in amounts in the aggregate totaling 3% for each quarter of the amount that results from subtracting from Gross Revenues for that quarter the Franchise Fees paid to the County for that quarter (collectively, the "Total Grants").

               (2) The Total Grants shall be paid to the County on a quarterly basis with such payments being made no later than thirty days following the end of each quarter.

               (3) If the Grantee and the County disagree at any time as to the amounts due under this subsection (c), the Grantee shall continue paying the specified grants in the amounts paid in the last undisputed payment during the period of any such dispute, provided, however, that the County shall return any such amounts paid to the County that are later determined to be in excess of the correct amounts.

         (d) Return Feed From Facilities

               (1) The Grantee  shall provide  without  charge  transmission  by means of dedicated, fully fiber optic links between the headend and the PEG access origination sites specified in Appendix 3 (the "PEG Origination Site Appendix") so that signals can be generated at these sites and routed onto an appropriate access channel. Such upstream transmission shall be in addition to any required capacity on the HSN and shall not be part of the I-Net specified in
Section 7(k), although the fiber links may at the Grantee's option be emplaced together with those carrying the I-Net. Such upstream transmission provided by the Grantee shall include all equipment necessary for amplification, optical conversion, receiving, transmitting, switching, and headend processing of upstream PEG signals from the studio at each PEG origination site, and all such equipment, including but not limited to the fiber electronics at the PEG studio, shall be installed, repaired, and maintained in good working order by the Grantee on Grantee's side of the Demarcation Point, provided, however, that the Grantee shall not be responsible for the cost of repairing any damage caused by the operator of the PEG studio or its agents or invitees, and that the Grantee's obligation with respect to such upstream transmission shall be dependent on the operator of the PEG origination site's providing Grantee, without charge, with such space, electrical power supply, access, and other facilities and cooperation as shall be necessary to allow the Grantee to fulfill its duties under this Agreement with respect to such upstream transmission. The dedicated channels may be multiplexed into backbone fiber rings at the hub or node nearest to the origination site for return to the headend. The initial operation dates of the dedicated fiber optic links will be determined by Grantee based on where each site is located in Grantee's construction plan, but in any case shall be no later than the completion date stated in Section 6(f).

               (2) Grantee must provide equipment with baseband video and balanced stereo inputs at each PEG origination studio and a means by which the channel manager at the PEG origination studio may remotely route signals from that studio onto the correct HSN PEG Channels.

               (3) The Grantee shall transmit the upstream feeds from the Demarcation Point to the headend in such a manner as to comply with FCC technical standards and with applicable EIA RS-250B performance standards for medium-haul video.

         (e) Use of PEG Channels, Facilities and Equipment

               (1) The County, or the entity that manages a PEG Channel, shall be able to establish and enforce rules and procedures for use of the PEG Channels pursuant to Section 611(d) of the Cable Act, 47 U.S.C. ss. 531(d). The County shall resolve any disputes among PEG users regarding allocation of PEG Channels.

               (2) The Grantee will provide headend and distribution facilities for downstream transmission of the PEG Channels on the HSN, with respect to the up to eighteen PEG channels specified in Section 7(a), at no charge to the County or other PEG access programmers.

               (3) If capacity dedicated for PEG use pursuant to Section 7(a) of this Agreement is subdivided or compressed resulting in multiple transmission paths, the Grantee may retain for its own use: (i) 100% of the additional capacity on Channels dedicated to public access use prior to such subdivision or compression; (ii) 50% of the additional capacity on Channels dedicated to educational or governmental access use prior to such subdivision or compression; provided, however, that any additional capacity reserved for use by educational and governmental PEG Users pursuant to this subsection that is not activated by such entities within twelve months of the date on which the Grantee notifies the County of such subdivision or compression may be used by Grantee until twelve months after notice from the County or such educational Users of intent to activate such reserved capacity, provided, however, that such notice shall be effective only if the County or such educational Users subsequently actually use such capacity. For purposes this subsection, the capacity dedicated to a PEG channel prior to such subdivision or compression refers to a 6 MHz channel.

               (4) The County or its  licensees,  assigns,  or agents  shall not transmit on public, educational or governmental access channels commercial programming or commercial advertisements to the extent that they would constitute competition with the Grantee for such commercial programming or commercial advertisements, subject to the following:

                    (A) For purposes of this subsection, "commercial programming or commercial advertisements" shall mean programming or advertisements for which the County receives payment from a third party (a party other than the County or the Grantee), but shall not include announcements indicating that programming is underwritten by a commercial entity, such as the underwriting announcements typically displayed by the Public Broadcasting System.

                    (B) For purposes of this subsection, "the County" shall be deemed to include the Fairfax County Public Schools.

         (f) Cable Drops and Outlets for Government Facilities.

               (1) The Grantee will provide the following, at no charge, at each fire station, public school, police station, public library, and such buildings used for public purposes as may be designated by the County; provided, however, that if it is necessary to extend a Grantee's trunk or feeder lines more than three hundred feet solely to provide service to any such school or public building, the County shall have the option of paying the Grantee's direct costs for such extension in excess of three hundred feet itself, or of releasing the Grantee from or postponing the Grantee's obligation to provide service to such building:

                    (A) the first service drop of the HSN, for each such site where a drop is not already installed;

                    (B) one HSN Subscriber converter per site, provided that the Grantee and the entity operating the site shall each pay half of the actual cost of all new digital converters that replace any converters existing at such site on the Effective Date, such replacement to occur when the Grantee first begins to transmit a regularly scheduled channel on either the Basic Service or a cable programming service tier in a form other than 6 MHz NTSC; and

                    (C) Basic Service and Cable Programming Service.

               (2) Grantee shall deliver all HSN signals to each such HSN drop in buildings to which service is provided on the Effective Date at the same power level provided there on the Effective Date or better. Grantee shall deliver all HSN signals to each such HSN drop in buildings to which service is provided after the Effective Date at 15 dBmV or better, measured at the Demarcation Point, for each building at which the County advises the Grantee it will use two or more converters.

               (3) The County shall be responsible for the cost of any "terminal equipment," including TV monitors, VCRs, and/or computers.

               (4) The cost of inside wiring, additional drops or outlets and additional converters requested by the County within these specified facilities, including those drops or outlets in excess of those currently installed, are the responsibility of the County. If the County requests the Grantee to provide such services or equipment, the County will pay the Grantee for those costs in accordance with the cable cost of service standards established by the FCC as such standards are in effect as of the Effective Date.

               (5) If the County makes a request to the Grantee in writing, the Grantee shall rewire buildings, move drops or entrance links, and make other changes to installations of inside wiring. The County will be responsible for the cost of all such work, and the County will pay the Grantee for these costs in accordance with the cable cost of service standards established by the FCC as such standards are in effect as of the Effective Date, subject to any applicable Universal Service discount.

               (6) Subject to the limitations set forth in this subsection 7(f), whenever necessary, or dictated by changes in the Grantee's technology, the Grantee shall upgrade all equipment provided at Grantee's expense pursuant to this subsection 7(f), in order to ensure that the County can continue to receive the services offered by the Grantee to the County pursuant to this Franchise Agreement.

         (g) Backup Facilities and Equipment. Grantee shall design, build, and maintain PEG upstream feeds so that such feeds function as reliably as Grantee's Cable System as a whole, and are no more likely to fail than is Grantee's Cable System to fail as a whole.

         (h) Editorial Control. Except as expressly permitted by federal law, the Grantee shall not exercise any editorial control over the content of programming on the Public, Educational and Governmental Access Channels (except for such programming as the Grantee may cablecast on such Channels).

         (i) Payments by Grantee to PEG Users.

               (1) The Grantee shall provide payments to PEG Users, that shall be subtracted from the amount otherwise payable to the County by the Grantee in accordance with Section 7(c) and Section 8(a), in amounts in the aggregate totaling 0.96% for each quarter of the amount that results from subtracting from Gross Revenues for that quarter the Franchise Fees paid to the County for that quarter ("Gross Revenues Less Franchise Fees") of which 0.8% shall be provided for public access as set forth in Section 7(a)(3) and (4) (the "Public Access Grant") and 0.16% of which shall be for higher education uses ("Higher Education Grants") The grants provided herein shall be in partial satisfaction of the amounts otherwise payable to the County in accordance with Section 7(c) and
Section 8(a).

               (2) The Public Access Grant and the Higher Education Grants shall be paid on a quarterly basis with such payments being made no later than thirty days following the end of each quarter, as follows:

                    (A) Paid to George Mason University: 0.08 percent of Gross Revenues Less Franchise Fees;

                    (B) Paid to Northern Virginia Community College: 0.08 percent of Gross Revenues Less Franchise Fees;

                    (C) Paid as set forth in Section 7(a)(3) and (4): 0.8 percent of Gross Revenues Less Franchise Fees.

         (j) Carriage of PEG Programming. All PEG programming shall be carried on the Grantee's Basic Service tier, except as otherwise agreed upon.

         (k) Institutional Network

               (1) The Grantee shall construct the I-Net System Upgrade to be paid for by the County, linking public, educational and governmental facilities in the County (the "Institutional Network" or "Network" or "I-Net"), in accordance with the conditions set forth in Appendix 2 and this Franchise Agreement.

               (2) The Grantee shall assist the County in the County's migration of the Fairfax Training Network ("FTN") as part of the I-Net System Upgrade as reflected in Appendix 2.

               (3) The Grantee shall continue to maintain and operate the existing Institutional Network and the FTN as they exist as of the Effective Date of this Agreement, pursuant to the terms of the Prior Franchises and the parties' prior correspondence regarding the FTN (Letter from Thomas G. Robinson to Thomas Waldrop dated April 14, 1988; Letter from Thomas E. Waldrop to Thomas
G. Robinson dated April 21, 1988), until the County switches all its current institutional network and FTN operations to the I-Net pursuant to Appendix 2. The County shall switch such operations to the I-Net pursuant to Appendix 2 by two years after the completion of construction of the I-Net System Upgrade.

After the County has switched such operations, the Grantee shall not use the former I-Net except as authorized by this Agreement or pursuant to applicable law.

         (l) Costs and Payments Not Franchise Fees. Grantee waives any claims that any costs to the Grantee associated with the provision of support for PEG access (including the I-Net) pursuant to this Franchise Agreement, including but not limited to the Total Grants, constitute franchise fee payments within the meaning of 47 U.S.C. ss. 542.

8 FRANCHISE FEE


         (a) Payment to County. Each year during the Franchise term, as compensation for use of Public Rights-of-Way and public land, the Grantee shall pay to the County, on a quarterly basis, a Franchise Fee of five percent of Gross Revenues. Such payments shall be made no later than thirty days following the end of each quarter.

         (b) Supporting Information. Each Franchise Fee payment shall be submitted with supporting detail and a statement certified by the Grantee's chief financial officer or an independent certified public accountant, reflecting the total amount of monthly Gross Revenues for the payment period. The County shall have the right to reasonably require further supporting information.

         (c) Late Payments. In the event any Franchise Fee payment due and owing is not made on or before the required date, the Grantee shall pay any applicable penalties and interest charges computed from such due date, as provided for in the Cable Ordinance.

         (d) Audit.

               (1) The County shall have the right to inspect books and records and to audit and recompute any amounts determined to be payable under this Agreement, whether the records are held by the Grantee, an Affiliate, or any other agent of Grantee.

               (2) The Grantee shall be responsible for making available to the County all records necessary to confirm the accurate payment of Franchise fees, without regard to by whom they are held. Such records shall be made available pursuant to the requirements of Sections 9(a) and 9(g) herein. The Grantee shall maintain such records in accordance with its normal record retention policy, which the Grantee shall provide to the County upon execution of this Agreement and shall update whenever Grantee changes that policy over the course of the Franchise term.

               (3) The County's audit expenses shall be borne by the County unless the audit discloses an underpayment of more than three percent of any quarterly payment, in which case the County's out-of-pocket costs of the audit shall be borne by the Grantee as a cost incidental to the enforcement of the Franchise. Any additional undisputed amounts due to the County as a result of the audit shall be paid within thirty days following written notice to the Grantee by the County of the underpayment, which notice shall include a copy of the audit report. If recomputation results in additional revenue to be paid to the County, interest will be due pursuant to Section 8(c).

               (4) The County shall have three years from the time the Grantee delivers a Franchise Fee payment to question that payment, and if the County fails to question the payment within that time period, the County shall be barred from questioning it after that time period. If the County gives written notice to the Grantee within that three-year period, the three-year period shall be tolled for one year to allow the County to conduct an audit. Any legal action by either party relating to a Franchise Fee payment will toll the remaining term, if any, of the three-year time period and the one-year audit period with respect to that payment.

         (e) No Limitation on Taxing Authority.

               (1) Nothing in this Agreement shall be construed to limit any authority of the County to impose any tax, fee, or assessment of general applicability.

               (2) The Franchise Fee payments required by this section shall be in addition to any and all taxes of a general nature or other fees or charges which the Grantee shall be required to pay to the County or to any state or federal agency or authority, as required herein or by law, all of which shall be separate and distinct obligations of the Grantee. The Grantee shall not have or make any claim for any deduction or other credit of all or any part of the amount of said Franchise Fee payments from or against any of said County taxes or other fees or charges which the Grantee is required to pay to the County, except as required by law or provided for in this Franchise Agreement. The Grantee shall not apply nor seek to apply all or any part of the amount of said Franchise Fee payments as a deduction or other credit from or against any of said County taxes or other fees or charges, each of which shall be deemed to be separate and distinct obligations of Grantee. Nor shall the Grantee apply or seek to apply all or any part of the amount of any of said taxes or other fees or charges as a deduction or other credit from or against any of its Franchise obligations, each of which shall be deemed to be separate and distinct obligations of the Grantee. Notwithstanding the above provisions of this paragraph, however, the Grantee shall have the right to a credit, in the amount of its Franchise Fee and Total Grants payments under this Agreement, against any general utility tax on Cable Services that may be imposed by the County, to the extent such a tax is applicable to the Grantee or its subscribers. The Grantee may designate Franchise Fee(s) as a separate item in any bill to a Subscriber of the Grantee's Cable System, but shall not designate or characterize it as a tax.

         (f) No Accord and Satisfaction. The acceptance of any payment required hereunder by the County shall not be construed as an acknowledgment or an accord and satisfaction that the amount paid is the correct amount due, nor shall such acceptance of payment be construed as a release or waiver of any claim which the County may have for additional sums due and payable. However, the County's acceptance of full payment of the amount determined to be due by the County through an audit shall be construed as an accord and satisfaction.

         (g) Acceptance Fee. As additional consideration supporting this Agreement, the Grantee shall pay to the County, at the time of tendering this Agreement, an acceptance fee of seventy-five thousand dollars ($75,000) for each of the North and South County franchises for a total payment of $150,000.

9 REPORTS AND RECORDS

         (a) Books and Records.

               (1) Subject to applicable law, the County shall have the right to inspect and copy at any time during normal business hours at the Grantee's office, or at another mutually agreed location, all books and records, including all documents in whatever form maintained, including electronic media ("books and records") to the extent that such books and records relate to Grantee's

Cable System or to the Grantee's provision of Cable Service. The County shall take reasonable steps to protect the proprietary and confidential nature of any such documents to the extent they are designated as such by the Grantee. The County shall have the right to copy any such books and records, except to the extent that such books and records are proprietary and/or confidential pursuant to the Virginia Uniform Trade Secrets Act or other applicable law.

               (2) The Grantee shall keep complete and accurate books of account and records of its business and operations under and in connection with this Franchise Agreement.

         (b) Communication with Regulatory Agencies

               (1) The Grantee shall file with the County a copy of certain communications with regulatory agencies, as follows:

                    (A) any document (other than routine, publicly available agency mailings or publications) the Grantee files with or receives from the FCC, the Securities and Exchange Commission, or the Virginia State Corporation Commission, or any successor agency of any of these agencies, within five (5) working days of such filing or receipt;

                    (B) any document the Grantee files with or receives from other agencies, upon the County's request;

                    (C) any document that any parent of the Grantee files with or receives from any agency that directly and materially relates to the Grantee's Cable System and/or the provision of Cable Services under this Agreement, within five (5) working days of such filing or receipt.

               (2) For purposes of this subsection 9(b), documents filed by the Grantee or a parent shall include all documents filed by or on behalf of the

Grantee or its parent, but shall not include documents filed by trade associations to which the Grantee or its parent may belong unless the Grantee or a parent has authorized the use of its name by such trade association among the filing parties and its name is used.

               (3) To the extent that such documents contain, to the satisfaction of the Communications Administrator, the information required by other reports hereunder, the Communications Administrator may suspend the requirement to file such other reports with the County so as to avoid duplication and the administrative costs attendant thereto.

         (c) Annual Report. Unless this requirement is waived in whole or in part by the County, no later than April 30th of each year during the term of this Agreement, the Grantee shall submit a written report to the County, in a form reasonably satisfactory to the County, which shall include:

               (1) a summary of the previous calendar year's activities in development of Grantee's Cable System, including but not limited to descriptions of services begun or dropped;

               (2) a summary of complaints, identifying both the number and nature of the complaints received and an explanation of their dispositions, as such records are kept by the Grantee. Where the Grantee has identified recurrent Cable System problems, the nature of any such problems and the corrective measures taken or to be taken shall be identified;

               (3) A copy of the Grantee's rules, regulations and policies available to Subscribers of Grantee's Cable System, including but not limited to
(A) all Subscriber rates, fees and charges; (B) copies of the Grantee's contract or application forms for Cable Services; and (C) a detailed summary of the Grantee's policies concerning (i) the processing of Subscriber complaints; (ii) delinquent Subscriber disconnect and reconnect procedures; (iii) A/B switches;

(iv) Subscriber privacy and (v) any other terms and conditions adopted by the Grantee in connection with the provision of Cable Service to Subscribers;

               (4) An annual financial report for the previous calendar year, certified by an independent certified public accountant, including a year-end balance sheet; an income statement showing Subscriber revenue and every material category of non-Subscriber revenue, operating expenses by category, depreciation expenses, interest expenses, and taxes paid, and a statement of sources and applications of funds;

               (5) A current statement of costs of construction by component categories;

               (6) A projected income statement, balance sheet, statement of sources and applications of funds and statement of projected construction for the next two years;

               (7) A reconciliation between previously projected construction and/or financial estimates, as the case may be, and actual results;

               (8) A list of Persons, including all entities controlling such Persons, holding three percent or more of the voting stock or interests of Grantee, or its parents, or Grantee's subsidiaries, if any;

               (9) A list of officers and members of the Board of Directors of Grantee and its parents and Grantee's subsidiaries, if any, or similar officers if the Grantee is not a corporation;

               (10) A copy of its annual report and those of its parents and Grantee's subsidiaries, if any; and

               (11) At least annually, a detailed copy of updated maps for the I-Net depicting the location of all cable plant, showing areas served and locations of all fiber lines, trunk lines and feeder lines in the County, and including changes in all such items for the period covered by the report.

         (d) Quarterly Report. Unless this requirement is waived in whole or in part by the County, no later than thirty days after the end of each calendar quarter during the term of this Agreement, the Grantee shall submit a written report to the County, in a form reasonably satisfactory to the County, which shall include:

               (1) A report showing the number of service calls received by type during that quarter, including any property damage to the extent such information is available to the Grantee, and any line extension requests received during that quarter, as such records are kept by the Grantee.

               (2) A report showing the number of outages for that quarter, and identifying separately each planned outage of one or more nodes for more than one hour at a time, the time it occurred, its duration, and the tax map area and, when available to the Grantee, number of homes affected; and, when the Grantee can reasonably determine that at least 500 homes were affected, each unplanned outage affecting more than 500 homes for more than one hour, the time it occurred, the reason for the disruption and its causes, its estimated duration and the tax map area and, when available to the Grantee, the number of homes affected.

               (3) A report showing the Grantee's performance with respect to all applicable customer service standards. The Grantee shall keep such records as are reasonably required to enable the County to determine whether the Grantee is substantially complying with all such customer service standards, and shall maintain adequate procedures to demonstrate such substantial compliance.

         (e) Special Reports. Unless this requirement is waived in whole or in part by the County, the Grantee shall deliver the following special reports to the County:

               (1) The Grantee shall submit monthly construction reports and weekly status reports to the County after the Effective Date for any construction undertaken during the term of the Franchise until such construction is complete, including any rebuild that may be specified in the Franchise Agreement. Upon completion of the System Upgrade, the Grantee shall provide the County free of charge with remote, read-only access to the Grantee's as-built system design maps (which the County may print by section, but not in their entirety), including any physical connections and software necessary to provide such access, subject to the County's signing any requisite software license agreement.

               (2) The Grantee must submit a copy and full explanation of any notice of deficiency, forfeiture, or other document relating to the Grantee issued by any state or federal agency if such notice or other document would require Securities and Exchange Commission Form 8(k) disclosure or would require footnote disclosure in the annual financial statements of the Grantee or a parent. This material shall be submitted in accordance with the deadlines specified in Section 9(b)(1) herein.

               (3) The Grantee must submit a copy and brief explanation of any request for protection under bankruptcy laws, or any judgment related to a declaration of bankruptcy by the Grantee or by any partnership or corporation that owns or controls the Grantee directly or indirectly. This material shall be submitted in accordance with the deadlines specified in Section 9(b)(1) herein.

               (4) The Grantee shall summarize the results of any annual opinion surveys it conducts in its annual report, or, if the Grantee considers such results to be proprietary, shall make such results available at its offices for the County's review. At the County's request, the Grantee will include questions submitted by the County in the Grantee's surveys, provided that such questions would be likely to lead to statistically reliable results and can be included at a reasonable cost.

         (f) Additional Information. The County may, upon reasonable written notice, require such additional information with respect to the reports to be submitted pursuant to this Section as may be reasonably necessary for the performance of any of the Communications Administrator's or any other County official's duties.

         (g) Records Required.

               (1) The Grantee shall maintain, in accordance with its normal record retention policies, those records required to support the reports required by Sections 9(c)through 9(e) hereof, including but not limited to:

                    (A) Records of all complaints. The term "complaints" as used herein and throughout this Agreement refers to complaints recorded through Grantee's normal procedures about any aspect of Grantee's Cable System or the Grantee's operations, including, without limitation, complaints about employee courtesy. Complaints recorded may not be limited to complaints requiring an employee service call.

                    (B) A full and complete set of plans, records, and "as built" maps showing the exact location of all equipment of Grantee's Cable System installed or in use in the County, exclusive of Subscriber service drops.

                    (C) Records of outages, indicating date, duration, tax map area, and the estimated number of homes affected, type of outage, and cause.

                    (D) Records of service calls for repair and maintenance indicating the date and time service was required, the date and time service was scheduled (if it was scheduled), and the date and time service was provided.

                    (E) Records of installation/reconnection and requests for service extension, indicating date of request, and the date and time service was extended.

               (2) All information, books and records that must be compiled, produced and/or maintained under this Agreement shall be retained, in any reasonable form, in accordance with the Grantee's normal record retention policies or as otherwise required by applicable law.

         (h) Waiver of Reporting Requirements. The Communications Administrator or his designee may, at the sole discretion of the Administrator or the Administrator's designee, waive in writing the requirement of any particular report specified in this Section 9.

10 INSURANCE, SURETY, AND INDEMNIFICATION

         (a) Insurance Required.

               (1) The Grantee shall maintain, and by its acceptance of the Franchise specifically agrees that it will maintain, throughout the entire length of the Franchise period, at least the following liability insurance coverage insuring the County and the Grantee: (i) commercial general liability insurance with respect to the construction, operation, and maintenance of Grantee's Cable System, and the conduct of the Grantee's business in the County, in the minimum amounts of $2,000,000 per occurrence; $2,000,000 aggregate for each occurrence; and (ii) copyright infringement insurance in the minimum amount of $2,000,000 for copyright infringement occasioned by the operation of Grantee's Cable System.

               (2) Such commercial general liability insurance must include coverage for all of the following: comprehensive form, premises-operations, explosion and collapse hazard, underground hazard, products/completed operations hazard, contractual insurance, broad form property damage, and personal injury.

               (3) The County may review these amounts and shall have the right to require reasonable adjustments to them consistent with the public interest.

               (4) The Grantee shall be solely responsible for the payment of premiums due for each policy of insurance required pursuant to this Agreement and the Cable Ordinance.

         (b) Endorsements. All insurance policies and certificates maintained pursuant to this Agreement shall contain the following endorsement:

          It is hereby understood and agreed that this insurance coverage may not be canceled by the insurance company nor the intention not to renew be stated by the insurance company until at least 30 days after receipt by the County Communications Administrator, by registered mail, of a written notice of such intention to cancel or not to renew.

         (c) Qualifications of Insurers. All insurance policies shall be with insurers qualified to do business in the Commonwealth of Virginia, with an A-1 or better rating of insurance by Best's Key Rating Guide, Property/Casualty Edition.

         (d) Policies  Available  for Review.

               All insurance policies shall be available for review by the County, and the Grantee shall submit to the County certificates of insurance for each policy required herein.

         (e)  Additional  Insureds;  Prior  Notice of Policy  Modification.

              All commercial general liability insurance policies shall name the County, its elected and appointed officials, officers, boards, commissions, commissioners, agents, and employees as additional insureds.

         (f) Indemnification.

               (1) The Grantee shall, at its sole cost and expense, indemnify, hold harmless, and defend the County, its elected and appointed officials, officers, boards, commissions, commissioners, agents, and employees, against any and all claims, suits, causes of action, proceedings, and judgments for damages or equitable relief arising out of the construction, maintenance, or operation of Grantee's Cable System (to the extent that Grantee has operation or maintenance responsibilities pursuant to this Agreement or applicable law); copyright infringements or a failure by the Grantee to secure consents from the owners, authorized distributors, or franchisees of programs to be delivered by Grantee's Cable System (other than PEG content or I-Net content); the conduct of the Grantee's business in the County; or in any way arising out of the Grantee's enjoyment or exercise of the Franchise, unless such specific act or omission has been authorized by the County or is the result of any act or omission by the County or its elected and appointed officers, boards, commissions, commissioners, agents, or employees which results in personal injury or property damage. A general statement of authorization pursuant to the Cable Ordinance or this Agreement shall not be construed to be such an authorization.

               (2) Specifically, the Grantee shall fully indemnify, defend, and hold harmless the County, and in its capacity as such, the elected and appointed officials, officers, agents, commissions, commissioners, boards and employees thereof, from and against any and all claims, suits, actions, liability, and judgments, whether for damages or otherwise, subject to 47 U.S.C. ss. 558, arising out of or alleged to arise out of the installation, construction, operation, or maintenance of Grantee's Cable System, including but not limited to any claim against the Grantee for invasion of the right of privacy, defamation of any Person, firm or corporation, or the violation or infringement of any copyright, trade mark, trade name, service mark, or patent, or of any other right of any Person, firm, or corporation. This indemnity does not apply to programming carried on any Channel set aside for PEG use, or Channels leased pursuant to 47 U.S.C. ss. 532, or any content on the I-Net, or to operations of the PEG Channels or the I-Net to the extent such operations are carried out by a person other than the Grantee or its agents.

               (3) In the event that Grantee fails, after notice, to undertake the County's defense of any claims brought pursuant to subsections 0 and 0 above, Grantee's indemnification shall include, but is not limited to, the County's reasonable attorneys' fees incurred in defending against any such action, claim, suit, or proceeding, any interest charges arising from any action, claim, suit or proceeding arising under this Agreement or the Cable Ordinance, the County's out-of-pocket expenses, and the reasonable value of any services rendered by the County Attorney, or County staff or employees.

               (4) In addition to the other insurance policies required by this Agreement, the Grantee shall obtain and keep in force and effect during the entire term of this Agreement, or any extension hereof, commercial general liability insurance coverage (owner's protection policy) in a minimum amount of two million dollars covering bodily injury and property damage, subject to exclusions, for the benefit of the County, its elected officials, boards, commissions, commissioners, agents, employees, and officers. The Grantee has or shall deliver to the County on or before the date of execution of this Agreement an indemnification insurance policy duly executed by the officers or authorized representatives of a responsible and non-assessable insurance company, evidencing this coverage for the benefit of the County, its elected officials, agents, boards, commissions, commissioners, employees, and officers, which policy of insurance shall provide for at least 30 days' prior written notice to the County of the insurer's intention to cancel or not to renew said policy.

               (g) No Limit of Liability. Neither the provisions of this Section nor any damages recovered by the County shall be construed to limit the liability of the Grantee or its subcontractors for damages under the Franchise Agreement or the Cable Ordinance or to excuse the faithful performance of obligations required by this Franchise Agreement, except to the extent that any monetary damages suffered by the County have been satisfied by a financial recovery under this section or other provisions of this Franchise Agreement or the Cable Ordinance.

               (h) County to Assume No Liability. The County shall at no time be liable for any injury or damage occurring to any Person or property from any acts or omissions of Grantee in the construction, maintenance, use, operation or condition of Grantee's Cable System, to the extent that Grantee has responsibilities for such maintenance, use, operation or condition pursuant to this Agreement or applicable law. It is a condition of this Agreement that the County shall not and does not by reason of this Agreement assume any liability whatsoever of the Grantee for injury to Persons or damage to property.

11 PERFORMANCE GUARANTEES AND REMEDIES

         (a)      Performance Bond.

               (1) Grantee shall obtain and maintain during the entire term of the Franchise, and any renewal or extensions thereof, except as provided in
Section 11(a)(4) below, a non-cancelable performance bond in the County's favor in the amount of $500,000, to ensure the Grantee's faithful performance of its obligations.

               (2) The performance bond shall provide the following conditions:

                    (A) There shall be recoverable by the County from the principal and surety, any and all fines and penalties due to the County and any and all damages, losses, costs, and expenses suffered or incurred by the County resulting from the failure of the Grantee to faithfully comply with the material provisions of this Agreement, the Cable Ordinance, and other applicable law, to comply with all orders, permits and directives of any County agency or body having jurisdiction over its acts or defaults, to pay fees, penalties or liquidated damages due to the County, or to pay any claims, taxes or liens due the County. Such losses, costs and expenses shall include but not be limited to reasonable attorney's fees and other associated expenses.

                    (B) The total amount of the performance bond required by this Agreement shall be forfeited in favor of the County in the event:

                              (i) the Grantee abandons Grantee's Cable System at any time during the term of its Franchise or any extension thereto; or

                              (ii)      the  Grantee   carries  out  a  Transfer
                                        without the express written consent of the County as provided in Section 3 of this Agreement.

               (3) The performance bond shall be issued by a surety with an A-1 or better rating of insurance in Best's Key Rating Guide, Property/Casualty Edition; shall be in a form satisfactory to the County Attorney; shall be subject to the approval of the County; and shall contain the following endorsement:

     This bond may not be canceled or allowed to lapse, until at least thirty days after receipt by the County, by certified mail, return receipt requested, of a written notice from the issuer of the bond of intent to cancel or not to renew.

               (4) Reduction of Bond. The County may approve a reduction in the amount of the bond upon written application by the Grantee, which approval shall not be unreasonably withheld. The amount of the bond may be reduced to $250,000.00 when the HSN System Upgrade has been extended to more than fifty percent of the occupied dwelling units within the area where service is available on the Effective Date of this Agreement, as certified by the Grantee to the County, and may be further reduced to the sum of $50,000.00 when the HSN System Upgrade has been extended to more than ninety percent of the occupied dwelling units within that area, as certified by the Grantee to the County. Reductions granted or denied upon application by the Grantee shall be without prejudice to the Grantee's subsequent applications or to the County's right to require the full bond at any time thereafter.

               (5) Right to Require Additional or Other Bonds. The County shall have the right, at any time that it reasonably deems itself insecure, to require that any bond be replaced by such other bond as the County may reasonably require, notwithstanding the fact that the County may have indicated its acceptance or approval of any bond(s) submitted with this Agreement.

         (b) Security Deposit.

               (1) In addition to the performance bond, the Grantee shall deposit with a third party agent ("Third Party Agent") a security deposit in the amount of $50,000 (the "Security Deposit"), pursuant to a Security Deposit Agreement attached hereto as Appendix 5. This Security Deposit Agreement shall include inter alia the following terms and conditions:

                    (A) If the County notifies the Grantee of any amounts due to the County pursuant to this Agreement or applicable law, and the Grantee does not make such payment within ten business days, the County may withdraw the amount in question, with any applicable interest and penalties, from the Security Deposit by notice to the Grantee and the Third Party Agent specifying the amount and purpose of such withdrawal, and the Third Party Agent shall pay such amount to the County; provided, however, that if the Grantee files a legal action disputing the County's claim, the ten-business-day notice period shall be tolled as to that claim until the claim is resolved by order of the trial court.

                    (B) If at the time of a withdrawal from the Security Deposit by the County, the amount available with the Third Party Agent is insufficient to provide the total payment of the claim asserted in the County's notice of withdrawal, the balance of such claim shall not be discharged or waived, but the County may continue to assert the same as an obligation of the Grantee to the County.

                    (C) No later than thirty days after mailing of notification to the Grantee by certified mail, return receipt requested, of a withdrawal under the Security Deposit, the Grantee shall restore the amount of the Security Deposit to $50,000.

                    (D) Upon termination of the Franchise, any balance then remaining in the Security Deposit shall be returned to the Grantee by the Third Party Agent within ninety days of such termination, provided that there is then no outstanding default on the part of the Grantee.

                    (E) Any interest accruing to the Security Deposit while it is being held by the Third Party Agent shall be for the benefit of the Grantee, and shall be paid by the Third Party Agent to the Grantee on a regular basis, and any amount in excess of $50,000 may be withdrawn by the Grantee.

         (c) Rights Cumulative. The rights reserved to the County in this Section are in addition to all other rights of the County, whether reserved herein or authorized by applicable law, and no action, proceeding or exercise of a right with respect to a performance bond or the Security Deposit shall affect any other right the County may have. Neither the making of the Security Deposit, nor the receipt of any damages recovered by the County thereunder, shall be construed to excuse the faithful performance by the Grantee or limit the liability of the Grantee under the terms of its Franchise for damages, either to the full amount of the Security Deposit or otherwise; provided, however, that the amount of any damages recovered by the County through the Security Deposit shall be offset against any damages otherwise recoverable by the County.

         (d) Remedies. In addition to any other remedies available at law or equity, the County may revoke the Franchise for a material violation as set forth in Section 12(1)(2) of this Agreement pursuant to the procedures specified in this Agreement.

         (e) Liquidated Damages. Because the Grantee's failure to comply with provisions of the Franchise and this Franchise Agreement will result in injury to the County, and because it will be difficult to estimate the extent of such injury, the County and the Grantee agree to the following liquidated damages to be effective during the term of the Franchise for the following violations of the Franchise and of this Agreement, which represent both parties' best estimate of the damages resulting from the specified violation. Such damages shall not be a substitute for actual performance by the Grantee of a financial payment, but shall be in addition to any such actual performance. The Communications Administrator, or designee, shall have the authority to waive or reduce the liquidated damage amounts herein for good cause. Cure periods listed below shall begin to run at the time the Grantee is notified in writing of a violation by the County, unless otherwise specified below.

               (1) For failure to comply with the design submission process specified in Section 6(e): $400/day for each violation for each day the violation continues after a seven-day cure period;

               (2) For failure by the Grantee to substantially comply with the upgrade schedule specified in Section 6(f): $2,000/day for each violation for each day the violation continues after a thirty-day cure period, if the Grantee has not undertaken substantial corrective action to cure the violation within that thirty-day period;

               (3) For a Transfer  without  approval as  specified in Section 3:
$2,000/day for each violation for each day the violation continues;

               (4) For failure to substantially comply with requirements for public, educational and governmental use of the System pursuant to Sections 7(a)(1), (2), or (6), 7(b), 7(d), 7(e)(2), 7(f), 7(g) or 7(h): $1,000/day for
each violation for each day the violation continues after a fourteen-day cure period, if the Grantee has not undertaken substantial corrective action to cure the violation within that fourteen-day period;

               (5) For failure to provide to the County information, reports, or filings lawfully required under the Franchise Agreement or applicable law or by the County: $200/day for each violation for each day the violation continues after a thirty-day cure period, which shall begin to run on the due date of any regularly scheduled report and on the date of a deadline reasonably set by the County for any report or information request not regularly scheduled, unless the Grantee shows that it was not in fact aware of the requirement in question, in which case the thirty-day cure period shall begin to run upon written notice of such requirement by the County to the Grantee;

               (6) Customer Service Standards:

                    (A) For each day during which the County determines that the Grantee has violated each of the following types of customer service standards according to the terms in which such standards are established in governing law or regulations: $200 per violation:

                        (i)    failure to maintain office hours;

                        (ii) failure to keep an appointment with a subscriber, or to offer a subscriber the prescribed compensation for a missed or late appointment, provided that in this case the liquidated damages shall be offset by the amount directly refunded to the subscriber by the Grantee for such appointment;

                        (iii)  failure to extend service to a subscriber;

                        (iv) failure to arrange for converter transportation for a mobility-limited subscriber;

                        (v) failure to acknowledge a service request in timely fashion;

                        (vi)   failure to complete repairs or maintenance;

                        (vii) failure to provide required information to a subscriber or to the County;

                        (viii) failure to disclose price terms to a subscriber;

                        (ix)   failure to maintain the public file;

                         (x)   improper charge of a late fee to a subscriber;

                        (xi) failure to respond to a subscriber complaint in timely fashion.

                    (B) A separate violation under subsection (A) shall be deemed to occur whenever the County reasonably determines that one of the above separately enumerated transgressions has occurred on one day. Thus, for example, if the Grantee fails to extend service to one subscriber for two days pursuant to governing law or regulation, there would be two violations; if the Grantee fails to keep an appointment pursuant to governing law or regulation with one subscriber on one day and on that same day, independent of the missed appointment, the Grantee fails to disclose price terms to that same subscriber, then there would be two violations. However, the Grantee shall not be charged with multiple violations for a single act or event affecting a single subscriber or for a single act or event affecting multiple subscribers on the same day.

                    (C) Each violation under subsection 11(e)(6)(A), except for violations under subsections 11(e)(6)(A)(i) and 11(e)(6)(A)(ix), shall be subject to a ten-day cure period which shall begin to run upon notice by the County to the Grantee of such a violation. Grantee shall be deemed to cure such a violation if it provides appropriate compensation, as agreed to by the County and the Grantee, to all affected Subscribers as to which the County has given such notice.

                    (D) For failure to meet customer service standards with regard to telephone answering time, time to transfer a call to a customer service representative, or excessive busy signals: if such standards are not met according to the terms in which such standards are established in governing law or regulations in any quarter, $200 for each day during that quarter on which such standards were not met;

               (7) For failure to pay any Franchise fees pursuant to Section 8 or Total Grants pursuant to Section 7(c) : $100 per day after a seven-day cure period;

               (8) For failure to file, obtain or maintain the required performance bond pursuant to Section 11(a) in a timely fashion: $200 per day;

               (9) For failure to bring into compliance any violation of construction standards within the appropriate time periods as specified in
Section 5(c)(6) of this Agreement: $200 per violation; and

               (10)For violation of technical standards established by the FCC or other lawful authority: $100 per day for each day the violation continues after a thirty-day cure period after the County gives the Grantee notice of such violation.

         (f) Shortening, Revocation, or Termination of Franchise

               (1) Upon completion of the term of any Franchise granted under this Agreement, if a new, extended, or renewed Franchise is not granted to the Grantee by the County, the Grantee's right to occupy the Public Rights-of-Way and public land shall terminate, subject to applicable federal law.

               (2) The County shall have the right to revoke the Franchise, or to shorten the term of the Franchise to a term not less than thirty-six months from the date Grantee receives written notice from the County of the County's decision to act pursuant to Section 11(f)(3) herein concerning the County's shortening action, for the Grantee's material violation of this Agreement pursuant to Section 12(1)(2).

               (3) To invoke the remedies of Section 11(f)(2), the County shall give the Grantee written notice of the default in its performance. If within sixty calendar days following such written notice from the County to the Grantee, or such other period as this Franchise Agreement shall require or the Grantee and the County shall agree, the Grantee has not taken corrective action to the reasonable satisfaction of the County, the County may give written notice to the Grantee of its intent to revoke or shorten the term of the Franchise, stating its reasons; provided that no opportunity to cure shall be provided where the Grantee is shown to have defrauded or attempted to defraud the County or its Subscribers in connection with this Agreement or Cable Service in any way that has a material adverse effect on Grantee's provision of Cable Services pursuant to this Agreement.

               (4) Prior to shortening the term of or revoking the Franchise, the County shall hold a public hearing, after providing thirty days' written notice to the Grantee, specifying its reasons for shortening or revoking the Franchise, at which time the Grantee and the public shall be given an opportunity to be heard. Following the public hearing, the County may determine whether to shorten the Franchise term or to revoke the Franchise based on the information presented at the hearing, and other information of record, or, where applicable, grant additional time to the Grantee to effect any cure. If the County determines to shorten the term of or revoke the Franchise, it shall adopt an ordinance that shortens the term of or revokes the Franchise and sets forth the reasons for its decision. A copy of such ordinance shall be transmitted to the Grantee.

               (5) If the County revokes the Franchise, or if for any other reason the Grantee terminates the Franchise, the following procedures and rights are effective:

                    (A) The County may require the former  Grantee to remove its facilities and equipment located in the Public Rights-of-Way or on public land at the former Grantee's expense and to restore such affected sites as required in Section 5(b)(9) or permit the former Grantee to abandon such facilities in place, subject to the provisions of Section 5(b)(14). If the former Grantee fails to remove its facilities within a reasonable period of time after the County orders it to do so, and such removal is necessary to make room for other facilities or to remove potential safety hazards as required by sound engineering practices, then the County may have the removal performed at the former Grantee's and/or surety's expense.

                    (B) The County may require the former Grantee to continue operating Grantee's Cable System as specified in Section 4(c).

                    (C) In the event of revocation, the County, in accordance with state law, may acquire ownership of or effect a transfer of Grantee's Cable System at an Equitable Price.

         (g) Condemnation. This Franchise Agreement shall not limit any authority of the County in accordance with state law to condemn, in whole or in part, the Franchise and/or any other property of the Grantee, provided that the Grantee shall receive whatever condemnation award the Grantee would normally be entitled to recover as a matter of state law. Partial condemnation of the Grantee's Franchise or property shall not terminate this Agreement except in accordance with the terms of this Agreement.

12 MISCELLANEOUS PROVISIONS

         (a) Binding Acceptance. This Agreement shall bind and benefit the parties hereto and their respective heirs, beneficiaries, administrators, executors, receivers, trustees, successors and assigns.

         (b) Severability. If any term, condition, or provision of this Agreement shall, to any extent, be held to be invalid or unenforceable, the remainder hereof shall be valid in all other respects and continue to be effective. If the terms of this Agreement are materially altered due to changes in governing law, then the parties shall negotiate in good faith to reconstitute this Agreement in a form that, to the maximum extent possible, is consistent with the original intent of Grantee and the County and preserves the benefits bargained for by each party.

         (c) Preemption. In the event that federal or state laws, rules or regulations preempt a provision or limit the enforceability of a provision of this Agreement, then the provision shall be read to be preempted to the extent and for the time, but only to the extent and for the time, required by law. In the event that any provision of this Agreement is preempted or enforcement limited by any such provision of federal or state law, then the parties shall negotiate in good faith to reconstitute this Agreement in a form that, to the maximum extent possible, is consistent with the original intent of the Grantee and the County and preserves the benefits bargained for by each party. Finally, in the event such federal or state law, rule or regulation is subsequently repealed, rescinded, amended or otherwise changed so that the provision hereof that had been preempted is no longer preempted, such provision shall return to full force and effect, and shall thereafter be binding on the parties hereto, without the requirement of further action on the part of the County.

         (d) Equal Treatment. The County shall comply with all state and federal laws regarding equal treatment of the Grantee and other entities.

         (e) Compliance With Applicable Laws. The Grantee shall, at all times during the term of this Franchise Agreement, including any extensions thereof, substantially comply with all applicable and material federal, state, and local laws and regulations.

         (f) Force Majeure. Notwithstanding any other provision of this Agreement, the Grantee shall not be liable for delay in performance of, or failure to perform, in whole or in part, its obligations pursuant to this Agreement due, directly or indirectly, to severe or unusual weather conditions, strike, labor disturbance, lockout, war or act of war (whether an actual declaration of war is made or not), insurrection, riot, act of public enemy, action or inaction of any government instrumentality or public utility including condemnation, accidents for which Grantee is not primarily responsible, fire, flood or other act of God, sabotage or other events to the extent that such causes or other events are beyond the reasonable control of the Grantee. In the event that any such delay in performance or failure to perform affects only part of the Grantee's capacity to perform, the Grantee shall perform to the maximum extent it is able to perform and shall take all reasonable steps within its power to correct such cause(s) in as expeditious a manner as possible.

         (g) Governing Law. This Franchise Agreement shall be governed in all respects by the law of the Commonwealth of Virginia.

         (h) Notices. Unless otherwise provided by applicable law or this Agreement, all notices or other written communications required to be given to the County under any provision of this Agreement or the Fairfax County Code shall be deemed served when regularly mailed, postage prepaid or delivered by hand in writing to the Communications Administrator. All notices or written communications required to be given to the Grantee under any provision of this Agreement or the Fairfax County Code shall be deemed served when regularly mailed, postage prepaid or delivered by hand in writing to the Grantee at the Grantee's last known address, to the attention of its President, with a copy to George L. Mahoney, Esquire, Media General, Inc., 333 East Grace Street,
Richmond, VA 23219, or to such other Persons or addresses as Grantee may subsequently specify by notice.

         (i) Time of Essence. In determining whether a party has substantially complied with this Franchise Agreement, the parties agree that time is of the essence.

         (j) Captions and Headings. The captions and headings of sections set forth herein are intended solely to facilitate reading and reference to the sections and provisions of this Franchise Agreement. Such captions shall not affect the meaning or interpretation of this Agreement.

         (k) No Oral Modifications. This Franchise Agreement shall not be changed, modified or amended, in whole or in part, unless an appropriate written instrument is executed by the County and the Grantee.

         (l) Rights and Remedies.

               (1) The rights and remedies reserved to both parties herein are cumulative and shall be in addition to all other rights and remedies which either party may have with respect to the subject matter of this Agreement, whether reserved herein or authorized by applicable law.

               (2) The following violations by the Grantee of this Agreement are material for purposes of Section 11(f)(2):

                    (A) Transfer without approval pursuant to Section 3, or failure to notify pursuant to Section 3(e);

                    (B) repeated or flagrant failure to satisfy line extension requirements pursuant to Section 4(b);

                    (C)   substantial   failure  to  provide  Cable  Service  as
specified in Section 4(c)(8)(A);

                    (D) repeated or flagrant failure to satisfy construction standards pursuant to Section 5;

                    (E) substantial failure to meet system or institutional network upgrade schedule pursuant to Section 6(f) or the schedule for I-Net construction, if applicable, as specified in Appendix 2;

                    (F) repeated or flagrant failure to meet FCC technical standards;

                    (G) failure to maintain the Emergency Alert System pursuant to Section 6(j) in the event of an emergency;

                    (H) substantial  failure to provide Total Grants pursuant to
Section 7(c);

                    (I)  substantial   failure  to  provide  PEG  facilities  or
equipment pursuant to Section 7(a);

                    (J)  substantial   failure  to  provide  PEG  facilities  or
equipment pursuant to Section 7(d);

                    (K)  substantial   failure  to  provide  PEG  facilities  or
equipment pursuant to Section 7(f);

                    (L) if applicable, substantial failure to provide I-Net facilities or equipment pursuant to Section 7(k) ;

                    (M)  substantial  failure to pay Franchise  fees pursuant to
Section 8;

                    (N) repeated or flagrant failure to meet reports and records requirements in a timely manner pursuant to Section 9;

                    (O) substantial failure to satisfy insurance requirements pursuant to Section 10(a);

                    (P) substantial failure to maintain a bond or Security Deposit pursuant to Section 11;

                    (Q) repeated or flagrant violation of consumer protection requirements pursuant to applicable law;

                    (R) repeated or flagrant violation of Subscriber privacy requirements pursuant to 47 U.S.C. ss. 551 or other applicable law;

                    (S) repeated or flagrant discrimination among Subscribers in violation of applicable law.

         (m) Obligations to Continue Throughout Term. Unless specifically designated otherwise, all of the Grantee's obligations under this Agreement and the Franchise shall continue throughout the entire term specified in Section 2(c)or any extension hereof.

         (n) Cooperation in Obtaining and Implementing Grants. The Grantee and the County agree to cooperate fully with each other in applying for or implementing any federal or state grants or other funds to be applied to the Grantee's Cable System.

         (o) Prohibition Against Discrimination. The Grantee shall adhere to the Equal Employment Opportunity regulations of the FCC and to all federal, state and local laws, and executive orders pertaining to discrimination, equal employment opportunity and affirmative action that are applicable to the Grantee.

         (p) Connections to the Cable System; Use of Antennas.

               (1) To the extent consistent with federal law, Subscribers shall have the right to attach devices to the Grantee's Cable System to allow them to transmit signals or service to video cassette recorders, receivers and other terminal equipment, and to use their own remote control devices and converters, and other similar equipment, so long as such devices do not interfere with the operation of Grantee's Cable System, or the reception of any cable Subscriber, nor serve to circumvent the Grantee's security procedures, nor for any purpose to obtain services illegally. The Grantee shall provide information to consumers which will allow them to adjust such devices so that they may be used with the Grantee's Cable System.

               (2) The Grantee shall not, as a condition of providing Cable Service, require a Subscriber to remove any existing antenna or disconnect an antenna, or prohibit or discourage a Subscriber from installing an antenna switch, provided that such equipment and installations are consistent with applicable codes and technically able to shield Grantee's Cable System from any interference.

         (q) Police Powers of the County. Nothing in this Agreement shall preclude the County from exercising its police powers to enact, amend or supplement any law or regulation governing cable communications within the County of Fairfax.

         (r) Grantee Bears Its Own Costs. Unless otherwise expressly provided in this Agreement, all acts that the Grantee is required to perform must be performed at the Grantee's own expense.

         (s) County Bears Its Own Costs. Unless otherwise expressly provided in this Agreement, all acts that the County is required to perform must be performed at the County's own expense.

         (t) Rights of Third Parties. Nothing herein shall be construed to give any Person other than the Grantee or the County a right to assert any claim or cause of action against the Grantee or the County, its employees, elected or appointed officials, officers, commissions, commissioners, boards or agents, except as to parties enumerated in Section 7(c)(2).

         (u) Appendices. The appendices to this Agreement (the "Appendices"), attached hereto, and all portions thereof and exhibits thereto, are, except as otherwise specified in such Appendices, incorporated herein by reference and expressly made a part of this Agreement. The procedures for approval of any subsequent amendment or modification to said Appendices shall be the same as those applicable to any amendment or modification hereof, except as specified in such Appendices or elsewhere in this Agreement.

         (v) Entire Agreement. This Agreement embodies the entire understanding and agreement of the County and the Grantee with respect to the subject matter hereof and merges and supersedes all prior representations, agreements, and understandings, whether oral or written, between the County and the Grantee with respect to the subject matter hereof, including, without limitation, any and all written or oral statement or representations by any official, employee, agent, attorney, consultant, or independent contractor of the County or the Grantee.

         IN WITNESS WHEREOF, the parties have set their hands and seals on the date first above written.

THE BOARD OF SUPERVISORS OF FAIRFAX COUNTY, VIRGINIA


BY: ____________________________
   Chairman, Board of Supervisors


BY: ____________________________
         County Executive


GRANTEE:  MEDIA GENERAL CABLE OF
FAIRFAX COUNTY, INC., a Virginia
Corporation


BY: ____________________________

Title: ________________________

                                                            July 15, 1998
                                                                   Page 1



                        APPENDIX 1: LINE EXTENSION POLICY


         The intent of the line extension policy as developed is to provide residents in areas of less than 35 homes per mile with the opportunity to subscribe to Cable Service at a reasonable installation rate without placing additional cost burdens on other residents. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Franchise Agreement to which this line extension policy is attached.

         The Communications Administrator or his designee may, at the sole discretion of the Administrator or the Administrator's designee, waive in writing in a particular case the requirement of extending service pursuant to this Line Extension Policy.

         The following criteria will be employed:

          1) Those areas where the density is 35 homes per mile or greater will pay no line extension charges. This also pertains to homes passed by feeder supplying the high density area which are included in the 35 homes per mile or greater density calculation.

                                                            July 15, 1998
                                                                   Page 2

          2) Media General Cable of Fairfax County, Inc. ("MGC" or "Media General Cable") will extend Cable Service to areas where densities are lower than 35 homes per mile at the following additional cost per installation:

                                     DENSITY           LINE EXTENSION
                  CATEGORY.           / MILE             SURCHARGE
                  ---------           ------             ---------
                  I                    30-34              $ 75.00
                  II                   25-29              $100.00
                  III                  17-24              $125.00

               These are maximum line extension charges for each density category. MGC has the right to provide any discounts or waivers as appropriate. All calculated density results will be rounded to the next higher integer.

          3) Subscribers electing to receive Cable Service under the extension plan will be eligible for a pro rata refund depending on the number of additional Subscribers taking service during the 24 months following activation of service to each extension area. Records will be maintained for each extension segment, including the number of initial subscribing customers and the number of customers after 24 months of service to each segment.

                                                            July 15, 1998
                                                                   Page 3

               The density of each service area subject to line extension surcharges will be recalculated 24 months after initial activation. This will be the only time Media General Cable will perform a density calculation. If the density has increased to the point where a lower surcharge would be in effect, the difference between amounts previously paid and the recalculated amounts will be refunded.

          4)   Line extension density is calculated using the following formula:

                           Underground Density Calculation:
                           --------------------------------
                  Homes Per Mile (HPM) =               HP
                                             ----------------------
                                                CBTF + DBTF + TF

                  Aerial Density Calculation:
                  ---------------------------
                  Homes Per Mile (HPM) =               HP
                                              ---------------------
                                                    TF + SF

                  Where:

                  CBTF = Cable Bearing Trench Footage
                  DBTF = Drop Bearing Trench Footage
                  TF = Transportation Footage
                  SF = Strand Footage
                  HP = Homes Passed
                  HPM = Homes Per Mile

                                                            July 15, 1998
                                                                   Page 4

               a) Density calculations will be based on cumulative homes passed along the distribution system routing following the most direct path used by distribution system cables, except as noted below in sub-paragraphs 4(b), 4(c) and 4(d). As path split points are encountered, each path outward from the split point will be calculated as if the other outward paths do not exist.

                    (The electronic signal path will always be longer than or equal to the path used by distribution system cables).

              Note: All pedestal locations for  underground  construction are to be indicated as 50' of Cable Bearing Trench Footage unless specific locations have been agreed to which are further from the main trench, in which case the longer footage will be indicated.

               b) Underground sub-divisions for purposes of homes passed, system mileage and corresponding density calculations will be considered as total quantities at the point of connection to the closest primary distribution system path split point outside of the sub-division (See Diagram 1).

                                                            July 15, 1998
                                                                   Page 5

                    In cases where two sub-divisions, or sections of the same sub-division, are served from the same split point off the primary distribution system path, then these sub-divisions, or sections, shall be added together for purposes of calculating density (See Diagram 2).

                    Further, if a sub-division is fed from several split points from the primary distribution system path because of the particular design routing chosen, but could technically be served from a single split point, then the footage for only one split point shall be used in the density calculation (See Diagram 3).

               c) Underground sub-divisions will pay a line extension surcharge based on the calculation performed according to the formula under subparagraph 4a or subparagraph 4b, whichever charge is the lesser (e.g., if the cumulative density of an underground sub-division is higher than the individual sub-division density, or vice versa, the higher density will be the basis for line extension surcharges).

               d) Areas which have a cumulative density less than 17 HPM which are connected to split points which have a system density of 17 HPM or greater will be recalculated from the split point.

                                                            July 15, 1998
                                                                   Page 6

                    Areas with a recalculated cumulative density of 17 HPM or greater will be charged according to the lower of the recalculated cumulative density or the system density at the split point.

               e) Density calculations will be made both at the time of design and not earlier than 2 years from the date each area is released for marketing. In areas with an initial density of 17 HPM or greater, any rebate due will be sent within 2 years and 90 days from the date the area is releasing for marketing. In areas where the initial density is below 17 HPM, any rebates due will be made within 90 days of discovery. Rebates will be issued to the Subscriber who initially paid the line extension surcharge. MGC shall make reasonable attempts to locate said Subscriber should he/she no longer be the owner of the affected dwelling unit.

               f) At the time a request is made for cable TV service in low density areas, Media General Cable shall canvass homes in the immediate area and along the right-of-way, if applicable, for inclusion in the construction estimates. If reasonable attempts to include affected homeowners are unsuccessful, it will be the requesting homeowner's responsibility to make further attempts to canvass affected lot owners. Reasonable attempts by Media General Cable to contact affected homeowners shall include at least one on-site visit. If there is no response on-site, then a door

                                                            July 15, 1998
                                                                   Page 7

                    hanger shall be left at the residence. If there is no response to the doorhanger, then contact shall be attempted by either a follow-up letter or telephone call.

               A drop is defined as that cable (RG type or its equivalent and, if necessary, hardline) necessary to supply only a single dwelling unit. Where drops in excess of 200' in length are required, MGC will charge the cost of time and materials for the portion of the drop exceeding 200'. The drop will be computed from the feeder termination or tap point, whichever is appropriate, to the house.


                    (A) DEFINITIONS

     These definitions apply to the line extension section only and may not apply to other sections of the Franchise Agreement.

HOMES PASSED (HP)

The  total  number  of  occupiable   residential  dwelling  units  (occupied  or
unoccupied) which are shown on current real property tax identification maps of Fairfax County, VA with the following exceptions:

                                                            July 15, 1998
                                                                   Page 8

     1) Adjoining lots owned by a common owner will be deducted if they do not contain separate residences and contain improvements which indicate that they are not intended to contain a residence (e.g. - swimming pool, tennis court, etc.).

          This is intended to preclude lots in areas where the owners are using adjacent lots for purposes other than residential development. If the improvement is so located to facilitate future development, the lot will be included in the density figure.

     2) Future residential developments which are a matter of public record as being permitted and will be developed within a two-year period of initial Subscriber activation should also be included in the design and density figures.

          Reasonable accuracy is expected based on information available at the time of design, and any supplemental information affecting density which is available at the time of installation. The intent of this exception is to reduce future accounting problems associated with the rebating procedures in Section 3 above. Those areas anticipated to increase density to levels above 16 HPM or which will change categories (I, II, or III) within the rebate period should be considered to have that density at the time of design.

                                                            July 15, 1998
                                                                   Page 9

CABLE BEARING TRENCH FOOTAGE (CBTF)

          Trench Footage and Road Bore Footage which is designed to contain distribution system cables within a sub-division or across private property and feeder cables between the cable entry to the housing sub-division or individual lots and the closest previously occupied lot along the designed cable routing. Any footage within the existing plant as of the Effective Date, or footage along the border of such existing plant intended to serve or serving homes within existing plant, is not to be included in this unit.

DROP BEARING TRENCH FOOTAGE (DBTF)

          Trench Footage and Road Bore Footage which is designed to contain any RG cables or equivalent cables within a sub-division or across privately-owned property which are not intended to be connected to the lot where located, or, if located in a publicly or privately owned right-of-way, the lot responsible for maintenance of the right-of-way at this point.

STRAND FOOTAGE (SF)

          Aerial feeder footage along the messenger strand used to support distribution system cables.

                    (i) Distribution System

                                                            July 15, 1998
                                                                   Page 10

          That portion of the CATV System intended to connect the signal origination point (Headend or Hubsite) to the Subscriber Drop using cable placed in the rights-of-way dedicated for public street purposes, or using privately-owned rights-of-way to the feeder termination point(s) for one or more drops.

                    (ii) Subscriber Drops

          That portion of the CATV System intended to connect the distribution system, as defined above, to an individual Subscriber dwelling along the routing used by telephone or electric facilities, unless an alternate routing is acceptable to the homeowner and MGC.

                    (iii) System Mileage

          The transportation footage, strand footage, cable bearing trench footage, and drop bearing trench footage necessary to connect the Subscriber drop to the distribution system, converted to miles.

                    (iv) Density

          The ratio of homes passed to system mileage, expressed in homes per mile (HPM).

                                                            July 15, 1998
                                                                   Page 11

          Cumulative  Density   -  The  ratio  of  total  Homes  Passed to total
               System Mileage along the most direct path used by Distribution System cables to the point at which the Density is being computed.

          System Density - The higher of:

               1)   The Cumulative Density at a point; or

               2) The highest Cumulative Density beyond a point which is located along the most direct route to the point of higher Cumulative Density.

                    (v) Long Drop

          Feed to a single dwelling unit for which the Subscriber drop will exceed 200'.

TRANSPORTATION FOOTAGE (TF)

          The cable bearing strand footage and the cable bearing trench footage not used as feeder, running between the cable entry to the housing sub-division or individual lots and the closest previous occupiable lot along the designed cable routing.

ELECTRONIC SIGNAL PATH (ESP)

          The path the signal travels along the cable from the headend or hubsite to the Subscriber.

                           APPENDIX 2: I-NET APPENDIX

                                TABLE OF CONTENTS

                                                                            PAGE


1.       THE APPENDIX AND THE APPENDIX DOCUMENTS..............................1
2.       I-NET FACILITIES AND EQUIPMENT.......................................7
3.       PAYMENT.............................................................11
4.       OWNERSHIP, MAINTENANCE, AND USE.....................................18
5.       THE GRANTEE.........................................................24
6.       SUBCONTRACTORS......................................................27
7.       CHANGES IN WORK.....................................................27
8.       TERMINATION.........................................................28
9.       MISCELLANEOUS.......................................................29

                                 I-NET APPENDIX


1.         THE APPENDIX AND THE APPENDIX DOCUMENTS

         (a) This Appendix ("Appendix") is an integral part of a Franchise Agreement dated as of June 1, 1998, between Fairfax County, Virginia ("County"), and Media General Cable of Fairfax County, Inc. ("Grantee"). It hereby incorporates by reference and expressly makes a part hereof (i) any Change Orders as described in Section 7 herein and (ii) any Work Orders as described in
Section 4(b)4(B) Grantee shall effect restoration of connectivity of I-Net plant that is not bundled together with HSN plant as promptly as practicable within the estimated restoration times reported to the County pursuant to Section Response and Restoration Times. The herein (collectively, the Appendix, Change Orders, Work Orders, and Franchise Agreement are referred to herein as the "Appendix Documents").

         (b) The Appendix Documents and any written amendments made in accordance with the terms of such documents constitute the entire and exclusive agreement between the County and the Grantee with reference to the Grantee's design, construction, and maintenance of the I-Net and the County's payment for the use thereof. Specifically, without limitation, the Appendix Documents supersede all prior written or oral communications, representations and negotiations, if any, between the County and the Grantee relating to the design, construction, and maintenance of the I-Net and payment for the use thereof.

         (c) The Appendix is intended to be an integral whole and shall be interpreted as internally consistent. In case of disagreement among any of the Appendix Documents, then the terms of the Change Orders shall supersede the terms of the Appendix, as amended from time to time.

         (d) When a word, term or phrase is used in the Appendix Documents, it shall be interpreted or construed as follows: First, as defined in this Appendix or in the body of the Franchise Agreement; second, if not defined, according to its generally accepted meaning in the construction industry; and third, if there is no generally accepted meaning in the construction industry, according to its common and customary usage. As used in this Appendix, the terms set forth below shall have the following meanings:

             (1) "Actual Costs" shall include only the following:

                    (A) Costs of necessary materials, including fiber optic cable, equipment and hardware, tools, supplies, fuel, power, rentals, freight charges and services;

                    (B) Payments made by the Grantee to subcontractors in accordance with the requirements of the subcontracts;

                    (C) Wages and salaries of the Grantee's employees to the extent that they are performing Work on the I-Net, whether or not employed at the work site, including, but not limited to, those employees involved in designing and mapping the I-Net to the extent such designing and mapping is over and above any direct cost that the Grantee would incur in designing and mapping its HSN, and also including their unemployment compensation, social security and other normal and customary benefits, for such part of their time as is employed on this Work;

                    (D) Payroll taxes and insurance and contributions applicable to wages and salaries of the Grantee's employees to the extent that they are performing Work on the I-Net, whether or not employed at the work site, and sales, excise, business and occupation, and other taxes paid by the Grantee on materials, equipment, supplies and services chargeable to the design and construction of the I-Net;

                    (E) Any labor force travel expenses directly chargeable to the Work on the I-Net;

                    (F) Costs of necessary permit fees actually paid by the Grantee, including right-of-construction permit fees and inspection fees, if any, related to the I-Net;

                    (G) Actual rental costs typical in the construction industry for necessary temporary facilities, machinery, equipment and tools used in the Work on the I-Net;

                    (H) That portion directly attributable to the design and construction of the I-Net of premiums for insurance and bonds;

                    (I) Losses, expenses, and cost of reconstructing any Work destroyed or damaged, not compensated by insurance or otherwise, and of enforcing the subcontracts and performance thereunder sustained by the Grantee in connection with the Work, provided they have resulted from causes other than the fault or negligence of the Grantee;

                    (J) Costs of removal of debris generated by Grantee during performance of the Work on the I-Net;

                    (K) Costs incurred in performance of the Work on the I-Net in taking action to prevent threatened damage, injury, or loss in case of an emergency affecting the safety of persons and property;

                    (L) Overhead costs incurred in connection with the Work equal to eighteen percent per cent of costs otherwise specified in this Section "1(d)(l);

                    (M) Inflation costs incurred in connection with the Work as of the Delivery date specified in Section 2(e). Delivery shall take place within 48 months of the Effective Date of the Franchise Agreement. Nothing in this Appendix shall be construed to prevent the Grantee from earlier Delivery., up to, but not exceeding, ten percent per cent of costs otherwise specified in this
                         Section 1(d)(1), shall include only the following:, as determined from the Consumer Price Index (All Items) for the United States, published by the United States Department of Labor, Bureau of Labor Statistics, with December 1997 as the base month, provided that the total of overhead and inflation costs shall not exceed twenty-eight per cent of costs otherwise enumerated in this Section 1(d)(1) shall include only the following: exclusive of overhead and inflation;

                    (N) Other costs incurred on the relevant portion of the I-Net in the performance of the Work if and to the extent approved in advance in writing by the County;

                    (O) Other reasonable costs actually incurred due to unanticipated contingencies in connection with the I-Net in performance of the Work, to the extent that the following conditions are satisfied--

                                    (i)     the Grantee shows that it did not
                                            anticipate, and should not
                                            reasonably have anticipated, such
                                            contingencies at the time of
                                            execution of this Appendix; and

                                    (ii)    such contingencies occurred prior to
                                            Delivery; and

                    (P) Costs due to the fault, negligence, or delay of the County, or interference of the County in the performance of the Work. Actual Costs shall not include:

                    (Q) Salaries and other compensation of the Grantee's employees stationed at the Grantee's principal office or offices other than the Work site, except as provided in Sections 1(d)(l)(C) and 1(d)(l)(D);

                    (R) Overhead and general expenses, except as expressly included in Section 1(d)(l)(L);

                    (S) The Grantee's capital expenses, including interest on the Grantee's capital, employed for the Work;

                    (T) Costs due to the fault, negligence or delay of (i) the Grantee, (ii) subcontractors, (iii) anyone directly or indirectly employed by any of them, or (iv) those for whose acts any of them are liable (excluding the County, its elected and appointed officials, officers, boards, commissions, commissioners, agents, and employees), including, but not limited to, costs for
                         (a) the correction of damage, (b) defective or nonconforming work, (c) disposal and replacement of materials and equipment incorrectly ordered or supplied, and (d) in making good damage to property not forming a part of the Work.

             (2) "Dark Fiber" means fiber optic strands that are capable of carrying voice, video, and data transmissions but that have not yet been activated.

             (3) "Delivery" means the Grantee's completion of design and construction of the Dark Fiber to all the sites ("I-Net Sites") specified in Appendix 4 to the Franchise Agreement (the "I-Net Site Appendix"), and the County's acceptance of all such Dark Fiber.

             (4) "Headend" means equipment that centrally receives and controls signals to be transmitted through a Cable System, usually including antennas, preamplifiers, frequency converters, demodulators, modulators and related equipment. Both the building and the equipment which receive the signals and process them before application to a Cable System are known as the Headend.

             (5) "Hub Site" means an HSN control point located between a Headend and a node.

             (6) "Institutional Network" or "I-Net" means a network of Dark Fibers related to and, to the extent deemed feasible by the Grantee, jointly constructed with the HSN System Upgrade of Grantee's Cable System; such network is to be designed and constructed by the Grantee and is not generally available to Subscribers of the Grantee's Cable System. As used in this Appendix, the term "I-Net" shall not include any electronics or other equipment needed to activate Dark Fibers.

             (7) "Purchase Price" means the County's payments to Grantee as set forth in Article 3 herein.

             (8) "Work" means whatever is required of the Grantee to perform and complete its duties under this Appendix.


2.       I-NET FACILITIES AND EQUIPMENT

         (a) The Grantee shall design and build an I-Net with the following minimum characteristics:

             (1) The I-Net shall be a bidirectional, fully fiber-optic network designed and constructed with single-mode fiber, in a design so that each of the designated service locations can originate and receive fully interactive video, data and voice signals. Two linked fiber optic backbone rings shall interconnect approximately eight to ten Hub Sites at a single point, to be located at one of the Grantee's Headends. On each ring, sixteen designated dark single-mode fibers will be dedicated for the I-Net.

             (2) The Grantee shall collocate I-Net fiber with HSN fiber whenever reasonably feasible based on cable industry practices and anticipates designing and constructing the I-Net simultaneously with the HSN. The I-Net fibers shall be separate from any fibers utilized for the HSN, and the County shall have only such property rights in the I-Net fibers as are set forth in Section 4(a).

             (3) At the Headend, I-Net fibers shall be terminated and labeled using ST-type connectors within a separate locked area segregated from the non-I-Net equipment within the Headend facility (the "Headend I-Net Service Area"). The Headend I-Net Service Area shall have a minimum area of 200 square feet and have building security, sufficient heating and air conditioning. 48 V DC and 120 V AC power shall be available for the Headend I-Net Service Area, including backup power as specified for the HSN at this site in the Franchise Agreement. County personnel shall have access twenty-four hours a day, seven days a week, to the Headend I-Net Service Area, and the County shall be able to restrict access to the Headend I-Net Service Area to specifically authorized personnel, except that the Grantee shall have access to the Headend I-Net Service Area as required to ensure safety and security.

             (4) At each Hub Site, I-Net fibers shall be terminated and labeled using ST-type connectors within a separate locked area within the Hub Site (the "Hub Site I-Net Service Areas") segregated from the non-I-Net equipment at that site. The Hub Site I-Net Service Area at each Hub Site shall have a minimum area of 100 square feet and have building security, sufficient heating and air conditioning. 48 V DC and 120 V AC power shall be available, including backup power as specified for the HSN at each such site in the Franchise Agreement. County personnel shall have access twenty-four hours a day, seven days a week, to the Hub Site I-Net Service Area at each Hub Site. The County shall be able to restrict access to the area to specifically authorized personnel, except that the Grantee shall have access to the Hub Site I-Net Service Areas as required to ensure safety and security.

             (5) The Headend I-Net Service Area and the Hub Site I-Net Service Areas shall be shared by (i) the County and (ii) any other local governments that are within the external boundaries of the County and the Cities of Falls Church and Fairfax, if so authorized by these municipalities to which the Grantee has provided an I-Net. If any such other local government's equipment is collocated at a site with the County, then the Grantee shall make all reasonable efforts to configure the assigned space so that all equipment required by such collocated parties can readily be accommodated. The County shall identify the power and HVAC requirements for the Headend and Hub Site Service Areas not later than sixty days after the Effective Date of the Franchise Agreement, and the Grantee shall cooperate with the County in satisfying such requirements.

             (6) At least one set of at least six dark single-mode fibers each will be built to each I-Net site designated by the County as specified in this Section, in addition to any fibers provided for return feeds from PEG Origination Sites under the Franchise Agreement. At each I-Net site, fibers shall be terminated using ST-type connectors at a demarcation point to be agreed upon by the Grantee and the County up to twelve inches inside the building wall and consistent with Grantee's direction of approach to the building, consistent with the FCC's rules as of the effective date of this Appendix or as later amended (the "Demarcation Point"). Any I-Net fiber starting at the Demarcation Point and extending outward from the building shall be deemed to be on the Grantee's side of the Demarcation Point, and any I-Net fiber starting at the Demarcation Point and extending inward toward the building shall be deemed to be on the County's side of the Demarcation Point. On the County's side of the Demarcation Point, the Grantee shall provide, as part of the Purchase Price for that site, a coil of fiber-optic cable of a length reasonably requested by the County to permit the County or the facility owner to bring the connection to the equipment closet in accordance with normal industry practice, provided, however, that within thirty days after the Grantee's presentation of the design for each site, the County shall specify the length of the fiber coil it requires for that site.

             (7) The fiber-optic plant shall be installed to industry standards. The maximum link loss shall be 0.7 dB/km. at 1310 nm, plus a maximum of 0.2 dB loss for each splice. The average loss shall not exceed 0.3 dB per connector. The maximum allowed loss shall be 0.75 dB per connector. The Grantee shall provide documentation of acceptance testing.

             (8) Aerial cable for the I-net may be installed free-standing or overlashed to existing strand. Where required by utility code for road and rail crossings, new underground fiber optic cable shall be buried in conduit composed of concrete or in PVC pipe or polyethylene pipe, or may be directly buried if enclosed in armored cable. Elsewhere, either conduit or armored cable shall be used, at the Grantee's option.

         (b) Coordination of Design and Construction.

             (1) The Grantee shall coordinate its design and construction planning with the County so that, in addition to the notice provided to the County pursuant to the system design submission process in the Franchise Agreement, the County shall have as much notice as reasonably possible so that it can plan for activation and use of the I-Net as the Grantee builds out the I-Net fiber.

             (2) If the Grantee extends fiber beyond the scope of its original design for its System Upgrade, it shall provide reasonable notice to the County so that the County and the Grantee may, if they choose, enter into an agreement for design and construction of new I-Net sites to be served by such extended fiber routings and thus reduce the cost of design and construction.

         (c) Acceptance. Within twelve months after the Effective Date of the Franchise Agreement, the Grantee shall provide the County with an I-Net design plan, including but not limited to maps and specifications for the proposed I-Net. Construction standards shall be as specified in Section 5(b) of the Franchise Agreement. Within six months after the effective date of the Franchise Agreement, the Grantee and the County shall, subject to the County's approval, develop test procedures and standards for acceptance providing, at a minimum, that for each segment the Grantee shall conduct tests at the end of the fiber coil; the County's engineers may observe such tests and inspect the installation; the Grantee shall submit the test results to the County; the County may re-test the segment if it is not satisfied with the results of the Grantee's tests; and if the County does not object to the performance of a segment within thirty days from the date the Grantee submits its test results to the County, the County shall be deemed to have accepted that segment.

         (d) Warranty. The Dark Fiber installed by the Grantee pursuant to this Appendix shall be warranted against defects in materials and workmanship for 12 months after acceptance. Grantee's warranty excludes any remedy for change or defect caused by abuse, modifications not executed by Grantee, improper maintenance not performed by Grantee, improper operation, or normal wear and tear under normal usage. This warranty is in addition to, and does not relieve the Grantee from, its maintenance responsibilities pursuant to Section 4(b).

         (e) Completion. Delivery shall take place within 48 months of the Effective Date of the Franchise Agreement. Nothing in this Appendix shall be construed to prevent the Grantee from earlier Delivery.


3.         PAYMENT

         (a) From a special fund composed of Franchise Fees and the Total Grants collected by the County from the Grantee in accordance with the Franchise Agreement and franchise fees collected by the County in accordance with any other cable television franchise agreement, the County shall pay the Grantee for the Indefeasible Rights of Use of all Dark Fiber to I-Net Sites furnished pursuant to this Appendix at a price of $11,200,000.00, based on $28,000 per site for the 400 I-Net Sites (the "Original Estimate"), as adjusted by any Excess Amount as specified in subsection 3(b) below. The County and the Grantee agree that all obligations and liabilities of the County pursuant to this

Appendix shall be limited to and payable solely from the special fund described herein. It is understood and agreed by the County and the Grantee that nothing in this Appendix or any other provision of the Franchise Agreement shall constitute a pledge of the full faith and credit of the County or a bond or debt of the County in violation of Section 10 of Article VII of the Constitution of Virginia.

         (b) The County's payment to the Grantee under this Appendix will not exceed the Original Cost Estimate except as follows:

             (1) Grantee will determine the Actual Cost of design and construction of the I-Net, subject to the County's reasonable audit rights. To the extent that the Actual Cost exceeds the Original Cost Estimate (the "Excess Amount"), the cost of such excess will be shared as follows:

                    (A)  Excess Cost up to four percent of the Original Cost
                         Estimate: paid by the Grantee

                    (B) Excess Cost from four percent to ten percent of the Original Cost Estimate: paid half by the Grantee and half by the County

                    (C)  Excess Cost above ten percent of the Original Cost
                         Estimate: paid by the Grantee.

        Thus, for example, if the Excess Amount is 11%, the County will pay the Grantee an amount totaling 3% of the Original Cost Estimate and the Grantee will be responsible for the remaining amount, totaling 8% of the Original Cost Estimate.

             (2) Additional payments may be specified in Change Orders executed pursuant to Section 7 herein.

         (c) Payment.

             (1) The County shall pay the Grantee twenty-five percent of the Original Cost Estimate on July 1, 1998.

             (2) The County shall pay the Grantee the remainder of the Original Cost Estimate, and any Change Order amounts as described in Section 7, according to the following procedure until the Original Cost Estimate, as adjusted by any Change Orders, has been paid in full.

                    (A) Each calendar year by April 1, beginning on April 1, 1999, the Grantee shall provide the County with a reasonable estimate of its I-Net design and construction costs for the period of one year beginning on July 1 following the date of the estimate ("Estimate Year").

                    (B) The County shall have thirty days to question the Grantee's estimate of such costs.

                    (C) If the County and the Grantee agree on the amount of the estimated costs before July 1 (the beginning of the Estimate Year), the County shall make four quarterly payments, each set at the sum of one-fourth of the agreed-upon estimate, adjusted by any Change Orders since the last such adjustment, during the Estimate Year (on July 1, Oct. 1, Jan. 1, and Apr. 1).

                    (D) If, however, the County and the Grantee do not agree on the amount of the estimated costs before July 1 (the beginning of the Estimate Year), the County shall make four quarterly payments, each set at one-fourth of the following amounts (the "Default Estimates"), during the Estimate Year (on July 1, Oct. 1, Jan. 1, and Apr. 1):

                                    (i)     Year 2 (1999-2000): thirty-five
                                            percent of the Original Cost
                                            Estimate, adjusted by any Change
                                            Orders since the last such
                                            adjustment;

                                    (ii)    Year 3 (2000-2001): forty percent of
                                            the Original Cost Estimate, adjusted
                                            by any Change Orders since the last
                                            such adjustment;

                                    (iii)   Year 4 (2001-2002): the remainder of
                                            the Original Cost Estimate, adjusted
                                            by any Change Orders since the last
                                            such adjustment;

                                    provided, however, that the total payment for the Estimate Year shall be limited to the remainder of the the Original Cost Estimate adjusted by any Change Orders since the last such adjustment if that total is less than the amount based on the percentage above for Year 2 or Year 3.

                    (E) Within sixty days after the end of each Estimate Year (that is, by July 30), the Grantee shall report to the County its Actual Costs for the Estimate Year, and the estimate for that Estimate Year will be trued up against the Actual Costs as follows. If the Grantee's Actual Costs were below the estimate for that Estimate Year, the difference between the two (the "Deficit") shall be offset against the County's next (Oct. 1) payment (and, if the Oct. 1 payment is not sufficient to cover the Deficit, against succeeding payments until the Deficit has been completely absorbed). If the Grantee's Actual Costs were above the estimate for that Estimate Year, the County shall pay the Grantee the difference between the two (the "Deficit") at the time of its normal Oct. 1 payment.

                    (F) If the quarterly payments for a given Estimate Year were set pursuant to the Default Estimate rather than by agreement of the parties, and if the Deficit for that year exceeds fifteen percent of the Default Estimate in either direction, then the party that pays the Deficit shall also pay interest at the rate specified in Section 3(e) at the time of the true-up specified in Section 3(c)(2)(E). No such interest shall apply in truing up Year 1, for which the 25 percent payment set in Section The County shall pay the Grantee twenty-five percent of the Original Cost Estimate on July 1, 1998. shall be deemed to have been set by agreement of the parties.

                    (G) The payments described in this Section 3(c)(2) shall end when the County has paid the entire Original Cost Estimate adjusted by any Change Orders.

             (3) In addition to the amounts described in Section 3(c)(l) and 3(c)(2), if at any time the Grantee finds that its Actual Costs exceed the amount of the Purchase Price it has thus far received from the County, the Grantee may demonstrate this shortfall to the County with appropriate documentation, and the County shall pay the amount of the shortfall along with its next quarterly payment, or within thirty days if no more quarterly payments remain. Any amounts so paid by the County that exceed the Original Cost Estimate shall be counted as part of the Excess Cost pursuant to Section 3(b)(l).

             (4) Following Delivery pursuant to Section 2(e), the Grantee shall submit claims for any Excess Cost incurred to the County with appropriate documentation. The County shall promptly review such claims for Excess Costs and pay any such claims it does not dispute, pursuant to Section 3(a). If the County disputes any such claims, it shall so notify the Grantee within thirty days of the Grantee's submission of the claim, and the parties shall proceed as swiftly as possible to resolve such disputes and to complete payment of any amounts due to the Grantee pursuant to Section 3(a).

             (5) Notwithstanding any other provisions of this Appendix, if the Purchase Price has not been paid in full by the end of the term of the Franchise Agreement, then the remaining amounts of the Purchase Price due to the Grantee for all I-Net Sites actually designed and constructed shall be immediately due and payable by the County to the Grantee upon the termination of the Franchise Agreement, except as the Grantee and the County may otherwise agree.

             (6) The Grantee shall reasonably cooperate with the County in taking the steps necessary so that the I-Net is, to the maximum extent consistent with applicable law, eligible for funding pursuant to the universal service provisions of the Telecommunications Act of 1996, 47 U.S.C. ss. 254, and the implementing regulations of the Federal Communications Commission, 47 C.F.R.
Part 54, provided, however, that neither party shall be required to take any such steps that would adversely affect its rights under this Appendix, materially alter the cost or time for performance under this Appendix, or prevent it from obtaining the benefits of this Appendix.

         (d) Pole Attachment Fees. The County shall cooperate with the Grantee in obtaining any necessary pole attachment arrangements for the I-Net. Where I-Net and HSN fiber optic sheaths are bundled together, the Grantee shall be responsible for any pole attachment costs attributable to the I-Net. Where such sheaths are not bundled together, the County shall reimburse the Grantee for any incremental pole attachment fees reasonably incurred by the Grantee to provide the I-Net. The Grantee shall submit monthly statements for any such fees to the County, and these statements shall be payable on receipt by the County, subject to the County's reasonable audit rights. The County shall use its best efforts, upon the Grantee's request, to support the Grantee in taking the position that, as part of public, educational, and governmental access provided pursuant to a cable franchise, the I-Net would not result in any incremental pole attachment fees pursuant to applicable law, provided, however, that neither party shall be required to take any such steps that would adversely affect its rights under this Appendix, materially alter the cost or time for performance under this Appendix, or prevent it from obtaining the benefits of this Appendix.

         (e) Audit Rights. The County shall have the right for a period of one year after payment of the Excess Amount to notify the Grantee in writing of an audit of the Excess Amount. If the County gives such written notice to the Grantee within that one-year period, the one-year period shall be tolled for one additional year to allow the County to conduct an audit. Any legal action by either party relating to the Excess Amount payment will toll the remaining term, if any, of the one-year time period and the one-year audit period with respect to that payment. The Grantee shall keep full and detailed records and accounts and exercise such controls as may be necessary for proper financial management under the Appendix. Grantee shall afford the County's authorized personnel and independent auditors, if any, full access to all of the Grantee's books, records, correspondence, instructions, drawings, receipts, vouchers and other documents relating to the Work under this Appendix. The Grantee shall preserve all such records for two years after payment of such invoice, and, if the County should protest in writing, for such additional time as may be necessary to resolve the protest. If the audit results in payment or repayment by one party to the other, such payment shall be with interest from the date of the original payment at the then-current IRS rate for interest on tax liabilities.


4.       OWNERSHIP, MAINTENANCE, AND USE

         (a) Ownership. In consideration for the Purchase Price, the County shall own the indefeasible right to use fiber optic plant dedicated to the I-Net and any extensions or replacements thereof installed by the Grantee, subject only to such mechanic's or other liens as Grantee may have pursuant to state law and to any settlement upon termination pursuant to Section 8(c) (the "Indefeasible Rights of Use"). The County's Indefeasible Rights of Use shall be perpetual and shall survive any termination of this Appendix and/or the Franchise Agreement. In the event the Franchise Agreement is terminated, the Grantee shall not remove any of the Dark Fiber installed pursuant to this Appendix.

         (b) Maintenance. Grantee shall maintain, repair and, as necessary, replace I-Net plant on the Grantee's side of the Demarcation Point in accordance with the following procedures and conditions:

             (1) Preventive and Routine Maintenance. Where I-Net and HSN fiber optic sheaths or coaxial cable are bundled together, Grantee shall perform routine and preventive maintenance on I-Net plant in the same time and in the same fashion as routine and preventive maintenance are performed for the HSN, without charge to the County. In the course of performing routine and preventive maintenance, Grantee shall use its best efforts to identify potential trouble conditions warranting repair or replacement of I-Net plant not bundled together with HSN plant. Grantee shall as promptly as practicable report potential trouble conditions to the County, but Grantee shall not replace or repair I-Net plant for which the County is responsible for the cost of maintenance having only potential problems unless and until it has received a notice to proceed from the County.

             (2) Service Outages; Outage Categories. For purposes of this Appendix, the term "Service Outage" shall mean any condition or damage affecting the I-Net plant that precludes or substantially impairs the transmission of information on the I-Net or a portion thereof. Response and restoration times are determined by the category of service outage as follows:

                    (A) Critical Outage: Loss of the backbone ring fiber link, or the loss of service to one of the circuits feeding a critical facility, such as the Government Center, the Emergency Operations Center on Woodburn Road, or the Fairfax County Public Schools computer center located at Wilton Woods. Approximately ten to fifteen such critical circuits will be designated by the County by written notice to the Grantee not later than sixty days after the Effective Date of the Franchise Agreement, and any subsequent change in such critical circuits shall be provided by the County to the Grantee in writing.

                    (B) Major Outage: Total loss of service to an I-Net Site other than one listed as critical pursuant to Section 4(b)(2)(A).

                    (C) Minor Outage: Loss of service on a single fiber to any I-Net Site. (D) Service Interruption: Reduction in signal throughput to the point where the signal on a circuit falls below acceptable standards. Notwithstanding the foregoing classifications, the County may, in its discretion, reclassify any specific service outage affecting I-Net plant upon notice to Grantee, and such reclassification shall govern response and restoration times.

             (3) Response to Outages and Interruptions. The response time (the point at which the Grantee is engaged in restoration of service) for all Service Outages, whether reported to Grantee by the County or independently identified by Grantee, shall be as specified in Section 4(b)(6). Upon identification of a Service Outage, Grantee shall, within such response time, have qualified personnel on site to investigate the outage, assess the cause and commence necessary repairs. To the extent that necessary repairs resulting in restoration of connectivity on the I-Net can be immediately accomplished, Grantee shall effect such repairs in connection with its investigation of the cause of the Service Outage. To the extent that repairs cannot be immediately effected, Grantee shall, within the response time, inform the County of the apparent cause of the Service Outage, the anticipated time for restoration of connectivity and, in cases where the County bears the cost of maintenance, the estimated cost of restoration connectivity.

             (4) Restoration of Service.

                    (A) Grantee shall, to the maximum extent practicable, effect restoration of connectivity of any category of service alarm involving I-Net plant that is bundled together with HSN plant at the same time as restoration of co-located HSN plant.

                    (B) Grantee shall effect restoration of connectivity of I-Net plant that is not bundled together with HSN plant as promptly as practicable within the estimated restoration times reported to the County pursuant to
                         Section 4(b)(6) and shall use its best efforts to effect such restoration within the service objectives set forth in Section 4(b)(6); provided, however, that in the case of any Service Outage affecting I-Net plant that is not bundled together with HSN plant, the County may, pursuant to a work order issued to the Grantee ("Work Order"), require Grantee to engage the services of one or more subcontractors to effect such restoration.

                    (C) In the case of a Service Outage involving more than one category of Service Outage or multiple service outages involving more than one category of Service Outage, Grantee shall restore connectivity in the order specified in Section 4(b)(2), or such other order of priority as the County reasonably requires. In all cases involving Service Outages resulting from I-Net plant that is bundled together with HSN plant, Grantee shall give priority to restoration of the I-Net plant.

             (5) Cost of Maintenance. Where I-Net and HSN plant are bundled together, the Grantee shall provide maintenance without any charge to the County. Where such plants are not bundled together, the County shall bear the Actual Cost of maintenance related to such I-Net plant. The Grantee shall submit monthly statements to the County for any such Actual Cost of maintenance related to such I-Net plant, and the County shall pay these statements within sixty days from the date the County receives them, subject to the County's reasonable audit rights. The County shall pay interest at 1.5 percent per month for any late payments under this Section 4(b)(5).

             (6) Response and Restoration Times. The standards for response and restoration of service as specified in Sections 4(b)(3) and 4(b)(4) are:

                    (A) Critical Outage: Response within two hours, minimum temporary repair (fully operational connectivity, end to end) completed within four hours, permanent repair (conforming to all applicable standards as provided herein) within twenty-four hours.

                    (B) Major Outage: Response within two hours during normal business hours, four hours otherwise; temporary repair completed within six hours, permanent repair within two business days.

                    (C) Minor Outage: Response within two hours during normal business hours, four hours otherwise; permanent repair within three business days.

                    (D) Service Interruption: Response within two hours during normal business hours, eight hours otherwise; permanent repair within five business days.

Where, for reasons beyond the Grantee's control, restoration of service cannot be completed in the above time periods even with the exercise of all due diligence, the Grantee shall complete the restoration of service in the shortest time possible.

             (7) Where the County is obliged under subsection 4(b)(5). Where I-Net and HSN plant are bundled together, the Grantee shall provide maintenance without any charge to the County. Where such plants are not bundled together, the County shall bear the Actual Cost of maintenance related to The to reimburse the Grantee for maintenance costs, the Grantee shall immediately proceed to effect repair or restoration pursuant to subsections 4(b)(4). and 4(b)(6). The standards for response and restoration of service as specified in Sections Response to Outages and Interruptions. The response time (the point at which the Grantee is engaged in restoration of service) for all to by , but in addition Grantee shall, as promptly as practicable, notify the Communications Administrator or his designee of the expected duration of any outage and the estimated costs of repair.

             (8) For purposes of this Appendix, the term "Maintenance" shall mean any action required to restore physical fiber optic connectivity on the Grantee's side of the Demarcation Point to the performance standards specified in Section 2.

             (9) If any fiber optic cable in which the County has an Indefeasible Right of Use should be cut or damaged, and the responsible party is identified, then the County shall support Grantee's claims for damages against the responsible party.

             (10)Notwithstanding the foregoing provisions, all I-Net wiring on the County's side of the Demarcation Point and all I-Net Headend electronics, Hub Site electronics, and I-Net Site electronics, and I-Net wiring inside building Demarcation Points are the sole responsibility of the County, except to the extent that the Grantee's negligence or willful action may adversely affect such equipment or facilities. All costs associated with locating or repairing any failure which is reported to the Grantee but which subsequently is determined to have occurred on the County's side of the Demarcation Point shall be paid for by the County.

         (c) Use.

             (1) Parties authorized to use the I-Net ("Authorized Users") shall include, to the extent approved by the County:

                    (A) the County and the Fairfax County Public Schools and their agencies and subdivisions;

                    (B) all political subdivisions of the State located within the external boundaries of the County, and their agencies and subdivisions and the Cities of Falls Church and Fairfax;

                    (C) organizations within the external boundaries of the County and the Cities of Falls Church and Fairfax that are tax-exempt under Section 501(c)(3) of the Internal Revenue Code.

             (2) The County shall not use or permit any third party to use the I-Net for resale or for the transmission of third party traffic.

             (3) For purposes of this subsection 4(c), "third party traffic" shall mean communications not involving at least one Authorized User, except that, to the extent the I-Net is connected to the Internet and communications not involving at least one Authorized User pass through but do not terminate at I-Net sites or components in accordance with the normal processes by which communications are propagated on the Internet, such communications shall not be considered third party traffic.

             (4) The Grantee shall have no control, responsibility or liability for the signals distributed over the fiber optic components of the I-Net by the County or other Authorized Users or for their benefit.


5.       THE GRANTEE

         (a) In no event shall the Grantee be liable for special, consequential, exemplary, or punitive damages as a result of its performance or non-performance in design, construction, installation, repair, or maintenance of the I-Net or in the transmission of any service, information, data, voice or any other transmission provided under this Appendix.

         (b) If the Grantee performs any of the Work knowing it involves a recognized and material error, inconsistency or omission in the Appendix Documents without notice to and approval of the County, the Grantee shall bear the cost of correction. If the County permits the Grantee to perform any of the Work knowing it involves a recognized and material error, inconsistency or omission in the Appendix Documents without notice to and approval of the Grantee, the County shall bear the cost of correction. The Grantee's provision of its plans to the County shall not be construed to render the County responsible for Grantee's planning or execution of the Work or for detecting any errors, inconsistencies, or omissions therein, except to the extent specifically set forth herein.

         (c) The Grantee shall obey and pay for all permits, fees and licenses necessary and ordinary for the Work except that the Grantee shall not pay for permits required by the County, and except as otherwise expressly provided herein or in the Franchise Agreement. The Grantee shall comply with all lawful requirements applicable to the Work and shall give and maintain any and all notices required by applicable law pertaining to the Work.

         (d) The Grantee shall supervise and direct the Work, using the Grantee's skill and attention in accordance with accepted construction industry practices. The Grantee shall be solely responsible for and have control over design and construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under this Appendix, unless Appendix Documents provide for other specific instructions concerning these matters.

         (e) The Grantee shall continuously maintain at its local office for the benefit of the County one record of the Appendix marked to record on a reasonably current basis any amendments and change orders made during design and construction. Additionally, the Grantee shall make available for inspection by the County at its local office the maps and specifications and other required submittals.

         (f) The Grantee shall keep the work areas related to the Work reasonably clean of debris generated by the Grantee during performance of the Work. Upon final completion of Work, the Grantee shall clean its work areas and remove all waste generated by the Grantee therefrom.

         (g) The County shall have access to the Work at all times from commencement of the Work through its completion pursuant to applicable law. The Grantee shall take all reasonable steps to provide access when requested, provided, however, that such access shall not unreasonably impede efforts of the Grantee, its subcontractors or others engaged in the Work.

         (h) Indemnity

             (1) The Grantee's obligation under this section shall include indemnification for claims made by the Grantee's own employees or agents. In the event the County incurs any judgment, award and/or cost arising therefrom including attorneys' fees to enforce the provisions of this Article, all such fees, expenses, and costs shall be recoverable from the Grantee.

             (2) In claims against any person or entity indemnified hereunder by an employee of the Grantee, a subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation hereunder shall not be limited by a limitation on any amount or type of damages, compensation or benefits payable by or for the Grantee or a subcontractor under its Workers Compensation Acts, Disability Benefit Acts and other employee benefits acts.

6.       SUBCONTRACTORS

         (a) A subcontractor is an entity which has a direct contract with the Grantee to perform a portion of the Work.

         (b) The Grantee shall not enter into a subcontract with a proposed subcontractor with reference to whom the County has made timely and reasonable objection. The Grantee shall not be required to subcontract with any party to whom the Grantee has objection.

         (c) All subcontracts shall afford the Grantee rights against the subcontractor which correspond to those rights afforded to the County against the Grantee herein.


7.       CHANGES IN WORK

         (a) After the County's designation of I-Net sites for design and construction in the I-Net Site Appendix, the County may move, add, delete, or change sites or construction requirements as it deems necessary. The County shall pay Grantee, or (if the result of a deletion or change is to reduce the Grantee's Actual Costs) the Grantee shall credit or reimburse the County, for such moves, adds, deletions or changes at Grantee's Actual Cost of design and construction at each site, which shall be in addition to the agreed pricing for the I-Net Sites, and some or all of which design or construction for such moves, adds, deletions, or changes may take place after 48 months from the effective date of this Appendix.

         (b) Such changes in the Work shall be made pursuant to Change Orders as defined herein and performed under applicable provisions of this Appendix, and the Grantee shall proceed promptly with such changes.

         (c) "Change Order" shall mean a written order executed by the County and the Grantee and issued after execution of this Appendix that authorizes and directs a change in the Work, an adjustment in any element of the Purchase Price or the timing of any portion of the design or construction of the I-Net, or any combination thereof.

         (d) Execution of a Change Order by the parties shall constitute conclusive evidence of such parties' agreement to the ordered changes in the Work, and that this Appendix is thus amended to reflect the terms of the Change Order.

         (e) The Communications Administrator or his designee shall have authority to execute Change Orders and Work Orders on behalf of the County.


8.       TERMINATION

         (a) If County shall fail to perform any material obligation to Grantee, and if such failure shall continue unremedied for a period of thirty days after the County's receipt of written notice from the Grantee of the Grantee's intent to terminate performance, then the Grantee may terminate performance under this Appendix and pursue any remedies it may have at law or equity.

         (b) The County may for any reason whatsoever terminate performance under this Appendix by the Grantee as to all but not less than all Work, but in no event may the County terminate the Grantee's maintenance obligations under this Appendix unless the Grantee's Franchise Agreement is terminated. The County shall give at least a thirty-day written notice of such termination to the Grantee, specifying when termination becomes effective.

         (c) If performance under this Appendix is terminated pursuant to subsections 8(a) or 8(a), the Grantee shall incur no further obligations in connection with the Work or the relevant phase of the Work, and the Grantee shall stop Work performed for the County pursuant to this Appendix when such termination becomes effective. The Grantee shall also terminate outstanding orders and subcontracts related to the terminated portion of the Work. The Grantee shall settle any liabilities and claims arising out of termination of such subcontracts and orders. The Grantee and the County shall promptly settle any discrepancy between the payments made by the County and the I-Net Sites accepted by the County, so that the County pays the Actual Costs incurred by the Grantee through the date of the County's notice of termination and such other reasonable costs as are incurred by the Grantee after that date to close down the Work, subject to any offsetting liabilities either party may have to the other under this Appendix. The County shall retain pursuant to Section 4(a) its Indefeasible Rights of Use as to all those and only those I-Net Sites that are accepted over the life of the Appendix.


9.       MISCELLANEOUS

         If the Grantee shall be delayed or interrupted in the performance or completion of the Work hereunder by any neglect or default of the County, or by failure or delay by the County, VDOT or any governmental instrumentality, agency or any utility to issue any permits or permission upon a timely request submitted by the Grantee or its contractor representative and tender (except as to a County permit) of any required permit fee, then it shall be excused from any delay or failure to perform under the Appendix caused by such neglect or default of the County.


                                                                          Page 1
                    APPENDIX 3: PEG ORIGINATION SITE APPENDIX

                                   Appendix 3
                              PEG Origination Sites

Account Name                                   Building #               Site Name                     City
------------                                   ----------               ---------                     ----
Luther Jackson Interm                             3020                 Gallows Rd                      FC

George Mason University                           4400                 University Dr                   FX

North Virginia CCollege                           8333                 Little River Tpke               AN

Virginia Tech                                     7045                 Haycock Rd                      FC

Police-EOC                                        3911                 Woodburn Rd                     AN

Fairfax Cable Access                              2929                 Eskridge Rd                     FX

Chapel Sq Media Center                            4414                 Holborn Ave                     AN

Government Center 1                               12000                Government Center Pky           FX

PEG origination sites for the Cities and Towns shall be identified in the individual Cities' And Towns' Franchise documents.

                                                                          Page 1
                        APPENDIX 4: I-NET SITE APPENDIX

---------------------------------------------------------------------
           Acct name               Bldg #      St name
---------------------------------------------------------------------
DPW-Solid waster recycle           6901    Allen Park Rd
---------------------------------------------------------------------
Columbia Elem                      6720    Alpine Dr
---------------------------------------------------------------------
Comprehensive Planning             2855    Annandale Rd
---------------------------------------------------------------------
James Lee Center                   2855    Annandale Rd
---------------------------------------------------------------------
Water Authority                    8560    Arlington Blvd
---------------------------------------------------------------------
Library-Thomas Jefferson           7415    Arlington Blvd
---------------------------------------------------------------------
Lorton Senior Center               7764    Armistead Rd
---------------------------------------------------------------------
Fire & Rescue-Lorton       # 19    7701    Armstead Rd
---------------------------------------------------------------------
Lynbrook Elem                      5801    Backlick Rd
---------------------------------------------------------------------
Fire & Rescue-Springfield  # 22    7011    Backlick Rd
---------------------------------------------------------------------
Cooper Interm                      977     Balls Hill Rd
---------------------------------------------------------------------
BOS-McLean Government Cntr         1437    Balls Hill Rd
---------------------------------------------------------------------
FCPA-Clark House                   6332    Barcroft Mews Dr
---------------------------------------------------------------------
Keene Mill Elem                    6310    Bardu Ave
---------------------------------------------------------------------
Little River Glen Senior Ctr       4001    Barker Ct
---------------------------------------------------------------------
Rolling Valley Elem                6703    Barnack Dr
---------------------------------------------------------------------
Mental Health Group Home           2605    Beacon Hill Dr
---------------------------------------------------------------------
Beech Tree Elem                    3401    Beechtree Ln
---------------------------------------------------------------------
FCPA-Mt Vernon Ctr                 2017    Belle View Blvd
---------------------------------------------------------------------
Herndon H.S.                       700     Bennett St
---------------------------------------------------------------------
Westmore Elem                      11000   Berry St
---------------------------------------------------------------------
Bren Mar Elem                      6344    Beryl Rd
---------------------------------------------------------------------
Enterprise School                  1629    Beulah Rd
---------------------------------------------------------------------
Wolf Trap Elem                     1903    Beulah Rd
---------------------------------------------------------------------
Fire & Rescue-Franconia     # 5    6300    Beulah St
---------------------------------------------------------------------
Anthony  Lane Elem                 7137    Beulah St
---------------------------------------------------------------------
Lanier Interm                      3710    Bevan Dr
---------------------------------------------------------------------
Calico Corner                      3504    Beverly Dr
---------------------------------------------------------------------
Economic Develp Auth.              8300    Boone Blvd
---------------------------------------------------------------------
Rockhill Group Home                15101   Braddock Rd
---------------------------------------------------------------------
Parklawn Elem                      4116    Braddock Rd
---------------------------------------------------------------------
Braddock Comm Center               12111   Braddock Rd
---------------------------------------------------------------------
Braddock Road Group Home           10055   Braddock Rd
---------------------------------------------------------------------
FCPA -Wakefield Rec Ctr            8100    Braddock Rd
---------------------------------------------------------------------
Wakefield Park Comty Senior Ctr    8100    Braddock Rd
---------------------------------------------------------------------
Thomas Jefferson H.S.              6560    Braddock Rd
---------------------------------------------------------------------
Oak Wood Shelter Home              7117    Braddock Rd
---------------------------------------------------------------------
Weyanoke Elem                      6520    Braddock Rd
---------------------------------------------------------------------
Franklin Sherman Elem              6630    Brawner St
---------------------------------------------------------------------
FCPA-Area 5 Maint Shop             4501    Brookfield Dr
---------------------------------------------------------------------
Clearview Elem                     12635   Builders Rd
---------------------------------------------------------------------
Fire & Rescue-Fairview     # 32    5600    Burke Centre Pky
---------------------------------------------------------------------
Terra Centre Elem                  6000    Burke Centre Pky
---------------------------------------------------------------------
Library-Kings Park                 9000    Burke Lake Rd
---------------------------------------------------------------------
Lake Braddock Secondary            9200    Burke Lake Rd
---------------------------------------------------------------------
Burke Center                       9645    Burke Lake Rd
---------------------------------------------------------------------
Burke Centre Comm Ctr              9645    Burke Lake Rd
---------------------------------------------------------------------
FCPA-Area 4 Maint Shop             10401   Burke Lake Rd
---------------------------------------------------------------------
Facilities Management              4001    Burke Station Rd
---------------------------------------------------------------------
Franconia Group Home               6015    Bush Hill Dr
---------------------------------------------------------------------
Walnut Hill Center                 7423    Camp Alger Ave
---------------------------------------------------------------------
Cameron Elem                       3434    Campbell Dr
---------------------------------------------------------------------
Deer Park Elem                     15109   Carlbern Dr
---------------------------------------------------------------------
Fire & Rescue-Fairfax      # 26    5316    Carolina Pl
---------------------------------------------------------------------
Thoreau Interm                     2505    Cedar Ln
---------------------------------------------------------------------
Cedar Lane Center                  101     Cedar Ln SW
---------------------------------------------------------------------
Vienna Elem                        128     Center St S
---------------------------------------------------------------------
Fire & Rescue-Vienna #2            400     Center St S
---------------------------------------------------------------------
Floris Elem                        2708    Centreville Rd
---------------------------------------------------------------------
Fire & Rescue-Frying Pan   # 36    2700    Centreville Rd
---------------------------------------------------------------------
BOS-Sully Dist                     5900    Centreville Rd
---------------------------------------------------------------------
McLean Community Center            1440    Chain Bridge Rd
---------------------------------------------------------------------
Oakton Elem                        3000    Chain Bridge Rd
---------------------------------------------------------------------
Library-Fairfax Regional           3915    Chain Bridge Rd
---------------------------------------------------------------------
VDOT- Permits                      3565    Chain Bridge Rd
---------------------------------------------------------------------
Juvenile & Domestic Court          4000    Chain Bridge Rd
---------------------------------------------------------------------
Police & Fire-Massey Bldg          4100    Chain Bridge Rd
---------------------------------------------------------------------
Police Annex                       4080    Chain Bridge Rd
---------------------------------------------------------------------
Sager School                       4000    Chain Bridge Rd
---------------------------------------------------------------------
Judicial Center                    4110    Chain Bridge Rd
---------------------------------------------------------------------
Lincolnia Senior Rec Ctr           4710    Chambliss St N
---------------------------------------------------------------------
Fire & Rescue-Clifton      # 16    12645   Chapel Rd
---------------------------------------------------------------------
Springfield Senior Center          6200    Charles Goff Dr
---------------------------------------------------------------------
Springfield Estates Elem           6200    Charles Goff Dr
---------------------------------------------------------------------
Washington Mill Elem               9100    Cherrytree Dr
---------------------------------------------------------------------
Fairhill Elem                      3001    Chichester Ln
---------------------------------------------------------------------
Churchill Elem                     7100    Churchill Rd
---------------------------------------------------------------------
Poe Interm                         7000    Cindy Ln
---------------------------------------------------------------------
Clermont Elem                      5720    Clermont Dr
---------------------------------------------------------------------
FCPA-Twin lakes Golf Course        6100    Clifton Rd
---------------------------------------------------------------------
Clifton Elem                       7010    Clifton Rd
---------------------------------------------------------------------
FCPA-Area 2 Maint Shop             6621    Columbia Pike
---------------------------------------------------------------------
Health Dept-Bailey's Ctr           5827    Columbia Pike
---------------------------------------------------------------------
BOS-Mason Governmental Cntr        6507    Columbia Pike
---------------------------------------------------------------------
Belvedere Elem                     6540    Columbia Pike
---------------------------------------------------------------------
Fire & Rescue-Annandale     # 8    7128    Columbia Pike
---------------------------------------------------------------------
Annandale Senior Center            7200    Columbia Pike
---------------------------------------------------------------------
Pendleton House                    114     Columbia St E
---------------------------------------------------------------------
FCPA-Colvin Mill Run               10017   Colvin Run Rd
---------------------------------------------------------------------
Library-Richard Byrd               7250    Commerce St
---------------------------------------------------------------------
Laurel Ridge Elem                  10110   Commonwealth Blvd
---------------------------------------------------------------------
FCPA-Area 7 Maint Shop             9601    Courthouse Rd
---------------------------------------------------------------------
Lacey Center                       3705    Crest Dr
---------------------------------------------------------------------
Alex Haley Elem                    8850    Cross Chase Cir
---------------------------------------------------------------------
Silverbrook Elem                   9350    Crosspointe Dr
---------------------------------------------------------------------
Kings Glen Elem                    5401    Danbury Forest Dr
---------------------------------------------------------------------
McLean H.S.                        1633    Davidson Rd
---------------------------------------------------------------------
West Springfield Elem              6802    Deland Dr
---------------------------------------------------------------------
CSB-ADS-Women's Recovery Ctr       10388   Democracy Ln
---------------------------------------------------------------------
ADS                                10395   Democracy Ln
---------------------------------------------------------------------
Virginia Hills Area #1             6520    Diana Ln
---------------------------------------------------------------------
Herndon Elem                       630     Dranesville Rd
---------------------------------------------------------------------
School personnel Dept              6815    Edsall Rd
---------------------------------------------------------------------
Forestdale Elem                    6530    Elder Ave
---------------------------------------------------------------------
ADS - New Generations              8422    Electric Ave
---------------------------------------------------------------------
VDOT Hqts                          3975    Fair Ridge Dr
---------------------------------------------------------------------
Glasglow Interm                    4101    Fairfax Pkwy
---------------------------------------------------------------------
Huntington Community Center        2208    Farrington Ave
---------------------------------------------------------------------
Mt Vernon Woods Elem               4015    Fielding St
---------------------------------------------------------------------
CSB-ADS                            5120    First Rd
---------------------------------------------------------------------
Braddock Crossing                  5120    First Rd
---------------------------------------------------------------------
Mosby Woods Elem                   9819    Five Oaks Rd
---------------------------------------------------------------------
Flint Hill Elem                    2444    Flint Hill Rd
---------------------------------------------------------------------
My Friends Place                   13508   Floris St
---------------------------------------------------------------------
Northwest Mental Health            13508   Floris St
---------------------------------------------------------------------
Gum Springs Comm. Center           8100    Fordson Rd
---------------------------------------------------------------------
Cardinal Forest Elem               8600    Forrester Blvd
---------------------------------------------------------------------
Library-Martha Washington          6614    Fort Hunt Rd
---------------------------------------------------------------------
Belle View Elem                    6701    Fort Hunt Rd
---------------------------------------------------------------------
Carl Sanberg Interm                8428    Fort Hunt Rd
---------------------------------------------------------------------
Crossfield Elem                    2791    Fox Mill Rd
---------------------------------------------------------------------
Lee H.S.                           6540    Franconia Rd
---------------------------------------------------------------------
Key Interm                         6402    Franconia Rd
---------------------------------------------------------------------
Visions of Hope School             6118    Franconia Rd
---------------------------------------------------------------------
Key Center                         6404    Franconia Rd
---------------------------------------------------------------------
BOS- Lee Dist                      6121    Franconia Rd
---------------------------------------------------------------------
Edison H.S.                        5801    Franconia Rd
---------------------------------------------------------------------
Franconia Elem                     6043    Franconia Rd
---------------------------------------------------------------------
Twain Interm                       4700    Franconia Rd
---------------------------------------------------------------------
Wilton Woods Center                3701    Franconia Rd
---------------------------------------------------------------------
Day Reporting Center               2812    Franklin St
---------------------------------------------------------------------
DPW-Line Maintenance               6000    Freds Oak Rd
---------------------------------------------------------------------
EMTA-Alban Facility                7245    Fullerton Rd
---------------------------------------------------------------------
DPW-Landfill                       9850    Furnace Rd
---------------------------------------------------------------------
Fire & Rescue-Dunn Loring  # 13    2148    Gallows Rd
---------------------------------------------------------------------
Dunn Loring Center                 2334    Gallows Rd
---------------------------------------------------------------------
Stenwood Elem                      2620    Gallows Rd
---------------------------------------------------------------------
Luther Jackson Interm              3020    Gallows Rd
---------------------------------------------------------------------
CSB-ADS-New Generations            2012    Gallows Tree Ln
---------------------------------------------------------------------
Fire & Rescue-Great Falls  # 12    9916    Georgetown Pike
---------------------------------------------------------------------
Langley H.S.                       6520    Georgetown Pike
---------------------------------------------------------------------
Glen Forest Elem                   5829    Glen Forest Dr
---------------------------------------------------------------------
Government Center 1                12000   Government Ctn Pky
---------------------------------------------------------------------
Government Center 2                12011   Government Ctn Pky
---------------------------------------------------------------------
Government Center 3                12055   Government Ctn Pky # 1008
---------------------------------------------------------------------
Devonshire Alternative School      2831    Graham Rd
---------------------------------------------------------------------
Devonshire Senior Ctr              2831    Graham Rd
---------------------------------------------------------------------
Graham Rd Elem                     3036    Graham Rd
---------------------------------------------------------------------
Lewinsville Senior Center          1609    Great Falls St
---------------------------------------------------------------------
FCPA-Hidden Pond nature Ctr        8511    Greeley Blvd
---------------------------------------------------------------------
FCPA-Green Springs Garden Pk       4601    Green Spring Rd
---------------------------------------------------------------------
Centreville Elem                   14330   Green Trails
---------------------------------------------------------------------
Gregory Crisis Center              8247    Gregory Dr
---------------------------------------------------------------------
Camelot Elem                       8100    Guinevere Dr
---------------------------------------------------------------------
Gunston Elem                       10100   Gunston Rd
---------------------------------------------------------------------
Fire & Rescue-Gunston      # 20    10417   Gunston Rd
---------------------------------------------------------------------
Health Dept                        5700    Hanover Ave
---------------------------------------------------------------------
Crestwood Elem                     6010    Hanover Ave
---------------------------------------------------------------------
Groveton Senior Ctr                6900    Harrison Ln
---------------------------------------------------------------------
Groveton Elem                      6900    Harrison Ln
---------------------------------------------------------------------
Kings Park Elem                    5400    Harrow Way
---------------------------------------------------------------------
Haycock Elem                       6616    Haycock Rd
---------------------------------------------------------------------
FCPA-Lake Accotink                 5660    Heming Ave
---------------------------------------------------------------------
North Springfield Elem             7602    Heming Ct
---------------------------------------------------------------------
Woodburn Elem                      3401    Hemlock Dr
---------------------------------------------------------------------
Annandale Terrace Elem             7604    Herald St
---------------------------------------------------------------------
Braddock Elem                      7825    Heritage Dr
---------------------------------------------------------------------
Woodlawn Elem                      8505    Highland Ln
---------------------------------------------------------------------
Fire & Rescue-Jefferson   # 18     3101    Hodge Pl
---------------------------------------------------------------------
Chapel Sq Media Center             4414    Holborn Ave
---------------------------------------------------------------------
BOS-Braddock Dist                  4414    Holborn Ave
---------------------------------------------------------------------
Mt Vernon Mental Health            8119    Holland Rd
---------------------------------------------------------------------
Lee's Corner Elem                  13500   Hollinger Ave
---------------------------------------------------------------------
Manuta Elem                        9107    Horner Ct
---------------------------------------------------------------------
Fire & Rescue-Penn Daw     # 11    6624    Hulvey Ter
---------------------------------------------------------------------
FCPA-Packard Ctr                   4022    Hummer Rd
---------------------------------------------------------------------
Lemon Road Elem                    7320    Idylwood Rd
---------------------------------------------------------------------
Springfield Support Center         6800    Industrial Rd
---------------------------------------------------------------------
Fx County School Food Serv         6840    Industrial Rd
---------------------------------------------------------------------
Fairfax County Warehouse           6800    Industrial Rd
---------------------------------------------------------------------
McLean Community Center            1236    Ingleside Ave
---------------------------------------------------------------------
Cherry Run Elem                    9732    Ironmaster Dr
---------------------------------------------------------------------
Wakefield Forest Elem              4011    Iva Ln
---------------------------------------------------------------------
Falls Church H.S.                  7521    Jaguar Trail
---------------------------------------------------------------------
Madison H.S.                       2500    James Madison Dr
---------------------------------------------------------------------
Kaleidoscope                       8613    Janet Ln
---------------------------------------------------------------------
FCPA-Riverbend Nature Center       8814    Jeffery Rd
---------------------------------------------------------------------
FCPA-Oak Marr Rec Ctr              3200    Jermantown Rd
---------------------------------------------------------------------
Comm Radio Center                  3613    Jermantown Rd
---------------------------------------------------------------------
EMTA Jermantown                    3609    Jermantown Rd
---------------------------------------------------------------------
Jermantown Elem                    3616    Jermantown Rd
---------------------------------------------------------------------
CSB-ADS-Assessment & Ref           3900    Jermantown Rd #200
---------------------------------------------------------------------
Sheriff                            10604   Judicial Dr
---------------------------------------------------------------------
Adult Detention Center             10520   Judicial Dr
---------------------------------------------------------------------
Mt Eagle Elem                      6116    Kings Hwy N
---------------------------------------------------------------------
Oak Hill Elem                      3210    Kinross Cir
---------------------------------------------------------------------
Chesterbrook Elem                  1753    Kirby Rd
---------------------------------------------------------------------
Bailey's Elem                      6111    Knollwood Dr
---------------------------------------------------------------------
Library-Woodrow Wilson             6101    Knollwood Dr
---------------------------------------------------------------------
Fire & Rescue-McLean       # 1     1455    Laughlin Ave
---------------------------------------------------------------------
Belle Willard Center               10310   Layton Hall Dr
---------------------------------------------------------------------
Girls Probation House              12720   Lee Hwy
---------------------------------------------------------------------
Girls Probation House              12720   Lee Hwy
---------------------------------------------------------------------
FCPA-Jefferson Dist Park           7900    Lee Hwy
---------------------------------------------------------------------
BOS-Providence Merrifield Vol  #28 8739    Lee Hwy
---------------------------------------------------------------------
Fire & Rescue-Fair Oaks    # 21    12300   Lee Jackson Hwy
---------------------------------------------------------------------
Police Academy                     14601   Lee Rd
---------------------------------------------------------------------
Franklin Interm                    3300    Lees Corner Rd
---------------------------------------------------------------------
Brookfield Elem                    4200    Lees Corner Rd
---------------------------------------------------------------------
Marshall H.S.                      7731    Leesburg Pike
---------------------------------------------------------------------
Library-Tysons Pimmit              7584    Leesburg Pike
---------------------------------------------------------------------
Family Services                    6245    Leesburg Pike
---------------------------------------------------------------------
Spring Hill Elem                   8201    Lewinsville Rd
---------------------------------------------------------------------
Fort Hunt Elem                     8832    Linton Ln
---------------------------------------------------------------------
Pimmit Hills Senior Ctr            7510    Lisle Ave
---------------------------------------------------------------------
Pimmit Hills Center                7510    Lisle Ave
---------------------------------------------------------------------
Fire & Rescue-Annandale    # 23    8914    Little River Tpke
---------------------------------------------------------------------
Library-George Mason               7001    Little River Tpke
---------------------------------------------------------------------
FCPA-Pinecrest Golf Course         6600    Little River Tpke
---------------------------------------------------------------------
Mondloch Emer Shelter              3516    Lockheed Blvd
---------------------------------------------------------------------
FCPA-Huntley Meadows Ctr           3701    Lockheed Blvd
---------------------------------------------------------------------
Hybla Valley Elem                  3415    Lockheed Blvd
---------------------------------------------------------------------
Herndon Interm                     901     Locust St
---------------------------------------------------------------------
Freedom Hill Elem                  1945    Lord Fairfax Rd
---------------------------------------------------------------------
Lorton Center                      8101    Lorton Rd
---------------------------------------------------------------------
Fire & Rescue-Woodlawn    # 24     8701    Lukens Ln
---------------------------------------------------------------------
Fire & Rescue-Bailey's X Rds  #10  3601    Madison Ln
---------------------------------------------------------------------
Westgate Elem                      7500    Magarity Rd
---------------------------------------------------------------------
Health Dept                        10777   Main St
---------------------------------------------------------------------
Retirement Admin                   10680   Main St
---------------------------------------------------------------------
Sheriff-Admin Service              10459   Main St
---------------------------------------------------------------------
Woodson House                      9517    Main St
---------------------------------------------------------------------
School Food Service                9515    Main St
---------------------------------------------------------------------
Woodson H.S.                       9525    Main St
---------------------------------------------------------------------
Library-Patrick Henry              101     Maple Ave E
---------------------------------------------------------------------
FCPA-Providence Rec Ctr            7525    Marc Dr
---------------------------------------------------------------------
Fire & Rescue-Pohick       # 35    7801    Maritime Ln
---------------------------------------------------------------------
Marshall Road Elem                 730     Marshall Rd SW
---------------------------------------------------------------------
Virginia Run Elem                  15450   Martins Hundred Dr
---------------------------------------------------------------------
Recovery House                     2809    Mary St
---------------------------------------------------------------------
Hope Center for Women              4010    Maury Pl
---------------------------------------------------------------------
Annandale H.S.                     4700    Medford Dr
---------------------------------------------------------------------
Kent Gardens Elem                  1717    Melbourne Dr
---------------------------------------------------------------------
Poplar Tree Elem                   13440   Melville Ln
---------------------------------------------------------------------
Bailey's Crossroads Shelter        3525    Moncure Ave
---------------------------------------------------------------------
Holmes Interm                      6525    Montrose St
---------------------------------------------------------------------
Centre Ridge Elem                  14400   New Braddock Rd
---------------------------------------------------------------------
Newington Forest Elem              8001    Newington Forest Ave
---------------------------------------------------------------------
EMTA                               6900    Newington Rd
---------------------------------------------------------------------
Hollin Meadows Elem                2310    Nordok Pl
---------------------------------------------------------------------
FCPA-Area 3 Maint Shop             6901    North Kings Hwy
---------------------------------------------------------------------
Saratoga Elem                      8111    Northumberland Rd
---------------------------------------------------------------------
Louise Archer Elem                 324     Nutley St NW
---------------------------------------------------------------------
Ravensworth Elem                   5411    Nutting Dr
---------------------------------------------------------------------
Library-Dolly Madison              1244    Oak Ridge Ave
---------------------------------------------------------------------
Fire & Rescue-Centreville  # 38    6001    Oday Dr
---------------------------------------------------------------------
Fire & Rescue-Burke        # 14    9501    Old Burke Lake Rd
---------------------------------------------------------------------
Fire & Rescue-Centreville  # 17    5856    Old Centreville Rd
---------------------------------------------------------------------
Olde Creek Elem                    9524    Old Creek Dr
---------------------------------------------------------------------
Irving Interm                      8100    Old Keene Mill Rd
---------------------------------------------------------------------
Garfield Elem                      7101    Old Keene Mill Rd
---------------------------------------------------------------------
Health Dept -Willard Ctr           3750    Old Lee Hwy
---------------------------------------------------------------------
Layton Hall Elem                   3705    Old Lee Hwy
---------------------------------------------------------------------
Fairfax H. S. City                 3500    Old Lee Hwy
---------------------------------------------------------------------
FCPA-George Washington Rec         8426    Old Mt Vernon Rd
---------------------------------------------------------------------
Mount Vernon H.S.                  8515    Old Mt Vernon Rd
---------------------------------------------------------------------
Riverside Elem                     8410    Old Mt Vernon Rd
---------------------------------------------------------------------
Woodley Hills Elem                 8718    Old Mt Vernon Rd
---------------------------------------------------------------------
Little Run Elem                    4511    Olley Ln
---------------------------------------------------------------------
Fairview Elem                      5815    Ox Rd
---------------------------------------------------------------------
FCPA-Burke Lake Golf Course        7315    Ox Rd
---------------------------------------------------------------------
Less Secure Shelter                10646   Page Ave
---------------------------------------------------------------------
Police                             10600   Page Ave
---------------------------------------------------------------------
City Square Bldg                   10640   Page Ave
---------------------------------------------------------------------
Burkholder Center                  10700   Page Ave
---------------------------------------------------------------------
Juvenile Detention Center          10650   Page Ave
---------------------------------------------------------------------
Juvenile Detention Ctr             10650   Page Ave
---------------------------------------------------------------------
Hutchinson Elem                    13209   Parcher Ave
---------------------------------------------------------------------
Cunningham Park Elem               1001    Park St SE
---------------------------------------------------------------------
Mental Health Center               14150   Parkeast Cir
---------------------------------------------------------------------
BOS-Mt Vernon Government Cntr      2511    Parkers Ln
---------------------------------------------------------------------
Whitman Interm                     2500    Parkers Ln
---------------------------------------------------------------------
Shelter House Inc.                 3080    Patrick Henry Dr
---------------------------------------------------------------------
Transitional Group Home            2504    Patrick St
---------------------------------------------------------------------
Stuart H.S.                        3301    Peace Valley Ln
---------------------------------------------------------------------
Oakton Arbor Group Home            3476    Pence  Ct
---------------------------------------------------------------------
Oakton Arbor Group Home            3476    Pence Ct
---------------------------------------------------------------------
Housing & Community Dev            3700    Pender Dr
---------------------------------------------------------------------
Frost Interm                       4101    Pickett Rd
---------------------------------------------------------------------
FCPA-Area 1 Maint Shop             1929    Pimmit Dr
---------------------------------------------------------------------
Westbriar Elem                     1741    Pine Valley Dr
---------------------------------------------------------------------
FCPA-South Run Rec Ctr             9501    Pohick Rd
---------------------------------------------------------------------
Greenbriar East Elem               13006   Point Pleasant Dr
---------------------------------------------------------------------
Bryant Alternative High            2709    Popkins Ln
---------------------------------------------------------------------
Greenbriar West Elem               13300   Poplar Tree Rd
---------------------------------------------------------------------
Dranesville Elem                   1515    Powells Tavern Pl
---------------------------------------------------------------------
Quander Road Center                6400    Quander Rd
---------------------------------------------------------------------
West Potomac H.S.                  6500    Quander Rd
---------------------------------------------------------------------
Sangster Elem                      7420    Reservation Dr
---------------------------------------------------------------------
Fire & Rescue-Fox Mill     # 31    2610    Reston Ave
---------------------------------------------------------------------
Health Dept-Mt Vernon Dist         6301    Richmond Hwy
---------------------------------------------------------------------
Health Dept South Co               7692    Richmond Hwy
---------------------------------------------------------------------
Gunston Alternative School         8305    Richmond Hwy
---------------------------------------------------------------------
Mt Vernon Senior Ctr               8305    Richmond Hwy
---------------------------------------------------------------------
Library-Lorton                     9518    Richmond Hwy
---------------------------------------------------------------------
DPW-Wastewater Treatment           9399    Richmond Hwy
---------------------------------------------------------------------
Mt Vernon Day Health Care          8850    Richmond Hwy
---------------------------------------------------------------------
Mental Health Support              8653    Richmond Hwy
---------------------------------------------------------------------
Stratford Landing Elem             8484    Riverside Rd
---------------------------------------------------------------------
West Springfield H.S.              6100    Rolling Rd
---------------------------------------------------------------------
BOS-Springifeld Dist-W.Sp Vol  #27 6140    Rolling Rd
---------------------------------------------------------------------
Rose Hill Elem                     6301    Rose Hill Dr
---------------------------------------------------------------------
Library-John Marshall              6209    Rose Hill Dr
---------------------------------------------------------------------
Fire & Rescue-Oakton       # 34    10511   Rosehaven St
---------------------------------------------------------------------
Library-Centreville                14200   Saint Germain Dr
---------------------------------------------------------------------
Fairfax Villa Elem                 10900   Santa Clara Dr
---------------------------------------------------------------------
Area 4 Admin Office                10515   School St
---------------------------------------------------------------------
Hollin Hall Senior Ctr             1500    Shenandoah Rd
---------------------------------------------------------------------
Fire & Rescue-Mt Vernon    # 9     2601    Sherwood Hall Ln
---------------------------------------------------------------------
Library-Sherwood Regional          2501    Sherwood Hall Ln
---------------------------------------------------------------------
White Oaks Elem                    6130    Shiplett Blvd
---------------------------------------------------------------------
Boys Probation House               4410    Shirley Gate Rd
---------------------------------------------------------------------
Juvenile & Domestic Boys Home      4410    Shirley Gate Rd
---------------------------------------------------------------------
Shrevewood Elem                    7525    Shreve Rd
---------------------------------------------------------------------
Green Acres Elem                   4401    Sideburn Rd
---------------------------------------------------------------------
Oak View Elem                      5004    Sideburn Rd
---------------------------------------------------------------------
Sideburn Support Center            5025    Sideburn Rd
---------------------------------------------------------------------
Bonnie Brae Elem                   5420    Sideburn Rd
---------------------------------------------------------------------
Robinson Secondary                 5035    Sideburn Rd
---------------------------------------------------------------------
Sleepy Hollow Elem                 3333    Sleepy Hollow Rd
---------------------------------------------------------------------
Fire & Rescue-Seven Corners  # 30  2949    Sleepy Hollow Rd
---------------------------------------------------------------------
CSB-ADS-Crossroads                 6901    South Van Dorn
---------------------------------------------------------------------
Hartwood Foundation                5407    Southampton Dr
---------------------------------------------------------------------
Mountain View School               5775    Spindle Ct
---------------------------------------------------------------------
FCPA-Spring Hill Rec Ctr           1239    Spring Hill Rd
---------------------------------------------------------------------
Fire & Rescue-Tysons corner  # 29  1560    Spring Hill Rd
---------------------------------------------------------------------
Library-Herndon                    660     Spring St
---------------------------------------------------------------------
Fire & Rescue-Herndon              680     Spring St.
---------------------------------------------------------------------
Union Mill Elem                    13611   Springstone Dr
---------------------------------------------------------------------
Londontowne Elem                   6100    Stone Rd
---------------------------------------------------------------------
Criminal Justice Academy           3725    Stonecroft Bv
---------------------------------------------------------------------
FCPA-Stoneybrooke Mansion          3900    Stoneybrooke Dr
---------------------------------------------------------------------
Library-Chantilly                  4000    Stringfelllow Rd
---------------------------------------------------------------------
Chantilly H.S.                     4201    Stringfellow Rd
---------------------------------------------------------------------
Rocky Run Interm                   4400    Stringfellow Rrd
---------------------------------------------------------------------
Stone Interm                       5500    Sully Park Dr
---------------------------------------------------------------------
Cub Run Elem                       5301    Sully Station Dr
---------------------------------------------------------------------
Bailey's Senior Center             5920    Summers Ln
---------------------------------------------------------------------
Oakton H.S.                        2900    Sutton Rd
---------------------------------------------------------------------
Library-Pohick                     6450    Sydenstricker Rd
---------------------------------------------------------------------
Orange Hunt Elem                   6820    Sydenstricker Rd
---------------------------------------------------------------------
Hunt Valley Elem                   7107    Sydenstricker Rd
---------------------------------------------------------------------
Fire & Rescue-Kingstowne   # 37    7936    Telegraph Rd
---------------------------------------------------------------------
Hayfield Secondary                 7630    Telegraph Rd
---------------------------------------------------------------------
Hayfield Elem                      7633    Telegraph Rd
---------------------------------------------------------------------
FCPA-Greendale Golf Course         6700    Telegraph Rd
---------------------------------------------------------------------
FCPA-Robert E. Lee Rec Ctr         6601    Telegraph Rd
---------------------------------------------------------------------
Springfield Outpatient Unit        8348    Traford Ln
---------------------------------------------------------------------
Centreville H.S.                   6001    Union Mill Rd
---------------------------------------------------------------------
Housing & Community Dev            4500    University Dr
---------------------------------------------------------------------
Bucknell Elem                      6925    University Dr
---------------------------------------------------------------------
Forestville Elem                   1085    Utterback Store Rd
---------------------------------------------------------------------
Prospect Hill School               11433   Valley Rd
---------------------------------------------------------------------
Crossroads Residential School      6901    Van Dorn St South
---------------------------------------------------------------------
Fire & Rescue-Chantilly    # 15    14005   Vernon St
---------------------------------------------------------------------
Fox Mill Elem                      2601    Viking Dr
---------------------------------------------------------------------
Winter Hill Nutrition              330     Virginia Ave S
---------------------------------------------------------------------
Great Falls Elem                   701     Walker Rd
---------------------------------------------------------------------
CSB-ADS- New Beginning             4213    Walney Rd
---------------------------------------------------------------------
FCPA-Walney Visitor Ctr            5040    Walney Rd
---------------------------------------------------------------------
Waples Mill Elem                   11509   Waples Mill Rd
---------------------------------------------------------------------
Waynewood Elem                     1205    Waynewood Blvd
---------------------------------------------------------------------
DPW-Maintenance & Stormwater       10635   West Dr
---------------------------------------------------------------------
FCPA-Frying Pan School             2709    West Ox Rd
---------------------------------------------------------------------
CSB-Sunrise Program                3221    West Ox Rd
---------------------------------------------------------------------
Sunrise House II                   3219    West Ox Rd
---------------------------------------------------------------------
Navy Elem                          3500    West Ox Rd
---------------------------------------------------------------------
Sunrise House I                    3221    West Ox Rd
---------------------------------------------------------------------
Rt 66 Transfer STation             4618    West Ox Rd
---------------------------------------------------------------------
EMTA                               4620    West Ox Rd
---------------------------------------------------------------------
Police-Heliport                    4604    West Ox Rd
---------------------------------------------------------------------
Animal Control                     4500    West Ox Rd
---------------------------------------------------------------------
Fire & Rescue Academy              4600    West Ox Rd
---------------------------------------------------------------------
Timber Lane Elem                   2737    West St
---------------------------------------------------------------------
Bush Hill Elem                     5927    Westchester St
---------------------------------------------------------------------
Westlawn Elem                      3200    Westley Rd
---------------------------------------------------------------------
Longfellow Interm                  2000    Westmoreland St
---------------------------------------------------------------------
Police                             14703   Willard Rd
---------------------------------------------------------------------
Canterbury Woods Elem              4910    Willet Dr
---------------------------------------------------------------------
Pine Spring Elem                   7607    Willow Ln
---------------------------------------------------------------------
Willow Springs Elem                5400    Willow Springs Sch Rd
---------------------------------------------------------------------
Willston Center                    6131    Willston Dr
---------------------------------------------------------------------
Kilmer Interm                      8100    Wolf Trap Rd
---------------------------------------------------------------------
Minerva Fisher-ICF                 8207    Wolf Trap Rd
---------------------------------------------------------------------
Kilmer Center                      8102    Wolftrap Rd
---------------------------------------------------------------------
Woodburn Mental Health Ctr         3340    Woodburn Rd
---------------------------------------------------------------------
Fairfax House                      3300    Woodburn Rd
---------------------------------------------------------------------
Police-EOC                         3911    Woodburn Rd
---------------------------------------------------------------------
Police-EOC                         3911    Woodburn Rd
---------------------------------------------------------------------
David R. Pinn Comm Ctr             10225   Zion Dr
---------------------------------------------------------------------

                     APPENDIX 5: SECURITY DEPOSIT APPENDIX

                            SECURITY DEPOSIT APPENDIX

                                                                            Page
                                                                            ----

1.       THE APPENDIX; DEFINITIONS...........................................3
         1.1.     The Appendix...............................................3
         1.2.     Capitalized Terms..........................................3
         1.3.     "Award Notice".............................................3
         1.4.     "Claim Notice".............................................3
         1.5.     "Disbursement Event".......................................4
         1.6.     "Escrowed Cash"............................................4
         1.7.     "Escrow Fund"..............................................4
         1.8.     "Escrow Release Date"......................................4
         1.9.     "Claim"....................................................4
         1.10.    "Security Deposit".........................................4
         1.11.    "Notice of Agreed Release".................................5
         1.12.    "Objection"................................................5
         1.13.    "Uncontested Claim"........................................5
         1.14.    "Withdrawal Notice"........................................5

2.       APPOINTMENT OF ESCROW AGENT.........................................5
         2.1.     Appointment................................................5
         2.2.     Fees.......................................................6

3.       ESCROW FUND.........................................................6
         3.1.     Creation of Escrow Fund....................................6
         3.2.     Investment of Escrow Fund..................................6
         3.3.     Cooperation................................................7
         3.4.     Purpose of Escrow Fund.....................................7
         3.5.     Restoration of Escrow Fund.................................7

4.       DISTRIBUTION OF ESCROW FUND.........................................8
         4.1.     Notice of Claim............................................8
         4.2.     Disbursement Procedure.....................................9
         4.3.     Disposition of Escrow Fund.................................9

5.       PERFORMANCE OF THE ESCROW AGENT.....................................9
         5.1.     Disputes...................................................9

6.       VACANCIES...........................................................11
         6.1.     Resignation of the Escrow Agent............................11

         6.2.     Successor to the Escrow Agent..............................12
         6.3.     Removal of the Escrow Agent................................12

7.       TERMINATION.........................................................12

8.       GENERAL PROVISIONS..................................................12
         8.1.     Notices....................................................12
         8.2.     Assignment.................................................14
         8.3.     Amendment..................................................14
         8.4.     Applicable Law and Forum...................................14
         8.5.     Waiver of Breach...........................................15
         8.6.     Headings...................................................15
         8.7.     Copies.....................................................15
         8.8.     Entire Agreement...........................................15
         8.9.     Severability...............................................15
         8.10.    Incorrect Claim Notice or Payment Demands..................16

                            SECURITY DEPOSIT APPENDIX

1.   THE APPENDIX; DEFINITIONS

     1.1. The Appendix. This Appendix ("Appendix") is an integral part of a Franchise Agreement dated as of June 1, 1998, between Fairfax County, Virginia ("County"), and Media General Cable of Fairfax County, Inc. ("Grantee").

     1.2. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Franchise Agreement. As used herein, the following terms shall have the meanings ascribed to them below.

     1.3. "Award Notice" means a written notice executed by County or Grantee indicating that any Objection submitted by Grantee to any Claim Notice has been determined and resolved by entry of a final order, decree or judgment by a court of competent jurisdiction within the constraints of Section 8.4 of this Security Deposit Appendix, or by consent to entry of any judgment concerning such Objection. Such notice shall include a true copy of any such order, decree or judgment, if any, certified by a clerk of such court, and directions from County or Grantee, as applicable, for any disbursements to be made from the Escrow Fund in connection with the resolution of such Objection.

     1.4. "Claim Notice" means (a) a written notice of a Claim provided by County to Grantee and the Escrow Agent in accordance with Section 4.1 of this Security Deposit Appendix, including a statement of the exact or estimated dollar amount of a Claim; and (b) a written notice of an increase or decrease in the exact or estimated dollar amount or range of a Claim, as applicable, specifically referenced in such written notice provided by County to Grantee and the Escrow Agent in accordance with Section 4.1 of this Security Deposit Appendix respectively and relating to a previously provided Claim Notice.

     1.5. "Disbursement Event" means any event described in Section 4.2 of this Security Deposit Appendix upon the occurrence of which the Escrow Agent is authorized and required to make a disbursement from the Escrow Fund.

     1.6 "Escrowed Cash" means any and all income, increments, interest and gain earned with respect to the investment of the Escrow Fund pursuant to Section 3.2 hereof and any monies in the Escrow Fund in excess of $50,000.

     1.7. "Escrow Fund" means the amount of the Security Deposit Escrow and the Escrowed Cash.

     1.8. "Escrow Release Date" means a date no later than ninety days after the termination of Grantee's Franchise pursuant to the Franchise Agreement.

     1.9. "Claim" means any request by the County for payment by the Grantee that is made in accordance with Section 4 herein.

     1.10. "Security Deposit" means the amount of U.S. Fifty Thousand Dollars (U.S. $50,000) deposited with the Escrow Agent as provided in Section 3.1 of this Security Deposit Appendix.

     1.11. "Notice of Agreed Release" means a written declaration executed by County and Grantee specifying the resolution of any Objection to any Claim Notice, and including directions for any disbursement to be made from the Escrow Fund in connection with the resolution of such Objection.

     1.12. "Objection" means a written objection to a Claim Notice stating in detail the basis for such objection.

     1.13."Uncontested Claim" means (a) any Claim described in any Claim Notice for which Grantee does not submit a timely Objection, (b) any Claim described in any Claim Notice for which Grantee submits a timely Objection that is subsequently withdrawn in a Withdrawal Notice submitted by Grantee and (c) any Claim to the extent included in an Estimated Claim Amount set forth in any Objection to any Claim Notice that is timely submitted by Grantee.

     1.14. "Withdrawal Notice" means a written declaration (a) executed by County withdrawing a Claim Notice or reducing the amount of any Claim asserted in such Claim Notice, or (b) executed by Grantee withdrawing an Objection or increasing the Estimated Claim Amount included in such Objection.

2.   APPOINTMENT OF ESCROW AGENT

     2.1. Appointment. Grantee shall appoint an entity possessing the qualifications specified in Section 6.1, subject to the County's approval

("Escrow Agent"), to serve as escrow agent upon the terms, conditions and provisions of this Security Deposit Appendix. Grantee, with County's approval, has appointed First Union National Bank as the initial Escrow Agent.

     2.2. Fees. For its ordinary services hereunder (which shall include receipt, investment, and disbursement of the Escrow Fund in the manner contemplated by this Security Deposit Appendix), Grantee shall pay to the Escrow Agent in advance the annual fee in the amount and in the manner set forth on Exhibit A to this Security Deposit Agreement.

3.       ESCROW FUND

     3.1. Creation of Escrow Fund. Grantee hereby agrees to deposit with the Escrow Agent on the date hereof the amount of $50,000 to be held as a security deposit (the "Security Deposit") in accordance with Section 11(b) of the Franchise Agreement. The Escrow Agent shall hold, administer and pay the Security Deposit in accordance with the terms of this Security Deposit Appendix and not permit any withdrawal thereof except pursuant to the terms hereof.

     3.2. Investment of Escrow Fund. During the term of this Security Deposit Appendix the Escrow Agent shall invest and reinvest the Escrow Fund as directed by Grantee in obligations of the United States and agencies thereof or any money market account or fund investing solely in obligations of the United States or agencies thereof, or in one or more certificates of deposit, short term notes or other evidences of indebtedness issued by a commercial banking institution, including the Escrow Agent, having total assets at the time of the issuance thereof of at least $50,000,000 provided that no such investment shall have a maturity of more than thirty (30) days from the date of such investment unless specifically agreed to by County.

     Any Escrowed Cash shall not be considered part of the Escrow Fund but shall be distributed quarterly by the Escrow Agent to Grantee on March 31st, June 30th, September 30th, and December 31st of each year.

     3.3. Cooperation. County and Grantee shall cooperate with the Escrow Agent and deliver to the Escrow Agent such additional confirmations, certificates, affirmations, information and other documents as the Escrow Agent shall reasonably request in the performance of its obligations under this Security Deposit Appendix, including any and all such items as the Escrow Agent shall deem necessary to evidence termination of this Security Deposit Appendix and to evidence the consent of County and Grantee to the final distribution of the Escrow Fund in accordance with the terms of this Security Deposit Appendix.

     3.4. Purpose of Escrow Fund. The Escrow Fund has been established for the purpose of providing a source of funds to satisfy claims made by the County for amounts payable by Grantee to the County under the terms of the Franchise Agreement and/or applicable law that have not been satisfied from other sources.

     3.5. Restoration of Escrow Fund. Not later than thirty days after receipt of notification by Escrow Agent to Grantee by certified mail, return receipt requested, of a Disbursement Event involving amounts paid to the County, the

Grantee shall deposit in the Escrow Fund an amount necessary to restore the balance of the Escrow Fund to $50,000 pursuant to Section 11(b)(1)(C) of the Franchise Agreement.

4.   DISTRIBUTION OF ESCROW FUND

     4.1. Notice of Claim. At any time during the term of the Franchise, the County may deliver to the Grantee a demand for payment in writing (the "Payment Demand") containing the purpose, the amount, and reasonable verification of any payments due by Grantee to the County pursuant to the Franchise Agreement and/or applicable law that have not been timely paid. If the Grantee does not either
(a) make such payment or (b) file a legal action disputing the Payment Demand within ten business days of receiving the Payment Demand, then the County may submit a Claim Notice to the Escrow Agent and the Grantee containing the following:

                  (a) a copy of the Payment Demand and the date the Payment Demand was sent to the Grantee in accordance with the preceding sentence,

                  (b) a statement that the Grantee has not paid the amount specified in the Payment Demand or filed a legal action disputing the Payment Demand, and

                  (c) a statement that the Escrow Agent shall pay the County any amount specified in the Payment Demand and not yet paid by the Grantee.

         If the ten-day period specified in this Section 4.2 ends on a Saturday, a Sunday or any legal holiday in Virginia, then such period shall be extended to include the next day that is not a Saturday, a Sunday or a legal holiday.

     4.2. Disbursement Procedure. All disbursements hereunder shall be made by the Escrow Agent within three (3) business days following its receipt of (i) a Claim Notice executed in accordance with this Security Deposit Appendix, unless such Claim Notice is disputed, or (ii) a Notice of Agreed Release.

     4.3. Disposition of Escrow Fund. Any funds remaining in the Escrow Fund upon termination of the Franchise shall be returned to Grantee no later than ninety days after such termination, except to the extent that such funds are subject, as of the date of termination, to any unresolved Payment Demand pursuant to Section 4.1 hereof.

5.   PERFORMANCE OF THE ESCROW AGENT

     5.1. Disputes

                  (a) In the event that the Grantee files a legal action within the ten-day period pursuant to Section 4.1, the Escrow Agent shall be entitled to refuse to comply with any adverse claims or demands as long as such disagreement may continue, and in so refusing, shall make no delivery or other disposition of any property then held by it under this Security Deposit Appendix, and in so doing the Escrow Agent shall be entitled to continue to refrain from acting until (i) the right of adverse claimants shall have been finally settled by binding arbitration or finally adjudicated in a court assuming and having jurisdiction of the property involved herein or affected hereby within the constraints of Section 8.4 hereof or (ii) all differences shall have been adjusted by agreement and the Escrow Agent shall have been notified in writing of such agreement signed by the parties hereto.

                  (b) In the event of such disagreement, the Escrow Agent may, but need not, tender into the registry or custody of any court of competent jurisdiction within the constraints of Section 8.4 hereof all money or property in its hands under the terms of this Security Deposit Appendix, together with such legal proceedings as it deems appropriate and thereupon to be discharged from all further duties under this Security Deposit Appendix. The filing of any such legal proceeding shall not deprive the Escrow Agent of its compensation earned prior to such filing.

                  (c) The Escrow Agent shall have no obligation to take any legal action in connection with this Security Deposit Appendix or towards its enforcement, or to appear in, prosecute or defend any action or legal proceeding which would or might involve it in any cost, expense, loss or liability unless security and indemnity shall be furnished.

6.   VACANCIES

     6.1. Resignation of the Escrow Agent. The Escrow Agent may at any time resign by giving at least thirty (30) days' prior written notice of such resignation to each of the other parties hereto and depositing a proportionate share of its annual fee in the Escrow Fund. In such event, Grantee with the approval of the County, which approval shall not be unreasonably withheld or delayed, will promptly select another bank doing business in Virginia, insured by the Federal Deposit Insurance Corporation, and with assets of not less than $50,000,000 which will be appointed as successor escrow agent, and the County and the Grantee shall enter into an agreement with such other bank in substantially the form of this Security Deposit Appendix which shall then be deemed the "Security Deposit Appendix" for all purposes under the Franchise Agreement. The County and the Grantee hereby approve NationsBank of Virginia, N.A. as satisfactory successor escrow agent in the event that a successor escrow agent needs to be appointed. From and after the effective date of such resignation or appointment, the Escrow Agent shall not be obligated to perform any of the duties of the Escrow Agent hereunder and will not be liable for any nonperformance thereof nor for any act or failure to act whatsoever on the part of any successor escrow agent. If a successor for the Escrow Agent hereunder shall not have been selected, as aforesaid, the Escrow Agent shall be entitled to petition any court for the appointment of a successor for it hereunder, or in the alternative, it may transfer and deliver the Escrow Fund to or upon the order of any court.

     6.2. Successor to the Escrow Agent. Any corporation resulting from any merger or consolidation to which the Escrow Agent shall be a party, or any corporation in any manner succeeding to all or substantially all of the business of the Escrow Agent, provided such corporation shall be a banking corporation organized under the laws of the United States of America with trust powers, shall be the successor escrow agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     6.3. Removal of the Escrow Agent. In the event County and Grantee each consent to the removal of the Escrow Agent and the appointment of a successor escrow agent, the Escrow Agent shall transfer and deliver the Escrow Fund to such successor escrow agent whereupon the Escrow Agent shall be discharged from all further duties hereunder.

7.   TERMINATION

     This Security Deposit Appendix shall terminate when the entire Escrow Fund has been distributed after the end of the Franchise Agreement as provided in
Section 1.

8.   GENERAL PROVISIONS

     8.1. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be given to the designated agents of the following officials and officers at the following addresses (or at such other addresses as shall be given in writing by the parties to one another by like notice):

County:   County Executive
          Fairfax County Department of Consumer Affairs
          12000 Government Center Parkway
          Fairfax, Virginia 22035-0064
          Telephone: (703) 324-5949
          Facsimile: (703) 803-0489

With a copy (which
shall not constitute
notice) to:
          Fairfax County Attorney
          Office of County Attorney
          12000 Government Center Parkway, Suite 549
          Telephone: (703) 342-2421
          Facsimile: (703) 324-3938

Grantee:  President
          Media General Cable of Fairfax County, Inc.
          14650 Old Lee Road
          Chantilly, Virginia 20151-1799
          Telephone: (703) 378 3926
          Facsimile: (703) 378-3417

With a copy (which
shall not constitute
notice) to:
         General Counsel
         Media General, Inc.
         333 East Grace Street
         Richmond, Virginia 23293-0001
         Telephone: (804) 649-6029
         Facsimile: (804) 649-6898


Escrow Agent:
         Corporate Trust Officer
         First Union National Bank
         800 East Main Street

         Lower Mezzanine
         Richmond, Virginia  23219
         Telephone: (804) 343-6058
         Facsimile: (804) 343-6699

     8.2. Assignment. This Security Deposit Appendix is not intended to confer upon any person other than the parties to this Security Deposit Appendix any rights or remedies hereunder. Neither this Security Deposit Appendix nor the rights or obligations described herein shall be assigned by operation of law or any party hereto, without the prior written consent of each of the other parties, except that it may be assigned or transferred by Grantee to any affiliated entity.

     8.3. Amendment. No amendment or modification of this Security Deposit Appendix shall be valid or binding upon the parties hereto unless made in writing and signed by County, the Grantee, and the Escrow Agent.

     8.4. Applicable Law and Forum. This Security Deposit Appendix shall be construed and enforced under the laws of the Commonwealth of Virginia. Each of County, Grantee and the Escrow Agent submits to any state or federal court with appropriate jurisdiction sitting in Fairfax County, Virginia or Alexandria, Virginia, in any action or proceeding arising out of or relating to this Security Deposit Appendix, agrees that all claims in respect of the action or proceeding may be heard and determined in any such court, and agrees not to bring any action or proceeding arising out of or relating to this Security Deposit Appendix in any other court. Each of County, Grantee and the Escrow

Agent waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto. Each of County, Grantee and the Escrow Agent agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law.

     8.5. Waiver of Breach. The failure of any party hereto at any time to require strict compliance by the other parties hereto with any of the provisions hereof shall not amount to a waiver and shall not diminish the right of any party thereafter to demand strict compliance therewith or with any other provision hereof. No waiver by any party hereto of any right hereunder shall be effective unless expressed in writing.

     8.6. Headings. Captions and section headings used herein are for convenience only and are not a part of this Security Deposit Appendix and shall not be used in construing it.

     8.7. Copies. This Security Deposit Appendix may be executed in two or more originals, all of which shall be considered one and the same agreement.

     8.8. Entire Agreement. This Security Deposit Appendix and the Franchise Agreement contain the entire agreement among the parties hereto concerning the transaction contemplated herein and supersede all prior agreements or understandings between the parties hereto relating to the subject matter hereof. No oral representation, agreement or understanding made by any party hereto shall be valid or binding upon such party or any other party hereto.

     8.9. Severability. It is the desire and intent of the parties that the provisions of this Security Deposit Appendix be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Security Deposit Appendix would be held in any jurisdiction or as to any person to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction or as to such person, shall be ineffective, without invalidating the remaining provisions of this Security Deposit Appendix or affecting the validity or enforceability of such provision in any other jurisdiction as to any other person. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction or as to such person, it shall, as to such jurisdiction or person, be so narrowly drawn, without invalidating the remaining provisions of this Security Deposit Appendix or affecting the validity or enforceability of such provision in any other jurisdiction or as to any other person.

     8.10. Incorrect Claim Notice or Payment Demands. Each of the parties hereto agree that if it submits an incorrect or false Claim Notice, Uncontested Claim, Notice of Agreed Release or Payment Demand (collectively "Notices") and receives money from the Escrow Fund based thereupon, it shall immediately reimburse the Escrow Fund by the amount of any inaccuracy or overcharge and shall also reimburse the Escrow Fund for any and all loss, costs, expenses and/or damages related thereto and shall indemnify and hold harmless the other parties hereto for any losses, costs, expenses and/or damages incurred (including attorney and accounting fees and including any fees or expenses incurred to enforce this paragraph 8.10) due to such inaccurate or false Notices or Payment Demand, but only to the extent the other parties hereto have been adversely effected or prejudiced as a result of such submission.

     IN WITNESS WHEREOF, the parties hereto have executed this Security Deposit Appendix effective as of June 1, 1998.

THE BOARD OF SUPERVISORS OF
FAIRFAX COUNTY, VIRGINIA

BY:
   -------------------------------------

         Chairman, Board of Supervisors

BY:
   -------------------------------------
         County Executive

GRANTEE:  MEDIA GENERAL CABLE OF
FAIRFAX COUNTY, INC., a Virginia

Corporation

BY:
   -------------------------------------

Title:
      ----------------------------------

FIRST UNION NATIONAL BANK

BY:
   -------------------------------------

Title:
      ----------------------------------

                         APPENDIX 6: SECURITY AGREEMENT

          SECURITY AGREEMENT BY AND BETWEEN THE BOARD OF SUPERVISORS OF FAIRFAX COUNTY, VIRGINIA, AND MEDIA GENERAL CABLE OF FAIRFAX
                                  COUNTY, INC.

         This Security Agreement made this 10th day of June, 1998, between the Board of Supervisors of Fairfax County, Virginia, hereinafter "County" and Media General Cable of Fairfax County, Inc., hereinafter "Grantee", to secure the duty to make payments of money from the Grantee to County, such money including franchise fees that may become due and owing under the Grantee's franchise agreement with the County dated June 1, 1998 ("Franchise Agreement"), and as consideration for such Franchise Agreement, the Grantee hereby grants, bargains, sells, assigns, pledges, transfers, conveys and delivers a security interest to the County, its successors and assigns, in the following:

         (1) all of the Grantee's cable system equipment and facilities, whenever acquired, located in the franchise area described in the Franchise Agreement;
         (2) all accounts owned by the Grantee at the date of this agreement and acquired by the Grantee at any time hereafter that are related to the operation of Grantee's cable system in the franchise area described in the Franchise Agreement; and
         (3) the proceeds from the sale of any of the above (all hereinafter collectively referred to as "the Collateral").

                                    ARTICLE I

                              Indebtedness Secured

Section 1.1 - Indebtedness Secured.

         This Security Agreement is made to secure and enforce the indebtedness described below:

         (a) All franchise fees payable to the County under the cable television franchise agreement between the Grantee and the County.

         (b) All other moneys now or hereafter owed to the County by the Grantee, whether such money represents a liquidated or unliquidated amount.

                                   ARTICLE II

                    Representations, Warranties and Covenants

Section 2.1 - Representations, Warranties and Covenants

         Grantee hereby represents, warrants and covenants to and with the County as follows:

         (a) No Litigation or Defaults. There are no suits or proceedings pending or, to the knowledge of the Grantee, threatened against or affecting the Grantee or any of its properties, including the Collateral hereunder, before any court or by or before any regulatory authority which, if adversely determined, would have an adverse effect on the financial condition or business of the Grantee or any of the Collateral, and Grantee is not in default under any order, writ, injunction, decree or demand of any court, regulatory department or governmental authority.

         (b)  Warranty of Title.

                  (1) Grantee has the legal right and authority to grant, bargain, sell, set over and deliver, grant a security interest in, pledge, assign, transfer and convey all of its right, title and interest in, to and under the Collateral (including, but not limited to, Accounts Receivable), and all rights, interests, remedies, powers and privileges incident thereto, in the manner and form hereby done or intended. The Collateral is not subject of any set-off, counterclaim, recoupment or defense.

                  (2) Grantee has good and transferable title to the Collateral free and clear of all liens, security interests, charges and encumbrances of every character, other than the lien and security interest of this Security Agreement. Grantee hereby binds itself to warrant and defend unto the County, its successors in this Security Agreement and its assigns, the Collateral against every person who claims the same, or any part thereof. This Security Agreement is made with full substitution and subrogation of the County in and to all covenants and warranties heretofore given or made by others in respect to the Collateral, or any part thereof.

                  (3) Grantee's right, title and interest in and to the Collateral is free and clear of all liens, security interests, charges and encumbrances other than the lien and security interest of this Security Agreement. The Grantee has not assigned, pledged or otherwise disposed of the whole or any part of its right, title or interest in or to the Collateral to any person other than County, except as herein stated.

                  (4) There is no effective financing statement or other similar instrument on file against the Grantee in any State covering the Collateral, or any part thereof, or the proceeds of the Collateral, other than this Security Agreement.

         (c) Further Assurances. Grantee will, at the County's request, promptly correct any defect, error or omission which may be discovered in the contents of this Security Agreement or in the execution or acknowledgment hereof, and will execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be requested by the County: (i) to carry out more effectively the purposes and intent of this Security Agreement; (ii) to subject the Grantee's cable system facilities and equipment to the lien and security interest hereby created; and (iii) to protect and maintain such lien and security interest.

         (d) Payment of Franchisee's Obligations. The Grantee will duly and punctually pay, when due, all moneys it owes to the County.

         (e) Recordation and Rerecordation of Agreement. To the extent permitted by applicable law, the Grantee will promptly, and at its own expense, record and rerecord, file and refile, and register and reregister this Security Agreement, any financing or continuation statements, and every other instrument in addition or supplemental hereto or thereto, that shall be required by law in order to perfect and maintain the validity and effectiveness of the lien and security interest intended to be created by this Security Agreement, in such manner and places, and within such times as may be necessary or as the County shall direct to accomplish such purposes, and to preserve and protect the rights and remedies of the County. The Grantee shall furnish satisfactory evidence of every such recording, filing and registration to the County.

         (f) Maintenance of Books of Account and Chief Place of Business. The Grantee will keep proper books of record and account, in which complete and correct entries will be made of all of its business and financial transactions (including, without limitation, such books of record and account covering the Accounts Receivable and the moneys due and to become due thereunder), such entries to be made in accordance with generally accepted accounting principles consistently applied in the case of financial transactions. All such books of record and account shall be kept in the Grantee's principal business office in the County of Fairfax.

                                   ARTICLE III

                                    Remedies

Section 3.1 - Sale of The Collateral; Enforcement Proceedings.

                  If any money owed by Grantee to the County shall have become due and payable, and shall not have been paid, the County shall have the following rights and powers (including all the rights of a secured party under the Uniform Commercial Code of the Commonwealth of Virginia):

                  (a) to sell, to the extent permitted by law, the Collateral or any part thereof, at one or more public or private sales. At such sales, the Collateral may be sold as an undivided whole, or as severable parts, on such terms and conditions, for cash or credit, as directed in such written request, at such place or places and otherwise in such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as the County may deem appropriate, and to make conveyance to the purchaser or purchasers; or

                  (b) to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement of the Grantee contained herein, or in aid of the execution of any power herein granted, or for any foreclosure or sale of the Collateral, or any part thereof under the judgment or decree of any court of competent jurisdiction, or for the appointment of a receiver or receivers of the Grantee as to the Collateral or for the enforcement of any other appropriate legal or equitable remedy.

Section 3.2 - Manner of Sale of The Collateral.

         In exercising the power of sale hereby given, the County may conduct any number of sales from time to time. The power of sale shall not be exhausted by any one or more such sales as to any part of the Collateral not lawfully sold, but shall continue unimpaired until all of the Collateral shall have been sold or all indebtedness of the Grantee hereunder and under the Franchise Agreement shall have been paid.

         The County shall have the right and power to sell all or any part of the Collateral at one or more sales, as an entirety or in any undivided or severable parts, and in such order as it may deem expedient, all in accordance with any applicable law relating to such matters.

         The sale of all or any portion of the Collateral may be postponed by County by public announcement at the time and place of such sale, and from time to time thereafter may be further postponed by public announcement made at the time of sale fixed by the preceding postponement.

         Upon any sale, whether under the power of sale hereby given or by virtue of judicial proceedings, it shall not be necessary for any person conducting a sale to have physically present, or constructively in his possession, any of the Collateral.

         Upon the completion of any sale under this Article III, the County shall be entitled to execute and deliver to the purchaser or purchasers a good and sufficient instrument of conveyance, sale and transfer of the Collateral, or any part thereof; and the County or its successors are hereby irrevocably appointed the true and lawful attorneys for the Grantee, in its name and stead, to make and execute all necessary conveyances of the property sold. Notwithstanding the foregoing, the Grantee will, if so requested by the County or by any purchaser, confirm any such sale or transfer by executing and delivering to the County or to such purchaser all proper instruments of sale and transfer, and releases as may be specified in any such request.

Section 3.3 - Application of Proceeds of Sale.

         The proceeds of sale of the Collateral, or any part thereof, pursuant to this Article III, and all other amounts and moneys received by County hereunder or in any proceedings for the enforcement hereof, the application of which has not elsewhere herein been specifically provided for, shall be applied as follows:

         FIRST: To the payment of all necessary costs and expenses incident to such sale and the enforcement of this Security Agreement, including, but not limited to, reasonable compensation to the agents, attorneys and counsel of the County;

         SECOND: To the payment of the Franchise Fee and any money owed to the County hereunder or under the Franchise Agreement between the Grantee and the County;

         THIRD: The remainder, if any, shall be paid to the Grantee, its successors or assigns, or to whomever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

Section 3.4 - Appointment of Receiver.

         The Grantee agrees that this Security Agreement shall not be construed to prohibit the appointment of a receiver, in the event of a default by the Grantee.

Section 3.5 - Enforcement by County.

         All remedies herein expressly provided for shall be in addition to, and not in derogation of any other remedies now or hereafter existing at law or in equity. The exercise of one remedy under this Security Agreement shall not foreclose the use of another.

                                   ARTICLE IV

                            Miscellaneous Provisions

Section 4.1 - Headings.

         Article and section headings used in this Security Agreement are intended solely to facilitate reading and reference to the sections and provisions of this Security Agreement. Such headings shall not affect the meaning or interpretation of this Security Agreement.

Section 4.2 - Financing Statement.

         Attached hereto, as Exhibit A, is a copy of the Financing Statement which the County and the Grantee have executed in quintuplicate simultaneously with the execution of this Security Agreement. Exhibit A and this Agreement may be filed to perfect the security interest created herein.

 Section 4.3 - Term.

         This Security Agreement shall remain in force and effect from the date of execution hereof, until all money owing to the County from the Grantee is paid in full. This Agreement shall not encompass any obligation which comes into existence more than fifteen years after the date of execution hereof.

Section 4.4 - Virginia Law to Apply.

         This Security Agreement shall be construed and governed under and in accordance with the laws of the Commonwealth of Virginia. All obligations of the parties created hereunder are performable in Fairfax County, Virginia.

Section 4.5 - Agreement to Bind Successors and Assigns.

         This Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 4.6 - Severability.

         If any term or provision of this Security Agreement shall, to any extent, be held to be invalid or unenforceable by a valid order of any court or regulatory agency, the remainder hereof shall be valid in all other respects and continue to be effective. In the event of a subsequent change in applicable law, so that the provision which had been held invalid is no longer invalid, said provision shall thereupon return to full force and effect without further action by the County and shall thereafter be binding on the Grantee and the County.

         IN WITNESS WHEREOF, the parties have set their hands and seals on the date first above written.

THE BOARD OF SUPERVISORS OF
FAIRFAX COUNTY, VIRGINIA

BY:
    -----------------------------------
         Chairman, Board of Supervisors

BY:
    -----------------------------------
         County Executive

GRANTEE: MEDIA GENERAL CABLE OF

FAIRFAX COUNTY, INC., a Virginia

Corporation

BY:
    -----------------------------------

Title:
       --------------------------------

                      APPENDIX 7: GUARANTEE OF PERFORMANCE

                            GUARANTEE OF PERFORMANCE

         WHEREAS, Fairfax County, Virginia ("County") granted a franchise ("Franchise") to Media General Cable of Fairfax County, Inc. ("Grantee"), to erect, construct, operate, and maintain a cable system in the County pursuant to Ordinance No. 10-98-H, and the Fairfax County Cable Communications Ordinance, Chapter 9 of the Code of the County of Fairfax (collectively, the "Franchise Documents"); and

                  WHEREAS, Media General, Inc., of Richmond, Virginia ("Guarantor") is a principal shareholder in and the parent of the Grantee and will have a substantial interest in the Franchise, in the conduct of the Grantee, and in the Franchise Agreement and Franchise Documents, which are incorporated herein by reference;

                  WHEREAS, Guarantor desires to provide the fullest assurance to the County that Grantee will be able to fully discharge its duties and obligations under the Franchise Agreement and Franchise Documents;

                  NOW, THEREFORE, the Guarantor hereby unconditionally guarantees the due and punctual performance of any and all obligations of the Grantee required by the Franchise Agreement and Franchise Documents. The Guarantor irrevocably appoints Grantee, its successors and assigns, as its agent for the purpose of consenting to all changes in the terms and conditions of the

Franchise Agreement and Franchise Documents. The Guarantor hereby ratifies and confirms such changes as may be made from time to time, and waives any notice of acceptance, non-payment, default and non-performance required by the Franchise Agreement and Franchise Documents.

                  This Guarantee, unless terminated, substituted or canceled as hereinafter provided, shall remain in full force and effect for the term of the Franchise, as it may be renewed or extended and as provided by the Franchise Agreement and Franchise Documents; provided, however, that upon the County's prior written approval of a substitute guarantor, which approval shall not be unreasonably withheld, this Guarantee may be terminated, substituted or canceled upon written notice from the Guarantor to the County and the Grantee. Any such substitution of the Guarantor will be implemented in a manner that ensures that the substitute guarantee is in place and effective prior to or contemporaneously with the termination, substitution or cancellation of this Guarantee so that there is no breach in coverage.

                  Any such notice to be given hereunder shall be addressed to:
County:  County Executive

                  Fairfax County Department of Consumer Affairs
                  12000 Government Center Parkway
                  Fairfax, Virginia 22035-0064

                  Telephone: (703) 324-5949
                  Facsimile: (703) 803-0489

With a copy (which
shall not constitute
notice) to:
                  Fairfax County Attorney
                  Office of County Attorney

                  12000 Government Center Parkway, Suite 549
                  Telephone: (703) 342-2421
                  Facsimile: (703) 324-3938

Grantee: President
                  Media General Cable of Fairfax County, Inc.
                  14650 Old Lee Road
                  Chantilly, Virginia 20151-1799
                  Telephone: (703) 378 3926
                  Facsimile: (703) 378-3417

With a copy (which
shall not constitute
notice) to:
                  General Counsel
                  Media General, Inc.
                  333 East Grace Street
                  Richmond, Virginia 23293-0001
                  Telephone: (804) 649-6029
                  Facsimile: (804) 649-6898

Such termination shall not affect liability incurred or accrued under this Guarantee prior to the effective date of such termination or cancellation.

                  The Guarantor consents to the release of any security held to assure Grantee's performance of its obligations.

                                       Media General, Inc., Guarantor

                                       By: __________________________

                                       Title: ________________________

                                       Date:    _________________, 1998

               APPENDIX 8: ACCEPTANCE OF FRANCHISE BY THE GRANTEE

                     ACCEPTANCE OF FRANCHISE BY THE GRANTEE

         Media General Cable of Fairfax County, Inc. ("Grantee") hereby accepts the franchise to erect, construct, maintain, and operate a cable system offered by Ordinance No. 10-98-H of Fairfax County, Virginia ("County"), as amended ("Granting Ordinance"). By this acceptance, Grantee agrees that, as set forth in the franchise and the Franchise Agreement, it shall be bound by the terms and conditions of the Franchise Agreement, any amendments thereto, and the Fairfax County Cable Communications Ordinance, Chapter 9 of the Code of the County of Fairfax, and any amendments thereto (collectively, the "Franchise Documents").

         By accepting the franchise, the Grantee further: (1) acknowledges and accepts the County's legal right to issue and enforce the franchise; (2) agrees that it will not oppose the County's intervention in any proceeding affecting its cable system; (3) accepts and agrees to comply with each and every provision of the Franchise Documents; (4) agrees that the franchise and Granting Ordinance shall not be effective until and unless all conditions precedent are satisfied; and (5) agrees that the franchise was granted pursuant to processes and procedures consistent with applicable law, and that it will not raise any claim to the contrary.

         The Grantee declares that it has carefully read all of the terms and conditions of the Franchise Documents, and accepts and agrees to abide by the same.

         Upon the franchise becoming effective, the Grantee shall be immediately bound to maintain and operate a cable system under the terms, conditions and limitations set forth in the Franchise Documents and other applicable law, as of the time and date it files this written acceptance with the County.

         AGREED TO THIS _____ DAY OF _____________, 1998.

Media General Cable of Fairfax County, Inc.

By:
    -----------------------------------

Its:
     ----------------------------------

COMMONWEALTH OF VIRGINIA:

         I HEREBY CERTIFY, that on this ___ day of _______________, 1998, before me, the subscriber, a Notary Public of the Commonwealth of Virginia, in and for Fairfax County, Virginia, aforesaid personally appeared _______________________ _______________________________________ of_____________________________________
and acknowledged the foregoing Acceptance of Franchise by Grantee in Fairfax County, Virginia, to be the act and deed of said company.

         Fairfax County, Virginia

         AS WITNESS my hand and Notary Seal

                                  -------------------------
                                  Notary Public

My Commission Expires:
                       ---------------------